UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2017

Date of reporting period:	9/30/2017

Item 1 – Reports to Stockholders

PRUDENTIAL BALANCED FUND

ANNUAL REPORT

SEPTEMBER 30, 2017

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Objective: Income and long-term growth of capital

Highlights

PRUDENTIAL BALANCED FUND

•	The Fund benefited overall from asset allocation in both the equity and fixed income segments of the portfolio.

•	All three quantitative factors—valuation, quality, and growth—contributed to favorable stock selection across the market capitalization spectrum, though quality was muted among small-cap equities.

•	While stock selection overall was positive within the equity portion of the Fund, selection in the utilities and telecommunications sectors detracted from returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential Balanced Fund

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Balanced Fund informative and useful. The report covers performance for the 12-month period ended September 30, 2017.

Significant events during the reporting period included a new President, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Balanced Fund

November 16, 2017

Prudential Balanced Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	4.89	7.97	4.94
Class B	5.16	8.29	4.79
Class C	9.23	8.45	4.79
Class R	10.77	8.99	5.29
Class Z	11.32	9.53	5.85
Customized Blend Index	11.06	9.06	6.23
Bloomberg Barclays US Aggregate Bond Index	0.07	2.06	4.27
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Growth Funds Average	12.35	8.62	4.88

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	10.99	9.20	5.53
Class B	10.16	8.43	4.79
Class C	10.23	8.45	4.79
Class R	10.77	8.99	5.29
Class Z	11.32	9.53	5.85
Customized Blend Index	11.06	9.06	6.23
Bloomberg Barclays US Aggregate Bond Index	0.07	2.06	4.27
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Growth Funds Average	12.35	8.62	4.88

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Balanced Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class R**	Class Z**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1%	1%	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS–UPDATE” in the front of this report for more information.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is made up of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class under the Fund’s investment strategies.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how US investment-grade bonds have performed.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

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Lipper Mixed-Asset Target Allocation Growth Funds Average—The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds universe for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/17 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	1.6
Facebook, Inc. (Class A Stock), Internet Software & Services	1.2
JPMorgan Chase & Co., Banks	1.1
Alphabet, Inc. (Class C Stock), Internet Software & Services	1.0
Bank of America Corp., Banks	0.9

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/17 (%)
Banks	4.8
Software	3.2
Oil, Gas & Consumable Fuels	3.1
Internet Software & Services	3.0
Pharmaceuticals	2.6

Industry weightings reflect only long-term equity investments and are subject to change.

Prudential Balanced Fund	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential Balanced Fund’s Class A shares returned 10.99%, without sales charges, for the 12-month reporting period that ended September 30, 2017. The Fund’s Class A shares underperformed the 11.06% return of the Customized Blend Index (the Index) and the 12.35% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What were market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new Administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new Administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, DC, combined with modestly softer economic data, led to a modest decline in long-term US Treasury yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump Administration.

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International equities recorded double-digit gains, fueled by strong performance in Europe and the Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the quarter, the Fed provided details on how it planned to reduce its balance sheet.

What worked?

•	The Fund benefited overall from asset allocation in both the equity and fixed income segments of the portfolio.

•	The portion of the Fund invested in bonds outperformed the Bloomberg Barclays US Aggregate Bond Index by 1.19% during the reporting period.

•

Security selection within fixed income contributed significantly to performance, highlighted by positioning in non-agency mortgage-backed securities, investment-grade corporate bonds, and collateralized loan obligations.

•	Sector allocation within the bond market added to performance as well, led by overweight positions in high-yield corporate bonds and commercial mortgage-backed securities.

•	The portion of the Fund invested in equities outperformed the Fund’s blended equity benchmark by 0.74% during the reporting period.

•	All three quantitative factors—valuation, quality, and growth—contributed to favorable stock selection across the market capitalization spectrum, though quality was muted among small-cap equities.

•	The Fund maintained, on average, an overweight in equities, which bolstered performance as equities outperformed bonds during the period.

What didn’t work?

•	While stock selection overall was positive within the equity portion of the Fund, selection in the utilities and telecommunications sectors detracted from returns.

•	Security selection overall within the fixed income portion of the Fund added to performance, but selection of mortgage-backed securities hampered results.

•	Within the fixed income portion of the Fund, yield curve positioning had a negative impact on performance during the reporting period.

Current outlook

•

At the end of the reporting period, the global economy was firing on all cylinders, with growth more synchronized and robust than it has been in a decade, mainly because of better growth in Japan, Europe, and the emerging markets.

Prudential Balanced Fund	11

Strategy and Performance Overview (continued)

•	QMA believes the US economic expansion remains on track. Growth has bounced back from a weak first quarter, while diminished headwinds and supportive financial conditions point to continued strength.

•

A key question is the timing of the next US recession. The yield curve bears special watching, in QMA’s view. Based on historical patterns, current levels suggest the recovery could extend at least through 2018. Using the late cycles of the last two long-lived expansions as a guide, the next recession may not begin until 2020.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Balanced Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Balanced Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,058.40	1.18%	$6.09
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97
Class B	Actual	$1,000.00	$1,054.50	1.88%	$9.68
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50
Class C	Actual	$1,000.00	$1,054.50	1.88%	$9.68
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50
Class R	Actual	$1,000.00	$1,057.30	1.38%	$7.12
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98
Class Z	Actual	$1,000.00	$1,060.20	0.88%	$4.54
	Hypothetical	$1,000.00	$1,020.66	0.88%	$4.46

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS 61.2%

Aerospace & Defense 1.4%
Airbus SE (France)	1,143	$108,807
BAE Systems PLC (United Kingdom)	6,388	54,098
Boeing Co. (The)	2,100	533,841
Cobham PLC (United Kingdom)	5,380	10,508
Curtiss-Wright Corp.	1,600	167,264
Dassault Aviation SA (France)	5	8,091
Ducommun, Inc.*	1,400	44,870
Elbit Systems Ltd. (Israel)	45	6,616
Engility Holdings, Inc.*	2,500	86,700
Esterline Technologies Corp.*	1,300	117,195
Huntington Ingalls Industries, Inc.	5,500	1,245,420
Leonardo SpA (Italy)	776	14,550
Lockheed Martin Corp.	8,700	2,699,523
Meggitt PLC (United Kingdom)	1,504	10,505
Moog, Inc. (Class A Stock)*	2,100	175,203
Northrop Grumman Corp.	6,600	1,898,952
Orbital ATK, Inc.	1,700	226,372
Raytheon Co.	800	149,264
Rolls-Royce Holdings PLC (United Kingdom)*	3,214	38,228
Safran SA (France)	616	62,948
Singapore Technologies Engineering Ltd. (Singapore)	3,100	7,879
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1,100	85,492
Thales SA (France)	203	22,990
Vectrus, Inc.*	2,300	70,932
Zodiac Aerospace (France)	396	11,449

		7,857,697

Air Freight & Logistics 0.5%
Bollore SA (France)	1,631	8,156
Deutsche Post AG (Germany) (Registered Shares)	1,922	85,671
FedEx Corp.	7,800	1,759,524
Royal Mail PLC (United Kingdom)	1,688	8,692
United Parcel Service, Inc. (Class B Stock)	5,600	672,504
Yamato Holdings Co. Ltd. (Japan)	700	14,140

		2,548,687

Airlines 0.0%
ANA Holdings, Inc. (Japan)	230	8,712
Deutsche Lufthansa AG (Germany) (Registered Shares)	458	12,737
easyJet PLC (United Kingdom)	281	4,586
Hawaiian Holdings, Inc.*	4,400	165,220

See Notes to Financial Statements.

Prudential Balanced Fund	15

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Airlines (cont’d.)
International Consolidated Airlines Group SA (United Kingdom)	1,236	$9,850
Japan Airlines Co. Ltd. (Japan)	200	6,770
Qantas Airways Ltd. (Australia)	795	3,641
Singapore Airlines Ltd. (Singapore)	1,000	7,415

		218,931

Auto Components 0.4%
Aisin Seiki Co. Ltd. (Japan)	350	18,453
BorgWarner, Inc.	11,300	578,899
Bridgestone Corp. (Japan)	1,300	59,025
Cie Generale des Etablissements Michelin (France)	346	50,482
Continental AG (Germany)	215	54,603
Cooper-Standard Holding, Inc.*	1,600	185,552
Denso Corp. (Japan)	950	48,080
GKN PLC (United Kingdom)	3,442	15,949
Koito Manufacturing Co. Ltd. (Japan)	200	12,559
Lear Corp.	4,800	830,784
NGK Spark Plug Co. Ltd. (Japan)	400	8,518
NOK Corp. (Japan)	200	4,474
Nokian Renkaat OYJ (Finland)	253	11,258
Stanley Electric Co. Ltd. (Japan)	300	10,289
Sumitomo Electric Industries Ltd. (Japan)	1,500	24,522
Sumitomo Rubber Industries Ltd. (Japan)	400	7,342
Tenneco, Inc.	3,200	194,144
Tower International, Inc.	1,500	40,800
Toyoda Gosei Co. Ltd. (Japan)	150	3,545
Toyota Industries Corp. (Japan)	300	17,254
Valeo SA (France)	471	34,948
Yokohama Rubber Co. Ltd. (The) (Japan)	200	4,124

		2,215,604

Automobiles 0.8%
Bayerische Motoren Werke AG (Germany)	652	66,174
Daimler AG (Germany) (Registered Shares)	1,923	153,503
Ferrari NV (Italy)	240	26,555
Fiat Chrysler Automobiles NV (United Kingdom)*	2,077	37,222
Ford Motor Co.	107,200	1,283,184
General Motors Co.	58,500	2,362,230
Honda Motor Co. Ltd. (Japan)	3,400	100,438
Isuzu Motors Ltd. (Japan)	1,150	15,248
Mazda Motor Corp. (Japan)	1,160	17,771
Mitsubishi Motors Corp. (Japan)	1,470	11,638

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Automobiles (cont’d.)
Nissan Motor Co. Ltd. (Japan)	4,600	$45,570
Peugeot SA (France)	1,022	24,329
Renault SA (France)	345	33,899
Subaru Corp. (Japan)	1,200	43,281
Suzuki Motor Corp. (Japan)	700	36,740
Toyota Motor Corp. (Japan)	5,204	310,306
Volkswagen AG (Germany)	71	12,010
Yamaha Motor Co. Ltd. (Japan)	600	17,961

		4,598,059

Banks 4.8%
ABN AMRO Group NV (Netherlands), CVA, 144A	838	25,093
American National Bankshares, Inc.	300	12,360
Aozora Bank Ltd. (Japan)	260	9,899
Australia & New Zealand Banking Group Ltd. (Australia)	5,787	134,800
BancFirst Corp.	1,200	68,100
Banco Bilbao Vizcaya Argentaria SA (Spain)	13,131	117,396
Banco de Sabadell SA (Spain)	10,534	22,022
Banco Santander SA (Spain)	31,813	222,526
Bancorp, Inc. (The)*	7,400	61,198
BancorpSouth, Inc.	1,700	54,485
Bank Hapoalim BM (Israel)	2,045	14,310
Bank Leumi Le-Israel BM (Israel)	3,069	16,310
Bank of America Corp.	192,200	4,870,348
Bank of East Asia Ltd. (The) (Hong Kong)	2,600	11,270
Bank of Ireland Group PLC (Ireland)*	1,882	15,415
Bank of Kyoto Ltd. (The) (Japan)	120	6,108
Bank of Queensland Ltd. (Australia)	843	8,603
Bankia SA (Spain)	1,957	9,448
Bankinter SA (Spain)	1,265	11,981
Barclays PLC (United Kingdom)	33,505	86,878
Bendigo & Adelaide Bank Ltd. (Australia)	1,072	9,788
Berkshire Hills Bancorp, Inc.	2,400	93,000
BNP Paribas SA (France)	2,226	179,583
BOC Hong Kong Holdings Ltd. (China)	7,500	36,532
Brookline Bancorp, Inc.	3,300	51,150
CaixaBank SA (Spain)	7,086	35,568
Cathay General Bancorp	3,200	128,640
Central Pacific Financial Corp.	2,000	64,360
Chiba Bank Ltd. (The) (Japan)	1,500	10,742
Chugoku Bank Ltd. (The) (Japan)	300	4,115
Citigroup, Inc.	56,770	4,129,450
Commerzbank AG (Germany)*	2,152	29,348

See Notes to Financial Statements.

Prudential Balanced Fund	17

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Commonwealth Bank of Australia (Australia)	3,499	$207,187
Concordia Financial Group Ltd. (Japan)	2,400	11,870
Credit Agricole SA (France)	2,271	41,341
Danske Bank A/S (Denmark)	1,460	58,507
DBS Group Holdings Ltd. (Singapore)	3,613	55,619
DNB ASA (Norway)	1,895	38,260
Erste Group Bank AG (Austria)*	582	25,145
Farmers National Banc Corp.	1,500	22,575
FB Financial Corp.*	300	11,316
Financial Institutions, Inc.	3,400	97,920
First BanCorp	1,900	65,379
First BanCorp (Puerto Rico)*	13,500	69,120
First Citizens BancShares, Inc. (Class A Stock)	440	164,512
First Commonwealth Financial Corp.	1,700	24,021
First Community Bancshares, Inc.	1,600	46,576
First Financial Bancorp	2,100	54,915
First Financial Corp.	1,400	66,640
Fukuoka Financial Group, Inc. (Japan)	1,700	7,864
Great Southern Bancorp, Inc.	800	44,520
Green Bancorp, Inc.*	1,300	30,745
Hachijuni Bank Ltd. (The) (Japan)	800	5,006
Hancock Holding Co.	2,000	96,900
Hang Seng Bank Ltd. (Hong Kong)	1,500	36,671
Heartland Financial USA, Inc.	1,500	74,100
Hilltop Holdings, Inc.	7,600	197,600
Hiroshima Bank Ltd. (The) (Japan)	500	4,054
HSBC Holdings PLC (United Kingdom)	39,683	392,299
IBERIABANK Corp.	2,500	205,375
Independent Bank Corp.	3,000	67,950
ING Groep NV (Netherlands)	7,704	142,002
International Bancshares Corp.	2,300	92,230
Intesa Sanpaolo SpA (Italy)	25,008	88,536
Intesa Sanpaolo SpA-RSP (Italy)	1,831	6,067
Japan Post Bank Co. Ltd. (Japan)	800	9,887
JPMorgan Chase & Co.	67,130	6,411,586
KBC Group NV (Belgium)	497	42,165
Kyushu Financial Group, Inc. (Japan)	700	4,309
Lloyds Banking Group PLC (United Kingdom)	142,026	129,067
Mebuki Financial Group, Inc. (Japan)	1,804	6,980
Mediobanca SpA (Italy)	1,171	12,584
MidWestOne Financial Group, Inc.	400	13,504
Mitsubishi UFJ Financial Group, Inc. (Japan)	24,000	156,044
Mizrahi Tefahot Bank Ltd. (Israel)	326	5,847

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Mizuho Financial Group, Inc. (Japan)	47,560	$83,375
National Australia Bank Ltd. (Australia)	5,273	130,733
Nordea Bank AB (Sweden)	5,987	81,287
OFG Bancorp (Puerto Rico)	3,400	31,110
Old National Bancorp	7,100	129,930
Old Second Bancorp, Inc.	2,600	34,970
Oversea-Chinese Banking Corp. Ltd. (Singapore)	6,427	52,999
Peapack Gladstone Financial Corp.	1,500	50,610
Peoples BanCorp, Inc.	1,200	40,308
PNC Financial Services Group, Inc. (The)	3,500	471,695
Popular, Inc. (Puerto Rico)	11,600	416,904
QCR Holdings, Inc.	1,700	77,350
Raiffeisen Bank International AG (Austria)*	280	9,385
Republic Bancorp, Inc. (Class A Stock)	500	19,445
Resona Holdings, Inc. (Japan)	4,600	23,650
Royal Bank of Scotland Group PLC (United Kingdom)*	7,070	25,451
Sandy Spring Bancorp, Inc.	200	8,288
Seven Bank Ltd. (Japan)	1,200	4,336
Shinsei Bank Ltd. (Japan)	320	5,128
Shizuoka Bank Ltd. (The) (Japan)	1,100	9,900
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	2,942	38,814
Societe Generale SA (France)	1,512	88,605
Standard Chartered PLC (United Kingdom)*	6,472	64,352
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,617	100,595
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	618	22,324
SunTrust Banks, Inc.	4,000	239,080
Suruga Bank Ltd. (Japan)	400	8,632
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,041	45,944
Swedbank AB (Sweden) (Class A Stock)	1,768	48,959
TriState Capital Holdings, Inc.*	4,300	98,470
Triumph Bancorp, Inc.*	1,000	32,250
UniCredit SpA (Italy)*	3,945	84,185
United Community Banks, Inc.	4,400	125,576
United Overseas Bank Ltd. (Singapore)	2,686	46,644
Wells Fargo & Co.	77,341	4,265,356
West Bancorporation, Inc.	600	14,640
Westpac Banking Corp. (Australia)	6,730	169,283
Wintrust Financial Corp.	2,600	203,606
Yamaguchi Financial Group, Inc. (Japan)	400	4,684

		27,304,474

Beverages 1.4%
Anheuser-Busch InBev SA (Belgium)	1,511	180,620
Asahi Group Holdings Ltd. (Japan)	750	30,329
Carlsberg A/S (Denmark) (Class B Stock)	214	23,483

See Notes to Financial Statements.

Prudential Balanced Fund	19

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages (cont’d.)
Coca-Cola Amatil Ltd. (Australia)	1,132	$6,871
Coca-Cola Bottlers Japan, Inc. (Japan)	200	6,478
Coca-Cola Co. (The)	50,000	2,250,500
Coca-Cola European Partners PLC (United Kingdom)	454	19,035
Coca-Cola HBC AG (Switzerland)*	342	11,580
Constellation Brands, Inc. (Class A Stock)	6,600	1,316,370
Diageo PLC (United Kingdom)	4,993	164,197
Heineken Holding NV (Netherlands)	228	21,421
Heineken NV (Netherlands)	514	50,861
Kirin Holdings Co. Ltd. (Japan)	1,700	39,940
National Beverage Corp.	200	24,810
PepsiCo, Inc.	31,800	3,543,474
Pernod Ricard SA (France)	427	59,069
Remy Cointreau SA (France)	40	4,738
Suntory Beverage & Food Ltd. (Japan)	300	13,344
Treasury Wine Estates Ltd. (Australia)	1,555	16,728

		7,783,848

Biotechnology 2.3%
AbbVie, Inc.	42,100	3,741,006
Acorda Therapeutics, Inc.*	1,500	35,475
AMAG Pharmaceuticals, Inc.*(a)	7,900	145,755
Amgen, Inc.	12,700	2,367,915
Axovant Sciences Ltd.*(a)	4,600	31,648
Biogen, Inc.*	2,700	845,424
BioSpecifics Technologies Corp.*	1,900	88,388
Celgene Corp.*	21,900	3,193,458
Concert Pharmaceuticals, Inc.*	1,400	20,650
CSL Ltd. (Australia)	908	95,588
Eagle Pharmaceuticals, Inc.*(a)	2,700	161,028
FibroGen, Inc.*	5,000	269,000
Genmab A/S (Denmark)*	117	25,874
Genomic Health, Inc.*	4,700	150,823
Gilead Sciences, Inc.	16,500	1,336,830
Grifols SA (Spain)	581	16,955
Ligand Pharmaceuticals, Inc.*	700	95,305
MiMedx Group, Inc.*(a)	11,900	141,372
PDL BioPharma, Inc.*(a)	27,600	93,564
Retrophin, Inc.*	3,200	79,648
Shire PLC	1,783	90,815
Vanda Pharmaceuticals, Inc.*	10,400	186,160

		13,212,681

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.1%
American Woodmark Corp.*	1,600	$154,000
Asahi Glass Co. Ltd. (Japan)	380	14,115
Assa Abloy AB (Sweden) (Class B Stock)	1,977	45,264
Builders FirstSource, Inc.*	7,600	136,724
Cie de Saint-Gobain (France)	983	58,567
Continental Building Products, Inc.*	6,000	156,000
Daikin Industries Ltd. (Japan)	500	50,636
Geberit AG (Switzerland) (Registered Shares)	73	34,559
LIXIL Group Corp. (Japan)	500	13,278
NCI Building Systems, Inc.*	5,600	87,360
Patrick Industries, Inc.*	200	16,820
PGT Innovations, Inc.*	2,000	29,900
TOTO Ltd. (Japan)	250	10,536

		807,759

Capital Markets 1.3%
3i Group PLC (United Kingdom)	1,959	23,984
Ameriprise Financial, Inc.	6,500	965,315
ASX Ltd. (Australia)	375	15,456
Credit Suisse Group AG (Switzerland) (Registered Shares)*	4,811	76,228
Daiwa Securities Group, Inc. (Japan)	3,000	17,006
Deutsche Bank AG (Germany) (Registered Shares)	4,078	70,593
Deutsche Boerse AG (Germany)	392	42,559
Donnelley Financial Solutions, Inc.*	2,500	53,900
Evercore, Inc. (Class A Stock)	900	72,225
GAMCO Investors, Inc. (Class A Stock)	600	17,856
Hargreaves Lansdown PLC (United Kingdom)	491	9,743
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,300	62,119
Houlihan Lokey, Inc.	2,600	101,738
INTL. FCStone, Inc.*	2,100	80,472
Invesco Ltd.	15,300	536,112
Investec PLC (South Africa)	1,252	9,153
Japan Exchange Group, Inc. (Japan)	1,000	17,714
Julius Baer Group Ltd. (Switzerland)*	455	27,000
London Stock Exchange Group PLC (United Kingdom)	631	32,399
LPL Financial Holdings, Inc.	4,300	221,751
Macquarie Group Ltd. (Australia)	646	46,251
Natixis SA (France)	1,762	14,101
Nomura Holdings, Inc. (Japan)	7,100	39,838
Partners Group Holding AG (Switzerland)	34	23,083
PJT Partners, Inc. (Class A Stock)	600	22,986
Raymond James Financial, Inc.	20,300	1,711,899
S&P Global, Inc.	13,900	2,172,709

See Notes to Financial Statements.

Prudential Balanced Fund	21

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
SBI Holdings, Inc. (Japan)	480	$7,239
Schroders PLC (United Kingdom)	239	10,752
Singapore Exchange Ltd. (Singapore)	1,600	8,730
St. James’s Place PLC (United Kingdom)	1,085	16,676
State Street Corp.	8,700	831,198
UBS Group AG (Switzerland) (Registered Shares)*	7,286	124,642

		7,483,427

Chemicals 1.3%
AdvanSix, Inc.*	4,304	171,084
Air Liquide SA (France)	766	102,150
Air Products & Chemicals, Inc.	12,700	1,920,494
Air Water, Inc. (Japan)	300	5,539
Akzo Nobel NV (Netherlands)	491	45,284
Arkema SA (France)	143	17,546
Asahi Kasei Corp. (Japan)	2,500	30,806
BASF SE (Germany)	1,820	193,895
Chase Corp.	100	11,140
Chemours Co. (The)	30,400	1,538,544
Chr Hansen Holding A/S (Denmark)	186	15,967
Covestro AG (Germany), 144A	217	18,673
Croda International PLC (United Kingdom)	272	13,831
Daicel Corp. (Japan)	600	7,235
EMS-Chemie Holding AG (Switzerland) (Registered Shares)	16	10,648
Evonik Industries AG (Germany)	300	10,726
Frutarom Industries Ltd. (Israel)	73	5,615
Givaudan SA (Switzerland) (Registered Shares)	19	41,363
Hitachi Chemical Co. Ltd. (Japan)	200	5,488
Incitec Pivot Ltd. (Australia)	3,496	9,905
Ingevity Corp.*	1,900	118,693
Innophos Holdings, Inc.	300	14,757
Israel Chemicals Ltd. (Israel)	996	4,434
Johnson Matthey PLC (United Kingdom)	399	18,296
JSR Corp. (Japan)	350	6,655
K+S AG (Germany) (Registered Shares)	354	9,650
Kaneka Corp. (Japan)	500	3,885
Kansai Paint Co. Ltd. (Japan)	400	10,076
KMG Chemicals, Inc.	1,900	104,272
Koninklijke DSM NV (Netherlands)	360	29,472
Koppers Holdings, Inc.*	3,200	147,680
Kuraray Co. Ltd. (Japan)	700	13,097
LANXESS AG (Germany)	175	13,820
Linde AG (Germany)	367	76,317

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
LyondellBasell Industries NV (Class A Stock)	20,400	$2,020,620
Minerals Technologies, Inc.	700	49,455
Mitsubishi Chemical Holdings Corp. (Japan)	2,800	26,695
Mitsubishi Gas Chemical Co., Inc. (Japan)	350	8,212
Mitsui Chemicals, Inc. (Japan)	400	12,167
Nippon Paint Holdings Co. Ltd. (Japan)	350	11,907
Nissan Chemical Industries Ltd. (Japan)	200	7,038
Nitto Denko Corp. (Japan)	330	27,526
Novozymes A/S (Denmark) (Class B Stock)	455	23,372
Orica Ltd. (Australia)	716	11,145
PolyOne Corp.	3,700	148,111
Shin-Etsu Chemical Co. Ltd. (Japan)	750	67,125
Sika AG (Switzerland)	4	29,783
Solvay SA (Belgium)	147	21,976
Stepan Co.	1,400	117,124
Sumitomo Chemical Co. Ltd. (Japan)	3,000	18,768
Symrise AG (Germany)	252	19,158
Taiyo Nippon Sanso Corp. (Japan)	300	3,555
Teijin Ltd. (Japan)	380	7,497
Toray Industries, Inc. (Japan)	3,000	29,110
Tosoh Corp. (Japan)	600	13,543
Umicore SA (Belgium)	179	14,819
Yara International ASA (Norway)	345	15,470

		7,451,213

Commercial Services & Supplies 0.2%
Babcock International Group PLC (United Kingdom)	446	4,947
Brambles Ltd. (Australia)	3,216	22,763
Brink’s Co. (The)	3,200	269,600
Dai Nippon Printing Co. Ltd. (Japan)	550	13,190
Edenred (France)	431	11,717
Ennis, Inc.	2,100	41,265
G4S PLC (United Kingdom)	3,243	12,099
Herman Miller, Inc.	4,900	175,910
ISS A/S (Denmark)	338	13,627
Park24 Co. Ltd. (Japan)	200	4,870
Quad/Graphics, Inc.	2,500	56,525
Secom Co. Ltd. (Japan)	400	29,130
Securitas AB (Sweden) (Class B Stock)	587	9,842
Societe BIC SA (France)	55	6,593
Sohgo Security Services Co. Ltd. (Japan)	150	6,885
Steelcase, Inc. (Class A Stock)	9,700	149,380
Toppan Printing Co. Ltd. (Japan)	1,100	10,912

		839,255

See Notes to Financial Statements.

Prudential Balanced Fund	23

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 0.4%
ADTRAN, Inc.	6,600	$158,400
Extreme Networks, Inc.*	3,900	46,371
Juniper Networks, Inc.	57,300	1,594,659
Nokia OYJ (Finland)	11,503	69,115
Plantronics, Inc.	2,100	92,862
Sonus Networks, Inc.*	1,600	12,240
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	6,050	34,879

		2,008,526

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	503	18,660
Ameresco, Inc. (Class A Stock)*	1,300	10,140
Argan, Inc.	1,600	107,600
Boskalis Westminster (Netherlands)	165	5,767
Bouygues SA (France)	447	21,219
CIMIC Group Ltd. (Australia)	169	5,873
Eiffage SA (France)	143	14,810
EMCOR Group, Inc.	3,300	228,954
Ferrovial SA (Spain)	959	21,130
HOCHTIEF AG (Germany)	37	6,249
JGC Corp. (Japan)	400	6,478
Kajima Corp. (Japan)	1,600	15,903
MasTec, Inc.*	4,200	194,880
Obayashi Corp. (Japan)	1,300	15,593
Shimizu Corp. (Japan)	1,200	13,307
Skanska AB (Sweden) (Class B Stock)	638	14,795
Taisei Corp. (Japan)	380	19,928
Valmont Industries, Inc. (Class B Stock)	1,400	221,340
Vinci SA (France)	1,000	95,013

		1,037,639

Construction Materials 0.2%
Boral Ltd. (Australia)	2,275	12,130
CRH PLC (Ireland)	1,694	64,446
Eagle Materials, Inc.	7,900	842,930
Fletcher Building Ltd. (New Zealand)	1,286	7,433
HeidelbergCement AG (Germany)	304	31,284
Imerys SA (France)	75	6,777
James Hardie Industries PLC (Ireland), CDI	843	11,766
LafargeHolcim Ltd. (Switzerland) (Registered Shares)*	918	53,744
Taiheiyo Cement Corp. (Japan)	250	9,659
United States Lime & Minerals, Inc.	500	42,000

		1,082,169

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Consumer Finance 0.5%
Acom Co. Ltd. (Japan)*	700	$2,716
AEON Financial Service Co. Ltd. (Japan)	200	4,184
Capital One Financial Corp.	24,300	2,057,238
Credit Saison Co. Ltd. (Japan)	300	6,225
Enova International, Inc.*	2,100	28,245
Green Dot Corp. (Class A Stock)*	1,500	74,370
Navient Corp.	54,000	811,080
Nelnet, Inc. (Class A Stock)	1,500	75,750
Provident Financial PLC (United Kingdom)	277	3,084

		3,062,892

Containers & Packaging 0.3%
Amcor Ltd. (Australia)	2,370	28,346
Greif, Inc. (Class A Stock)	2,800	163,912
Owens-Illinois, Inc.*	25,600	644,096
Toyo Seikan Group Holdings Ltd. (Japan)	300	5,013
WestRock Co.	18,600	1,055,178

		1,896,545

Distributors 0.2%
Jardine Cycle & Carriage Ltd. (Singapore)	200	5,820
LKQ Corp.*	26,600	957,334

		963,154

Diversified Consumer Services 0.1%
Benesse Holdings, Inc. (Japan)	150	5,412
Capella Education Co.	500	35,075
Grand Canyon Education, Inc.*	2,900	263,378
Sotheby’s*	2,000	92,220

		396,085

Diversified Financial Services 0.5%
AMP Ltd. (Australia)	5,710	21,682
Berkshire Hathaway, Inc. (Class B Stock)*	14,600	2,676,472
Challenger Ltd. (Australia)	1,072	10,508
Eurazeo SA (France)	85	7,597
EXOR NV (Netherlands)	227	14,406
First Pacific Co. Ltd. (Hong Kong)	4,000	3,198
FNFV Group*	3,300	56,595
Groupe Bruxelles Lambert SA (Belgium)	151	15,895
Industrivarden AB (Sweden) (Class C Stock)	317	8,042
Investor AB (Sweden) (Class B Stock)	899	44,477

See Notes to Financial Statements.

Prudential Balanced Fund	25

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
Kinnevik AB (Sweden) (Class B Stock)	478	$15,616
L E Lundbergforetagen AB (Sweden) (Class B Stock)	73	5,841
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	900	4,775
NewStar Financial, Inc.	2,700	31,698
ORIX Corp. (Japan)	2,640	42,621
Pargesa Holding SA (Switzerland)	80	6,657
Standard Life Aberdeen PLC (United Kingdom)	5,376	31,250
Wendel SA (France)	54	8,748

		3,006,078

Diversified Telecommunication Services 1.5%
AT&T, Inc.	100,074	3,919,899
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	3,777	5,399
BT Group PLC (United Kingdom)	17,056	64,872
Deutsche Telekom AG (Germany) (Registered Shares)	6,453	120,505
Elisa OYJ (Finland)	302	13,010
HKT Trust & HKT Ltd. (Hong Kong)	7,720	9,382
IDT Corp. (Class B Stock)*	2,700	38,016
Iliad SA (France)	54	14,353
Inmarsat PLC (United Kingdom)	956	8,251
Koninklijke KPN NV (Netherlands)	6,976	23,940
Nippon Telegraph & Telephone Corp. (Japan)	1,360	62,316
Orange SA (France)	3,932	64,382
PCCW Ltd. (Hong Kong)	7,400	4,017
Proximus SADP (Belgium)	329	11,342
Singapore Telecommunications Ltd. (Singapore)	16,300	44,310
Spark New Zealand Ltd. (New Zealand)	3,547	9,365
Swisscom AG (Switzerland) (Registered Shares)	53	27,173
TDC A/S (Denmark)	1,587	9,307
Telecom Italia SpA (Italy)*	21,847	20,493
Telecom Italia SpA-RSP (Italy)	13,379	10,069
Telefonica Deutschland Holding AG (Germany)	1,630	9,160
Telefonica SA (Spain)	8,937	97,118
Telenor ASA (Norway)	1,486	31,480
Telia Co. AB (Sweden)	5,367	25,308
Telstra Corp. Ltd. (Australia)	8,027	21,990
TPG Telecom Ltd. (Australia)	611	2,339
Verizon Communications, Inc.	77,450	3,833,001

		8,500,797

Electric Utilities 0.8%
AusNet Services (Australia)	4,251	5,641
Chubu Electric Power Co., Inc. (Japan)	1,300	16,156
Chugoku Electric Power Co., Inc. (The) (Japan)	600	6,374

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
CK Infrastructure Holdings Ltd. (Hong Kong)	1,300	$11,207
CLP Holdings Ltd. (Hong Kong)	3,000	30,800
Contact Energy Ltd. (New Zealand)	1,594	6,339
DONG Energy A/S (Denmark), 144A	333	19,088
EDP - Energias de Portugal SA (Portugal)	4,553	17,168
El Paso Electric Co.	1,100	60,775
Electricite de France SA (France)	1,116	13,554
Endesa SA (Spain)	596	13,449
Enel SpA (Italy)	16,031	96,575
Exelon Corp.	40,200	1,514,334
Fortum OYJ (Finland)	934	18,663
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong), 144A	6,000	5,475
Iberdrola SA (Spain)	11,352	88,269
Kansai Electric Power Co., Inc. (The) (Japan)	1,400	17,919
Kyushu Electric Power Co., Inc. (Japan)	800	8,499
Mercury NZ Ltd. (New Zealand)	1,892	4,634
MGE Energy, Inc.	1,700	109,820
Power Assets Holdings Ltd. (Hong Kong)	3,000	26,040
PPL Corp.	47,300	1,795,035
Red Electrica Corp. SA (Spain)	897	18,868
Southern Co. (The)	6,300	309,582
SSE PLC (United Kingdom)	2,141	40,063
Terna Rete Elettrica Nazionale SpA (Italy)	2,933	17,138
Tohoku Electric Power Co., Inc. (Japan)	900	11,452
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	2,800	11,311

		4,294,228

Electrical Equipment 0.5%
ABB Ltd. (Switzerland)	3,929	97,156
Atkore International Group, Inc.*	5,600	109,256
Emerson Electric Co.	31,900	2,004,596
Encore Wire Corp.	1,500	67,163
EnerSys	1,500	103,755
Fuji Electric Co. Ltd. (Japan)	1,000	5,549
Legrand SA (France)	530	38,250
Mabuchi Motor Co. Ltd. (Japan)	100	5,010
Mitsubishi Electric Corp. (Japan)	3,800	59,445
Nidec Corp. (Japan)	480	59,007
OSRAM Licht AG (Germany)	174	13,897
Prysmian SpA (Italy)	383	12,940
Schneider Electric SE (France)*	1,109	96,572
Siemens Gamesa Renewable Energy SA (Spain)	463	6,049
Vestas Wind Systems A/S (Denmark)	437	39,280

		2,717,925

See Notes to Financial Statements.

Prudential Balanced Fund	27

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 0.3%
Alps Electric Co. Ltd. (Japan)	400	$10,571
Anixter International, Inc.*	2,200	187,000
Avnet, Inc.	5,600	220,080
ePlus, Inc.*	400	36,980
Hamamatsu Photonics KK (Japan)	300	9,075
Hexagon AB (Sweden) (Class B Stock)	517	25,647
Hirose Electric Co. Ltd. (Japan)	70	9,857
Hitachi High-Technologies Corp. (Japan)	150	5,448
Hitachi Ltd. (Japan)	9,300	65,573
Ingenico Group SA (France)	117	11,092
Insight Enterprises, Inc.*	3,200	146,944
Itron, Inc.*	2,700	209,115
Keyence Corp. (Japan)	190	101,055
Kyocera Corp. (Japan)	640	39,722
Methode Electronics, Inc.	1,000	42,350
Murata Manufacturing Co. Ltd. (Japan)	370	54,471
Nippon Electric Glass Co. Ltd. (Japan)	180	6,978
Omron Corp. (Japan)	400	20,397
PC Connection, Inc.	900	25,371
Sanmina Corp.*	4,300	159,745
ScanSource, Inc.*	1,200	52,380
Shimadzu Corp. (Japan)	500	9,862
SYNNEX Corp.	1,300	164,463
TDK Corp. (Japan)	250	16,988
Tech Data Corp.*	700	62,195
Yaskawa Electric Corp. (Japan)	500	15,870
Yokogawa Electric Corp. (Japan)	500	8,520

		1,717,749

Energy Equipment & Services 0.1%
Exterran Corp.*	1,000	31,610
Halliburton Co.	3,100	142,693
McDermott International, Inc.*	7,000	50,890
Saipem SpA (Italy)*	1,109	4,789
Schlumberger Ltd.	1,500	104,640
Smart Sand, Inc.*	2,800	18,984
Tenaris SA (Luxembourg)	966	13,693
Unit Corp.*	6,000	123,480

		490,779

Equity Real Estate Investment Trusts (REITs) 1.6%
Alexander & Baldwin, Inc.	1,300	60,229
American Assets Trust, Inc.	4,000	159,080

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
American Tower Corp.	16,900	$2,309,892
Armada Hoffler Properties, Inc.	700	9,667
Ascendas Real Estate Investment Trust (Singapore)	4,700	9,237
Ashford Hospitality Prime, Inc.	6,900	65,550
Ashford Hospitality Trust, Inc.	12,800	85,376
British Land Co. PLC (The) (United Kingdom)	1,998	16,131
CapitaLand Commercial Trust (Singapore)	4,800	5,870
CapitaLand Mall Trust (Singapore)	4,700	6,936
Chesapeake Lodging Trust	6,600	178,002
CoreCivic, Inc.	26,600	712,082
Daiwa House REIT Investment Corp. (Japan)	3	7,181
DDR Corp.	17,700	162,132
Dexus (Australia)	1,946	14,522
DiamondRock Hospitality Co.	6,200	67,890
First Potomac Realty Trust	1,500	16,710
Fonciere Des Regions (France)	71	7,377
Franklin Street Properties Corp.	15,800	167,796
Gecina SA (France)	97	15,738
GEO Group, Inc. (The)	7,800	209,820
Goodman Group (Australia)	3,633	23,522
GPT Group (The) (Australia)	3,611	14,071
Hammerson PLC (United Kingdom)	1,610	11,593
ICADE (France)	67	5,977
InfraREIT, Inc.	4,500	100,665
Intu Properties PLC (United Kingdom)	1,709	5,283
Japan Prime Realty Investment Corp. (Japan)	2	6,685
Japan Real Estate Investment Corp. (Japan)	2	9,616
Japan Retail Fund Investment Corp. (Japan)	5	8,972
Klepierre SA (France)	443	17,399
Land Securities Group PLC (United Kingdom)	1,463	19,087
Lexington Realty Trust	6,300	64,386
Link REIT (Hong Kong)	4,500	36,594
Mirvac Group (Australia)	6,944	12,491
Nippon Building Fund, Inc. (Japan)	3	14,956
Nippon Prologis REIT, Inc. (Japan)	4	8,431
Nomura Real Estate Master Fund, Inc. (Japan)	8	10,404
Outfront Media, Inc.	5,900	148,562
Park Hotels & Resorts, Inc.	16,300	449,228
Prologis, Inc.	29,300	1,859,378
Ramco-Gershenson Properties Trust	10,800	140,508
Ryman Hospitality Properties, Inc.	2,900	181,221
Scentre Group (Australia)	10,291	31,767
Segro PLC (United Kingdom)	1,912	13,747
Spirit Realty Capital, Inc.	22,200	190,254

See Notes to Financial Statements.

Prudential Balanced Fund	29

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Stockland (Australia)	4,619	$15,599
Summit Hotel Properties, Inc.	10,600	169,494
Sunstone Hotel Investors, Inc.	3,000	48,210
Suntec Real Estate Investment Trust (Singapore)	5,100	7,025
Tier REIT, Inc.	3,800	73,340
Unibail-Rodamco SE (France)	200	48,668
United Urban Investment Corp. (Japan)	6	8,788
Urstadt Biddle Properties, Inc. (Class A Stock)	1,600	34,720
Vicinity Centres (Australia)	6,933	14,481
Westfield Corp. (Australia)	3,830	23,582
Weyerhaeuser Co.	17,900	609,137
Xenia Hotels & Resorts, Inc.	9,400	197,870

		8,922,929

Food & Staples Retailing 1.2%
Aeon Co. Ltd. (Japan)	1,300	19,215
Carrefour SA (France)	1,191	24,043
Casino Guichard Perrachon SA (France)	107	6,346
Colruyt SA (Belgium)	134	6,866
CVS Health Corp.	27,000	2,195,640
Distribuidora Internacional de Alimentacion SA (Spain)	1,105	6,453
FamilyMart UNY Holdings Co. Ltd. (Japan)	200	10,536
ICA Gruppen AB (Sweden)	166	6,245
Ingles Markets, Inc. (Class A Stock)	1,400	35,980
J Sainsbury PLC (United Kingdom)	3,021	9,632
Jeronimo Martins SGPS SA (Portugal)	494	9,751
Koninklijke Ahold Delhaize NV (Netherlands)	2,538	47,421
Kroger Co. (The)	37,000	742,220
Lawson, Inc. (Japan)	100	6,622
METRO AG (Germany)*	337	7,124
Performance Food Group Co.*	3,700	104,525
Seven & i Holdings Co. Ltd. (Japan)	1,450	56,020
SpartanNash Co.	2,300	60,651
Sundrug Co. Ltd. (Japan)	150	6,216
Tesco PLC (United Kingdom)*	16,069	40,297
Tsuruha Holdings, Inc. (Japan)	70	8,370
Village Super Market, Inc. (Class A Stock)	900	22,266
Wal-Mart Stores, Inc.	32,700	2,555,178
Walgreens Boots Alliance, Inc.	6,500	501,930
Wesfarmers Ltd. (Australia)	2,231	72,426
WM Morrison Supermarkets PLC (United Kingdom)	4,764	14,949
Woolworths Ltd. (Australia)	2,541	50,321

		6,627,243

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products 0.7%
Ajinomoto Co., Inc. (Japan)	1,100	$21,466
Associated British Foods PLC (United Kingdom)	722	30,910
Barry Callebaut AG (Switzerland) (Registered Shares)*	4	6,124
Calbee, Inc. (Japan)	200	7,024
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	11,409
ConAgra Brands, Inc.	19,200	647,808
Danone SA (France)	1,163	91,346
Golden Agri-Resources Ltd. (Singapore)	16,600	4,597
Kerry Group PLC (Ireland) (Class A Stock)	332	31,860
Kikkoman Corp. (Japan)	300	9,218
Marine Harvest ASA (Norway)*	825	16,317
MEIJI Holdings Co. Ltd. (Japan)	250	19,797
Nestle SA (Switzerland)	6,173	518,169
NH Foods Ltd. (Japan)	300	8,245
Nisshin Seifun Group, Inc. (Japan)	405	6,780
Nissin Foods Holdings Co. Ltd. (Japan)	100	6,076
Omega Protein Corp.	400	6,660
Orkla ASA (Norway)	1,720	17,650
Pilgrim’s Pride Corp.*	17,000	482,970
Sanderson Farms, Inc.	1,600	258,432
Tate & Lyle PLC (United Kingdom)	890	7,728
Toyo Suisan Kaisha Ltd. (Japan)	200	7,348
Tyson Foods, Inc. (Class A Stock)	27,800	1,958,510
WH Group Ltd. (Hong Kong), 144A	15,500	16,507
Wilmar International Ltd. (Singapore)	3,600	8,460
Yakult Honsha Co. Ltd. (Japan)	150	10,794
Yamazaki Baking Co. Ltd. (Japan)	300	5,415

		4,217,620

Gas Utilities 0.4%
APA Group (Australia)	2,239	14,687
Atmos Energy Corp.	12,600	1,056,384
Gas Natural SDG SA (Spain)	734	16,260
Hong Kong & China Gas Co. Ltd. (Hong Kong)	16,489	31,071
New Jersey Resources Corp.	400	16,860
ONE Gas, Inc.	1,200	88,368
Osaka Gas Co. Ltd. (Japan)	800	14,869
Southwest Gas Holdings, Inc.	2,100	163,002
Spire, Inc.	900	67,185
Toho Gas Co. Ltd. (Japan)	160	4,686
Tokyo Gas Co. Ltd. (Japan)	800	19,591
UGI Corp.	19,800	927,828

		2,420,791

See Notes to Financial Statements.

Prudential Balanced Fund	31

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	49,300	$2,630,648
AngioDynamics, Inc.*	6,900	117,921
Atrion Corp.	100	67,200
Baxter International, Inc.	35,700	2,240,175
Boston Scientific Corp.*	54,400	1,586,848
Cantel Medical Corp.	1,400	131,838
Cochlear Ltd. (Australia)	123	15,385
Coloplast A/S (Denmark) (Class B Stock)	240	19,514
CONMED Corp.	900	47,223
ConvaTec Group PLC (United Kingdom), 144A*	2,704	9,936
CryoLife, Inc.*	2,800	63,560
CYBERDYNE, Inc. (Japan)*	200	2,667
Danaher Corp.	25,400	2,178,812
Essilor International SA (France)	419	51,930
Exactech, Inc.*	600	19,770
Getinge AB (Sweden) (Class B Stock)	367	6,890
Halyard Health, Inc.*	3,100	139,593
Hoya Corp. (Japan)	800	43,263
Inogen, Inc.*	1,700	161,670
Koninklijke Philips NV (Netherlands)	1,832	75,588
Lantheus Holdings, Inc.*	500	8,900
LeMaitre Vascular, Inc.	1,300	48,646
Masimo Corp.*	2,600	225,056
Medtronic PLC	21,200	1,648,724
Meridian Bioscience, Inc.	10,200	145,860
Natus Medical, Inc.*	1,300	48,750
Olympus Corp. (Japan)	580	19,654
Smith & Nephew PLC (United Kingdom)	1,740	31,451
Sonova Holding AG (Switzerland) (Registered Shares)	107	18,162
Straumann Holding AG (Switzerland) (Registered Shares)	19	12,219
Sysmex Corp. (Japan)	300	19,167
Terumo Corp. (Japan)	600	23,600
William Demant Holding A/S (Denmark)*	205	5,420

		11,866,040

Health Care Providers & Services 1.9%
Aetna, Inc.	4,800	763,248
Alfresa Holdings Corp. (Japan)	400	7,328
Anthem, Inc.	11,100	2,107,668
Cigna Corp.	7,300	1,364,662
Express Scripts Holding Co.*	31,400	1,988,248
Fresenius Medical Care AG & Co. KGaA (Germany)	424	41,453
Fresenius SE & Co. KGaA (Germany)	819	66,232
HealthEquity, Inc.*	700	35,406

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Healthscope Ltd. (Australia)	3,777	$4,958
Magellan Health, Inc.*	2,200	189,860
Mediclinic International PLC (South Africa)	668	5,819
Medipal Holdings Corp. (Japan)	300	5,214
Miraca Holdings, Inc. (Japan)	100	4,655
National HealthCare Corp.	900	56,313
Providence Service Corp. (The)*	3,200	173,056
Ramsay Health Care Ltd. (Australia)	300	14,679
Ryman Healthcare Ltd. (New Zealand)	734	4,917
Select Medical Holdings Corp.*	9,100	174,720
Sonic Healthcare Ltd. (Australia)	842	13,836
Suzuken Co. Ltd. (Japan)	165	5,869
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	800	18,944
UnitedHealth Group, Inc.	20,000	3,917,000

		10,964,085

Health Care Technology 0.1%
Cerner Corp.*	4,200	299,544
Cotiviti Holdings, Inc.*	4,700	169,106
HMS Holdings Corp.*	5,100	101,286
M3, Inc. (Japan)	400	11,405

		581,341

Hotels, Restaurants & Leisure 1.4%
Accor SA (France)	360	17,904
Aristocrat Leisure Ltd. (Australia)	1,073	17,723
Biglari Holdings, Inc.*	110	36,662
Bloomin’ Brands, Inc.	8,300	146,080
Bojangles’, Inc.*	2,600	35,100
Carnival PLC	373	23,720
Compass Group PLC (United Kingdom)	3,106	65,902
Crown Resorts Ltd. (Australia)	735	6,536
Del Frisco’s Restaurant Group, Inc.*	1,000	14,550
Domino’s Pizza Enterprises Ltd. (Australia)	109	3,927
Extended Stay America, Inc., UTS	32,700	654,000
Fiesta Restaurant Group, Inc.*	6,100	115,900
Flight Centre Travel Group Ltd. (Australia)	85	3,008
Galaxy Entertainment Group Ltd. (Hong Kong)	4,400	31,106
Genting Singapore PLC (Singapore)	12,000	10,377
Hilton Grand Vacations, Inc.*	2,500	96,575
InterContinental Hotels Group PLC (United Kingdom)	345	18,251
Marcus Corp. (The)	600	16,620
McDonald’s Corp.	22,068	3,457,614

See Notes to Financial Statements.

Prudential Balanced Fund	33

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
McDonald’s Holdings Co. Japan Ltd. (Japan)	100	$4,424
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	438	10,565
Merlin Entertainments PLC (United Kingdom), 144A	1,367	8,158
MGM China Holdings Ltd. (Macau)	1,600	3,840
Oriental Land Co. Ltd. (Japan)	440	33,545
Paddy Power Betfair PLC (Ireland)	183	18,234
Papa John’s International, Inc.	2,100	153,447
Royal Caribbean Cruises Ltd.	2,400	284,496
Sands China Ltd. (Hong Kong)	4,800	25,104
Shangri-La Asia Ltd. (Hong Kong)	2,000	3,712
SJM Holdings Ltd. (Hong Kong)	5,000	4,593
Sodexo SA (France)	180	22,439
Tabcorp Holdings Ltd. (Australia)	1,794	6,014
Tatts Group Ltd. (Australia)	2,841	8,888
Texas Roadhouse, Inc.	4,200	206,388
TUI AG (Germany)	841	14,271
Whitbread PLC (United Kingdom)	368	18,575
Wynn Macau Ltd. (Macau)	2,900	7,843
Yum China Holdings, Inc.*	26,400	1,055,208
Yum! Brands, Inc.	21,400	1,575,254

		8,236,553

Household Durables 0.5%
Barratt Developments PLC (United Kingdom)	2,131	17,556
Beazer Homes USA, Inc.*	2,500	46,850
Berkeley Group Holdings PLC (United Kingdom)	279	13,904
Casio Computer Co. Ltd. (Japan)	400	5,642
Cavco Industries, Inc.*	400	59,020
Century Communities, Inc.*	2,700	66,690
D.R. Horton, Inc.	1,800	71,874
Electrolux AB (Sweden) Series B	474	16,133
Hooker Furniture Corp.	400	19,100
Husqvarna AB (Sweden) (Class B Stock)	847	8,722
Iida Group Holdings Co. Ltd. (Japan)	300	5,352
La-Z-Boy, Inc.	5,200	139,880
Libbey, Inc.	3,000	27,780
MDC Holdings, Inc.	2,700	89,667
Meritage Homes Corp.*	700	31,080
New Home Co., Inc. (The)*	1,600	17,856
Nikon Corp. (Japan)	700	12,139
NVR, Inc.*	590	1,684,450
Panasonic Corp. (Japan)	4,400	63,853
Persimmon PLC (United Kingdom)	597	20,661

See Notes to Financial Statements.

34

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Rinnai Corp. (Japan)	70	$5,996
SEB SA (France)	43	7,891
Sekisui Chemical Co. Ltd. (Japan)	800	15,761
Sekisui House Ltd. (Japan)	1,200	20,227
Sharp Corp. (Japan)*	280	8,468
Sony Corp. (Japan)	2,500	93,272
Taylor Morrison Home Corp. (Class A Stock)*	6,900	152,145
Taylor Wimpey PLC (United Kingdom)	6,355	16,656
Techtronic Industries Co. Ltd. (Hong Kong)	2,500	13,383
Toll Brothers, Inc.	6,500	269,555

		3,021,563

Household Products 0.5%
Central Garden & Pet Co. (Class A Stock)*	1,200	44,628
Essity AB (Sweden) (Class B Stock)*	1,240	33,808
Henkel AG & Co. KGaA (Germany)	203	24,719
Kimberly-Clark Corp.	15,700	1,847,576
Lion Corp. (Japan)	500	9,136
Procter & Gamble Co. (The)	10,575	962,114
Reckitt Benckiser Group PLC (United Kingdom)	1,322	120,788
Unicharm Corp. (Japan)	800	18,324

		3,061,093

Independent Power & Renewable Electricity Producers 0.4%
AES Corp.	137,100	1,510,842
Electric Power Development Co. Ltd. (Japan)	300	7,536
Meridian Energy Ltd. (New Zealand)	2,404	4,944
NRG Energy, Inc.	32,900	841,911

		2,365,233

Industrial Conglomerates 0.8%
3M Co.	2,900	608,710
CK Hutchison Holdings Ltd. (Hong Kong)	5,357	68,614
DCC PLC (United Kingdom)	177	17,187
General Electric Co.	26,270	635,209
Honeywell International, Inc.	20,700	2,934,018
Jardine Matheson Holdings Ltd. (Hong Kong)	400	25,344
Jardine Strategic Holdings Ltd. (Hong Kong)	400	17,280
Keihan Holdings Co. Ltd. (Japan)	200	5,858
Keppel Corp. Ltd. (Singapore)	2,700	12,963
NWS Holdings Ltd. (Hong Kong)	2,900	5,668
Seibu Holdings, Inc. (Japan)	400	6,832
Sembcorp Industries Ltd. (Singapore)	2,300	5,035

See Notes to Financial Statements.

Prudential Balanced Fund	35

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
Siemens AG (Germany) (Registered Shares)	1,517	$214,062
Smiths Group PLC (United Kingdom)	781	16,518
Toshiba Corp. (Japan)*	7,700	21,592

		4,594,890

Insurance 1.6%
Admiral Group PLC (United Kingdom)	368	8,967
Aegon NV (Netherlands)	3,648	21,264
Aflac, Inc.	13,900	1,131,321
Ageas (Belgium)	374	17,591
AIA Group Ltd. (Hong Kong)	23,900	176,939
Allianz SE (Germany) (Registered Shares)	906	203,475
Allstate Corp. (The)	12,900	1,185,639
Ambac Financial Group, Inc.*	700	12,082
American Equity Investment Life Holding Co.	1,200	34,896
American Financial Group, Inc.	6,900	713,805
American International Group, Inc.	36,400	2,234,596
Argo Group International Holdings Ltd.	2,100	129,150
Assicurazioni Generali SpA (Italy)	2,533	47,244
Aviva PLC (United Kingdom)	8,170	56,389
AXA SA (France)	3,824	115,607
Baldwin & Lyons, Inc. (Class B Stock)	1,000	22,550
Baloise Holding AG (Switzerland) (Registered Shares)	105	16,627
CNP Assurances (France)	354	8,299
Dai-ichi Life Holdings, Inc. (Japan)	2,127	38,153
Direct Line Insurance Group PLC (United Kingdom)	2,579	12,573
FBL Financial Group, Inc. (Class A Stock)	700	52,150
FNF Group	5,900	280,014
Genworth Financial, Inc. (Class A Stock)*	34,200	131,670
Gjensidige Forsikring ASA (Norway)	423	7,368
Hannover Rueck SE (Germany)	128	15,438
Insurance Australia Group Ltd. (Australia)	4,896	24,521
Japan Post Holdings Co. Ltd. (Japan)	900	10,633
Kinsale Capital Group, Inc.	1,200	51,804
Legal & General Group PLC (United Kingdom)	12,069	42,066
Mapfre SA (Spain)	2,259	7,361
Medibank Pvt Ltd. (Australia)	5,681	13,034
MS&AD Insurance Group Holdings, Inc. (Japan)	990	31,904
Muenchener Rueckversicherungs-Gesellschaft AG (Germany) (Registered Shares)	307	65,706
National General Holdings Corp.	7,600	145,236
National Western Life Group, Inc. (Class A Stock)	40	13,960
NN Group NV (Netherlands)	622	26,047
Old Mutual PLC (United Kingdom)	9,643	25,120

See Notes to Financial Statements.

36

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Poste Italiane SpA (Italy), 144A	1,199	$8,833
Prudential PLC (United Kingdom)	5,133	122,835
QBE Insurance Group Ltd. (Australia)	2,677	21,104
RSA Insurance Group PLC (United Kingdom)	1,969	16,451
Sampo OYJ (Finland) (Class A Stock)	881	46,626
SCOR SE (France)	364	15,266
Sompo Holdings, Inc. (Japan)	725	28,253
Sony Financial Holdings, Inc. (Japan)	300	4,923
Suncorp Group Ltd. (Australia)	2,560	26,286
Swiss Life Holding AG (Switzerland) (Registered Shares)*	65	22,915
Swiss Re AG (Switzerland)	646	58,556
T&D Holdings, Inc. (Japan)	1,100	15,958
Tokio Marine Holdings, Inc. (Japan)	1,370	53,618
Tryg A/S (Denmark)	267	6,173
UnipolSai Assicurazioni SpA (Italy)	1,765	4,127
Unum Group	32,200	1,646,386
Zurich Insurance Group AG (Switzerland)	304	92,896

		9,322,405

Internet & Direct Marketing Retail 1.1%
1-800-Flowers.com, Inc. (Class A Stock)*	3,200	31,520
Amazon.com, Inc.*	2,300	2,211,105
FTD Cos., Inc.*	4,300	56,072
Liberty Interactive Corp. QVC Group (Class A Stock)*	63,200	1,489,624
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	1,300	16,055
Nutrisystem, Inc.	3,200	178,880
PetMed Express, Inc.(a)	1,700	56,355
Priceline Group, Inc. (The)*	1,050	1,922,361
Rakuten, Inc. (Japan)	1,910	20,853
Start Today Co. Ltd. (Japan)	400	12,676
Zalando SE (Germany), 144A*	216	10,842

		6,006,343

Internet Software & Services 3.0%
Alphabet, Inc.
(Class A Stock)*	3,900	3,797,508
(Class C Stock)*	5,715	5,481,314
Appfolio, Inc. (Class A Stock)*	1,300	62,335
Auto Trader Group PLC (United Kingdom), 144A	2,178	11,458
Blucora, Inc.*	8,400	212,520
Care.com, Inc.*	800	12,712
DeNa Co. Ltd. (Japan)	200	4,486
Endurance International Group Holdings, Inc.*	14,300	117,260
Envestnet, Inc.*	2,000	102,000

See Notes to Financial Statements.

Prudential Balanced Fund	37

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
Etsy, Inc.*	8,000	$135,040
Facebook, Inc. (Class A Stock)*	40,200	6,868,974
GrubHub, Inc.*(a)	1,200	63,192
Kakaku.com, Inc. (Japan)	300	3,827
LivePerson, Inc.*	6,600	89,430
Mixi, Inc. (Japan)	100	4,830
NIC, Inc.	5,600	96,040
SPS Commerce, Inc., Common Stock*	900	51,039
United Internet AG (Germany) (Registered Shares)	254	15,832
XO Group, Inc.*	3,500	68,845
Yahoo Japan Corp. (Japan)	2,656	12,624

		17,211,266

IT Services 2.0%
Accenture PLC (Class A Stock)	20,000	2,701,400
Amadeus IT Group SA (Spain) (Registered Shares)	859	55,868
Atos SE (France)	183	28,384
Booz Allen Hamilton Holding Corp.	9,300	347,727
CACI International, Inc. (Class A Stock)*	1,500	209,025
Capgemini SE (France)	317	37,160
Cognizant Technology Solutions Corp. (Class A Stock)	32,000	2,321,280
Computershare Ltd. (Australia)	941	10,706
CSRA, Inc.	21,800	703,486
DST Systems, Inc.	6,900	378,672
Fidelity National Information Services, Inc.	2,400	224,136
Fujitsu Ltd. (Japan)	3,800	28,282
Hackett Group, Inc. (The)	3,400	51,646
ManTech International Corp. (Class A Stock)	600	26,490
MAXIMUS, Inc.	1,600	103,200
Nomura Research Institute Ltd. (Japan)	242	9,451
NTT Data Corp. (Japan)	1,245	13,323
Obic Co. Ltd. (Japan)	140	8,814
Otsuka Corp. (Japan)	110	7,055
Science Applications International Corp.	2,300	153,755
Sykes Enterprises, Inc.*	2,900	84,564
Total System Services, Inc.	12,900	844,950
Travelport Worldwide Ltd.	6,800	106,760
Visa, Inc. (Class A Stock)	25,900	2,725,716
Worldpay Group PLC (United Kingdom), 144A	3,884	21,199

		11,203,049

Leisure Products 0.0%
Bandai Namco Holdings, Inc. (Japan)	400	13,742
Johnson Outdoors, Inc. (Class A Stock)	500	36,640

See Notes to Financial Statements.

38

Description	Shares	Value
COMMON STOCKS (Continued)

Leisure Products (cont’d.)
Malibu Boats, Inc. (Class A Stock)*	800	$25,312
Sankyo Co. Ltd. (Japan)	50	1,595
Sega Sammy Holdings, Inc. (Japan)	400	5,591
Shimano, Inc. (Japan)	150	19,983
Yamaha Corp. (Japan)	300	11,077

		113,940

Life Sciences Tools & Services 0.1%
Bruker Corp.	3,200	95,200
Eurofins Scientific SE (Luxembourg)	21	13,287
INC Research Holdings, Inc. (Class A Stock)*	1,100	57,530
Lonza Group AG (Switzerland) (Registered Shares)*	153	40,203
PerkinElmer, Inc.	2,400	165,528
Qiagen NV*	428	13,529

		385,277

Machinery 1.6%
Alamo Group, Inc.	900	96,633
Alfa Laval AB (Sweden)	630	15,410
Alstom SA (France)	324	13,766
Amada Holdings Co. Ltd. (Japan)	800	8,783
ANDRITZ AG (Austria)	139	8,033
Atlas Copco AB (Sweden)
(Class A Stock)	1,311	55,616
(Class B Stock)	789	30,651
CNH Industrial NV (United Kingdom)	2,013	24,167
Crane Co.	4,100	327,959
Cummins, Inc.	3,400	571,302
Deere & Co.	7,100	891,689
FANUC Corp. (Japan)	380	77,046
Fortive Corp.	13,300	941,507
GEA Group AG (Germany)	349	15,888
Global Brass & Copper Holdings, Inc.	4,900	165,620
Harsco Corp.*	9,000	188,100
Hillenbrand, Inc.	4,700	182,595
Hino Motors Ltd. (Japan)	500	6,119
Hitachi Construction Machinery Co. Ltd. (Japan)	200	5,927
Hoshizaki Corp. (Japan)	100	8,784
IHI Corp. (Japan)*	270	9,412
Illinois Tool Works, Inc.	10,500	1,553,580
IMI PLC (United Kingdom)	601	10,014
Ingersoll-Rand PLC	19,200	1,712,064
JTEKT Corp. (Japan)	400	5,537
Kawasaki Heavy Industries Ltd. (Japan)	360	11,937

See Notes to Financial Statements.

Prudential Balanced Fund	39

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
KION Group AG (Germany)	140	$13,411
Komatsu Ltd. (Japan)	1,800	50,971
Kone OYJ (Finland) (Class B Stock)	671	35,569
Kubota Corp. (Japan)	2,100	38,200
Kurita Water Industries Ltd. (Japan)	200	5,780
Lincoln Electric Holdings, Inc.	1,700	155,856
Lydall, Inc.*	400	22,920
Makita Corp. (Japan)	400	16,144
MAN SE (Germany)	66	7,450
Metso OYJ (Finland)	227	8,331
Milacron Holdings Corp.*	700	11,802
MINEBEA MITSUMI, Inc. (Japan)	800	12,530
Mitsubishi Heavy Industries Ltd. (Japan)	600	23,724
Mueller Industries, Inc.	4,800	167,760
Mueller Water Products, Inc. (Class A Stock)	4,300	55,040
Nabtesco Corp. (Japan)	200	7,441
NGK Insulators Ltd. (Japan)	500	9,368
NSK Ltd. (Japan)	800	10,801
Oshkosh Corp.	7,700	635,558
Pentair PLC (United Kingdom)	400	27,184
Sandvik AB (Sweden)	2,193	37,875
Schindler Holding AG (Switzerland)
(Part. Cert.)	87	19,227
(Registered Shares)	40	8,614
SKF AB (Sweden) (Class B Stock)	776	16,942
SMC Corp. (Japan)	120	42,403
SPX Corp.*	4,300	126,162
SPX Flow, Inc.*	2,000	77,120
Sumitomo Heavy Industries Ltd. (Japan)	240	9,633
THK Co. Ltd. (Japan)	250	8,527
Timken Co. (The)	2,400	116,520
TriMas Corp.*	800	21,600
Volvo AB (Sweden) (Class B Stock)	3,087	59,604
Wartsila OYJ Abp (Finland)	287	20,325
Weir Group PLC (The) (United Kingdom)	444	11,687
Yangzijiang Shipbuilding Holdings Ltd. (China)	4,800	5,074

		8,835,292

Marine 0.0%
A.P. Moeller - Maersk A/S (Denmark)
(Class A Stock)	7	12,887
(Class B Stock)	13	24,753
Kuehne + Nagel International AG (Switzerland) (Registered Shares)	112	20,754
Matson, Inc.	400	11,272
Mitsui OSK Lines Ltd. (Japan)	220	6,675
Nippon Yusen K.K. (Japan)*	290	6,035

		82,376

See Notes to Financial Statements.

40

Description	Shares	Value
COMMON STOCKS (Continued)

Media 1.2%
Altice NV (Netherlands)
(Class A Stock)*	946	$18,954
(Class B Stock)*	182	3,634
Axel Springer SE (Germany)	94	6,046
Comcast Corp. (Class A Stock)	98,600	3,794,128
Dentsu, Inc. (Japan)	400	17,571
Discovery Communications, Inc. (Class C Stock)*	33,300	674,658
Entravision Communications Corp. (Class A Stock)	3,800	21,660
Eutelsat Communications SA (France)	377	11,160
GEDI Gruppo Editoriale SpA (Italy)*	100	89
Hakuhodo DY Holdings, Inc. (Japan)	460	6,057
I-CABLE Communications Ltd. (Hong Kong)*	2,821	93
ITV PLC (United Kingdom)	7,198	16,864
JCDecaux SA (France)	176	6,598
Lagardere SCA (France)	229	7,671
New Media Investment Group, Inc.	1,400	20,706
Pearson PLC (United Kingdom)	1,601	13,129
ProSiebenSat.1 Media SE (Germany)	460	15,697
Publicis Groupe SA (France)	406	28,402
REA Group Ltd. (Australia)	123	6,479
RTL Group SA (Luxembourg)	70	5,303
Schibsted ASA (Norway)
(Class A Stock)	119	3,068
(Class B Stock)	194	4,589
SES SA (Luxembourg)	736	16,112
Sinclair Broadcast Group, Inc. (Class A Stock)(a)	6,100	195,505
Singapore Press Holdings Ltd. (Singapore)	3,000	6,029
Sky PLC (United Kingdom)	2,079	25,505
TEGNA, Inc.	19,200	255,936
Telenet Group Holding NV (Belgium)*	110	7,281
Toho Co. Ltd. (Japan)	200	6,984
Townsquare Media, Inc. (Class A Stock)*	1,900	19,000
tronc, Inc.*	2,100	30,513
Twenty-First Century Fox, Inc.
(Class A Stock)	14,000	369,320
(Class B Stock)	26,700	688,593
Viacom, Inc. (Class B Stock)	10,000	278,400
Vivendi SA (France)	2,008	50,870
WPP PLC (United Kingdom)	2,525	46,854

		6,679,458

Metals & Mining 0.7%
Alcoa Corp.*	21,800	1,016,316
Alumina Ltd. (Australia)	5,599	9,703
Anglo American PLC (United Kingdom)	2,704	48,614
Antofagasta PLC (Chile)	866	11,031

See Notes to Financial Statements.

Prudential Balanced Fund	41

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
ArcelorMittal (Luxembourg)*	1,290	$33,277
BHP Billiton Ltd. (Australia)	6,350	128,777
BHP Billiton PLC (Australia)	4,149	73,213
BlueScope Steel Ltd. (Australia)	1,112	9,606
Boliden AB (Sweden)	544	18,452
Fortescue Metals Group Ltd. (Australia)	2,922	11,833
Fresnillo PLC (Mexico)	403	7,593
Glencore PLC (Switzerland)*	24,111	110,670
Hitachi Metals Ltd. (Japan)	400	5,574
JFE Holdings, Inc. (Japan)	1,000	19,560
Kobe Steel Ltd. (Japan)	610	6,986
Maruichi Steel Tube Ltd. (Japan)	100	2,911
Mitsubishi Materials Corp. (Japan)	210	7,274
Newcrest Mining Ltd. (Australia)	1,477	24,311
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,517	34,881
Norsk Hydro ASA (Norway)	2,673	19,504
Olympic Steel, Inc.	800	17,600
Randgold Resources Ltd. (United Kingdom)	182	17,788
Rio Tinto Ltd. (United Kingdom)	856	44,867
Rio Tinto PLC (United Kingdom)	2,439	113,533
South32 Ltd. (Australia)	10,231	26,468
Southern Copper Corp. (Peru)	19,400	771,344
Steel Dynamics, Inc.	26,400	910,008
Sumitomo Metal Mining Co. Ltd. (Japan)	500	16,097
SunCoke Energy, Inc.*	10,500	95,970
thyssenkrupp AG (Germany)	726	21,562
voestalpine AG (Austria)	244	12,443
Worthington Industries, Inc.	3,900	179,400

		3,827,166

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Invesco Mortgage Capital, Inc.	10,900	186,717
Ladder Capital Corp.	5,400	74,412
PennyMac Mortgage Investment Trust	5,800	100,862
Resource Capital Corp.	2,850	30,723
Western Asset Mortgage Capital Corp.	8,400	87,948

		480,662

Multi-Utilities 0.4%
AGL Energy Ltd. (Australia)	1,384	25,414
CenterPoint Energy, Inc.	31,700	925,957
Centrica PLC (United Kingdom)	11,268	28,242
E.ON SE (Germany)	4,340	49,200

See Notes to Financial Statements.

42

Description	Shares	Value
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
Engie SA (France)	3,615	$61,387
Innogy SE (Germany), 144A	261	11,627
MDU Resources Group, Inc.	11,500	298,425
National Grid PLC (United Kingdom)	6,774	83,900
NiSource, Inc.	7,800	199,602
NorthWestern Corp.	3,000	170,820
RWE AG (Germany)*	1,006	22,886
SCANA Corp.	6,300	305,487
Suez (France)	715	13,055
Veolia Environnement SA (France)	914	21,121

		2,217,123

Multiline Retail 0.3%
Big Lots, Inc.(a)	1,200	64,284
Don Quijote Holdings Co. Ltd. (Japan)	200	7,475
Harvey Norman Holdings Ltd. (Australia)	1,203	3,669
Isetan Mitsukoshi Holdings Ltd. (Japan)	700	7,315
J. Front Retailing Co. Ltd. (Japan)	450	6,222
Macy’s, Inc.	71,000	1,549,220
Marks & Spencer Group PLC (United Kingdom)	3,045	14,417
Marui Group Co. Ltd. (Japan)	400	5,726
Next PLC (United Kingdom)	286	20,161
Ryohin Keikaku Co. Ltd. (Japan)	50	14,739
Takashimaya Co. Ltd. (Japan)	600	5,620

		1,698,848

Oil, Gas & Consumable Fuels 3.1%
Adams Resources & Energy, Inc.	300	12,450
Anadarko Petroleum Corp.	33,200	1,621,820
Andeavor	16,400	1,691,660
BP PLC (United Kingdom)	38,988	249,757
Caltex Australia Ltd. (Australia)	492	12,414
Chevron Corp.	10,800	1,269,000
Contango Oil & Gas Co.*	2,100	10,563
CVR Energy, Inc.(a)	4,500	116,550
Devon Energy Corp.	43,900	1,611,569
Enagas SA (Spain)	479	13,497
Eni SpA (Italy)	5,087	84,249
Evolution Petroleum Corp.	3,100	22,320
Exxon Mobil Corp.	38,954	3,193,449
Galp Energia SGPS SA (Portugal)	1,086	19,258
Idemitsu Kosan Co. Ltd. (Japan)	240	6,783
Inpex Corp. (Japan)	1,981	21,103

See Notes to Financial Statements.

Prudential Balanced Fund	43

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
JXTG Holdings, Inc. (Japan)	6,285	$32,407
Kinder Morgan, Inc.	24,100	462,238
Koninklijke Vopak NV (Netherlands)	138	6,052
Lundin Petroleum AB (Sweden)*	427	9,357
Marathon Petroleum Corp.	34,400	1,929,152
Neste OYJ (Finland)	239	10,445
Newfield Exploration Co.*	54,800	1,625,916
Oil Search Ltd. (Australia)	2,571	14,185
OMV AG (Austria)	318	18,539
Origin Energy Ltd. (Australia)*	3,498	20,601
Pacific Ethanol, Inc.*	12,400	68,820
Panhandle Oil and Gas, Inc. (Class A Stock)	1,200	28,560
Par Pacific Holdings, Inc.*	7,700	160,160
Peabody Energy Corp.*	5,200	150,852
Renewable Energy Group, Inc.*	6,800	82,620
Repsol SA (Spain)	2,469	45,564
REX American Resources Corp.*	1,200	112,596
Royal Dutch Shell PLC (Netherlands)
(Class A Stock)	8,860	267,765
(Class B Stock)	7,450	229,356
Santos Ltd. (Australia)*	3,514	11,143
Scorpio Tankers, Inc. (Monaco)	14,800	50,764
Showa Shell Sekiyu KK (Japan)	400	4,611
Snam SpA (Italy)	4,630	22,312
Statoil ASA (Norway)	2,326	46,763
TOTAL SA (France)	4,668	250,644
Valero Energy Corp.	27,300	2,100,189
Woodside Petroleum Ltd. (Australia)	1,494	34,210
World Fuel Services Corp.	2,500	84,775

		17,837,038

Paper & Forest Products 0.1%
Boise Cascade Co.*	1,700	59,330
Clearwater Paper Corp.*	500	24,625
Louisiana-Pacific Corp.*	6,700	181,436
Mondi PLC (South Africa)	746	20,056
Oji Holdings Corp. (Japan)	1,500	8,099
Stora Enso OYJ (Finland) (Class R Stock)	1,033	14,612
UPM-Kymmene OYJ (Finland)	1,034	28,054

		336,212

Personal Products 0.1%
Beiersdorf AG (Germany)	203	21,856
Kao Corp. (Japan)	950	55,930

See Notes to Financial Statements.

44

Description	Shares	Value
COMMON STOCKS (Continued)

Personal Products (cont’d.)
Kose Corp. (Japan)	60	$6,877
L’Oreal SA (France)	496	105,173
Pola Orbis Holdings, Inc. (Japan)	160	4,838
Shiseido Co. Ltd. (Japan)	800	32,018
Unilever NV-CVA (United Kingdom)	3,231	190,986
Unilever PLC (United Kingdom)	2,530	146,435

		564,113

Pharmaceuticals 2.6%
Allergan PLC	11,600	2,377,420
Astellas Pharma, Inc. (Japan)	4,100	52,183
AstraZeneca PLC (United Kingdom)	2,524	167,849
Bayer AG (Germany) (Registered Shares)	1,640	224,028
Bristol-Myers Squibb Co.	12,900	822,246
Catalent, Inc.*	4,600	183,632
Chugai Pharmaceutical Co. Ltd. (Japan)	400	16,623
Corcept Therapeutics, Inc.*	12,700	245,110
Daiichi Sankyo Co. Ltd. (Japan)	1,100	24,823
Eisai Co. Ltd. (Japan)	500	25,676
GlaxoSmithKline PLC (United Kingdom)	9,737	194,648
H. Lundbeck A/S (Denmark)	134	7,747
Hikma Pharmaceuticals PLC (Jordan)	255	4,143
Hisamitsu Pharmaceutical Co., Inc. (Japan)	100	4,806
Ipsen SA (France)	73	9,713
Johnson & Johnson	24,300	3,159,243
Kyowa Hakko Kirin Co. Ltd. (Japan)	500	8,520
Mallinckrodt PLC*	5,900	220,483
Merck & Co., Inc.	11,200	717,136
Merck KGaA (Germany)	257	28,623
Mitsubishi Tanabe Pharma Corp. (Japan)	400	9,183
Novartis AG (Switzerland)	4,428	379,812
Novo Nordisk A/S (Denmark) (Class B Stock)	3,694	177,603
Ono Pharmaceutical Co. Ltd. (Japan)	800	18,159
Orion OYJ (Finland) (Class B Stock)	214	9,936
Otsuka Holdings Co. Ltd. (Japan)	780	31,014
Pfizer, Inc.	73,019	2,606,778
Phibro Animal Health Corp. (Class A Stock)	2,400	88,920
Prestige Brands Holdings, Inc.*	1,300	65,117
Recordati SpA (Italy)	203	9,368
Roche Holding AG (Switzerland)	1,398	357,357
Sanofi (France)	2,244	223,382
Santen Pharmaceutical Co. Ltd. (Japan)	750	11,833
Shionogi & Co. Ltd. (Japan)	600	32,800

See Notes to Financial Statements.

Prudential Balanced Fund	45

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Sucampo Pharmaceuticals, Inc. (Class A Stock)*	5,600	$66,080
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	300	3,908
Supernus Pharmaceuticals, Inc.*	2,900	116,000
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	60	4,559
Takeda Pharmaceutical Co. Ltd. (Japan)	1,400	77,414
Taro Pharmaceutical Industries Ltd.*	27	3,043
Teva Pharmaceutical Industries Ltd. (Israel), ADR	1,797	31,627
UCB SA (Belgium)	254	18,102
Vifor Pharma AG (Switzerland)	107	12,620
Zoetis, Inc.	32,000	2,040,320

		14,889,587

Professional Services 0.1%
Adecco Group AG (Switzerland) (Registered Shares)	332	25,864
Bureau Veritas SA (France)	496	12,800
Capita PLC (United Kingdom)	1,423	10,767
Experian PLC (United Kingdom)	1,887	37,904
ICF International, Inc.*	900	48,555
Insperity, Inc.	2,100	184,800
Intertek Group PLC (United Kingdom)	329	21,991
Randstad Holding NV (Netherlands)	254	15,698
Recruit Holdings Co. Ltd. (Japan)	2,200	47,638
RELX NV (United Kingdom)	1,955	41,589
RELX PLC (United Kingdom)	2,105	46,197
SEEK Ltd. (Australia)	633	8,265
SGS SA (Switzerland) (Registered Shares)	11	26,414
Wolters Kluwer NV (Netherlands)	580	26,805

		555,287

Real Estate Management & Development 0.4%
Aeon Mall Co. Ltd. (Japan)	220	3,916
Azrieli Group Ltd. (Israel)	75	4,171
CapitaLand Ltd. (Singapore)	5,100	13,494
CBRE Group, Inc. (Class A Stock)*	42,100	1,594,748
City Developments Ltd. (Singapore)	700	5,866
CK Asset Holdings Ltd. (Hong Kong)	5,357	44,534
Daito Trust Construction Co. Ltd. (Japan)	130	23,684
Daiwa House Industry Co. Ltd. (Japan)	1,100	37,997
Deutsche Wohnen SE (Germany) (Bearer Shares)	714	30,344
Global Logistic Properties Ltd. (Singapore)	5,200	12,670
Hang Lung Group Ltd. (Hong Kong)	2,000	7,202
Hang Lung Properties Ltd. (Hong Kong)	4,000	9,523
Henderson Land Development Co. Ltd. (Hong Kong)	2,390	15,897

See Notes to Financial Statements.

46

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
HFF, Inc. (Class A Stock)	900	$35,604
Hongkong Land Holdings Ltd. (Hong Kong)	2,200	15,840
Hulic Co. Ltd. (Japan)	700	6,864
Hysan Development Co. Ltd. (Hong Kong)	1,400	6,605
Kerry Properties Ltd. (Hong Kong)	1,500	6,230
LendLease Group (Australia)	1,038	14,625
Mitsubishi Estate Co. Ltd. (Japan)	2,500	43,448
Mitsui Fudosan Co. Ltd. (Japan)	1,800	39,029
New World Development Co. Ltd. (Hong Kong)	11,800	17,026
Nomura Real Estate Holdings, Inc. (Japan)	300	6,400
RMR Group, Inc. (The) (Class A Stock)	2,600	133,510
Sino Land Co. Ltd. (Hong Kong)	5,300	9,344
Sumitomo Realty & Development Co. Ltd. (Japan)	690	20,876
Sun Hung Kai Properties Ltd. (Hong Kong)	2,800	45,613
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,000	9,736
Swire Properties Ltd. (Hong Kong)	2,600	8,830
Swiss Prime Site AG (Switzerland) (Registered Shares)*	138	12,408
Tokyo Tatemono Co. Ltd. (Japan)	350	4,477
Tokyu Fudosan Holdings Corp. (Japan)	1,000	6,036
UOL Group Ltd. (Singapore)	1,054	6,326
Vonovia SE (Germany)	948	40,373
Wharf Holdings Ltd. (The) (Hong Kong)	2,400	21,471
Wheelock & Co. Ltd. (Hong Kong)	1,400	9,882

		2,324,599

Road & Rail 0.7%
Aurizon Holdings Ltd. (Australia)	3,945	15,202
Central Japan Railway Co. (Japan)	278	48,786
ComfortDelGro Corp. Ltd. (Singapore)	4,300	6,608
DSV A/S (Denmark)	388	29,393
East Japan Railway Co. (Japan)	660	60,923
Hankyu Hanshin Holdings, Inc. (Japan)	500	18,983
Keikyu Corp. (Japan)	500	10,140
Keio Corp. (Japan)	220	9,068
Keisei Electric Railway Co. Ltd. (Japan)	250	6,917
Kintetsu Group Holdings Co. Ltd. (Japan)	350	13,021
Kyushu Railway Co. (Japan)	300	8,924
MTR Corp. Ltd. (Hong Kong)	3,000	17,566
Nagoya Railroad Co. Ltd. (Japan)	400	8,613
Nippon Express Co. Ltd. (Japan)	160	10,431
Norfolk Southern Corp.	8,200	1,084,368
Odakyu Electric Railway Co. Ltd. (Japan)	550	10,436
Roadrunner Transportation Systems, Inc.*	4,000	38,120

See Notes to Financial Statements.

Prudential Balanced Fund	47

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Tobu Railway Co. Ltd. (Japan)	380	$10,441
Tokyu Corp. (Japan)	1,050	14,871
Union Pacific Corp.	24,200	2,806,474
West Japan Railway Co. (Japan)	300	20,857

		4,250,142

Semiconductors & Semiconductor Equipment 2.4%
Advanced Energy Industries, Inc.*	3,100	250,356
Alpha & Omega Semiconductor Ltd.*	4,500	74,205
Amkor Technology, Inc.*	4,100	43,255
Applied Materials, Inc.	56,800	2,958,712
ASM Pacific Technology Ltd. (Hong Kong)	500	7,222
ASML Holding NV (Netherlands)	736	125,765
Broadcom Ltd.	11,400	2,764,956
Brooks Automation, Inc.	3,200	97,152
Cabot Microelectronics Corp.	2,100	167,853
Cirrus Logic, Inc.*	200	10,664
Diodes, Inc.*	3,000	89,790
Disco Corp. (Japan)	60	12,228
Entegris, Inc.*	9,600	276,960
Infineon Technologies AG (Germany)	2,216	55,870
Intel Corp.	94,900	3,613,792
MKS Instruments, Inc.	800	75,560
NXP Semiconductors NV (Netherlands)*	682	77,128
Renesas Electronics Corp. (Japan)*	1,000	10,899
Rohm Co. Ltd. (Japan)	200	17,162
Semtech Corp.*	2,800	105,140
STMicroelectronics NV (Switzerland)	1,268	24,598
Texas Instruments, Inc.	31,600	2,832,624
Tokyo Electron Ltd. (Japan)	300	46,185

		13,738,076

Software 3.2%
Activision Blizzard, Inc.	32,700	2,109,477
Adobe Systems, Inc.*	18,200	2,715,076
American Software, Inc. (Class A Stock)	1,600	18,176
Bottomline Technologies de, Inc.*	6,200	197,346
Check Point Software Technologies Ltd. (Israel)*	270	30,785
CommVault Systems, Inc.*	200	12,160
Dassault Systemes SE (France)	250	25,293
Electronic Arts, Inc.*	16,200	1,912,572
Fair Isaac Corp.	1,320	185,460
Gemalto NV (Netherlands)	172	7,687

See Notes to Financial Statements.

48

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Intuit, Inc.	10,600	$1,506,684
Konami Holdings Corp. (Japan)	200	9,629
LINE Corp. (Japan)*	100	3,616
Micro Focus International PLC (United Kingdom)	868	27,783
Microsoft Corp.	64,013	4,768,328
Nexon Co. Ltd. (Japan)*	400	10,457
Nice Ltd. (Israel)	114	9,234
Nintendo Co. Ltd. (Japan)	220	81,121
Oracle Corp.	71,400	3,452,190
Oracle Corp. (Japan)	100	7,860
Progress Software Corp.	4,800	183,216
QAD, Inc. (Class A Stock)	800	27,480
Sage Group PLC (The) (United Kingdom)	2,085	19,526
SAP SE (Germany)	1,957	214,575
SS&C Technologies Holdings, Inc.	7,000	281,050
TiVo Corp.	1,100	21,835
Trend Micro, Inc. (Japan)	230	11,331
Varonis Systems, Inc.*	3,900	163,410
Verint Systems, Inc.*	4,400	184,140

		18,197,497

Specialty Retail 0.9%
Aaron’s, Inc.	1,800	78,534
ABC-Mart, Inc. (Japan)	100	5,282
Asbury Automotive Group, Inc.*	500	30,550
Burlington Stores, Inc.*	15,200	1,450,992
Conn’s, Inc.*	2,600	73,190
Dixons Carphone PLC (United Kingdom)	2,218	5,751
Dufry AG (Switzerland) (Registered Shares)*	68	10,809
Fast Retailing Co. Ltd. (Japan)	100	29,495
Five Below, Inc.*	2,800	153,664
Foot Locker, Inc.	4,000	140,880
Francesca’s Holdings Corp.*	8,700	64,032
Gap, Inc. (The)	48,700	1,438,111
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,871	48,601
Hikari Tsushin, Inc. (Japan)	30	3,764
Industria de Diseno Textil SA (Spain)	2,177	82,073
Kingfisher PLC (United Kingdom)	4,263	17,068
Nitori Holdings Co. Ltd. (Japan)	150	21,452
Office Depot, Inc.	20,800	94,432
Ross Stores, Inc.	21,000	1,355,970
Shimamura Co. Ltd. (Japan)	50	5,998

See Notes to Financial Statements.

Prudential Balanced Fund	49

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Tilly’s, Inc. (Class A Stock)	9,500	$113,905
USS Co. Ltd. (Japan)	400	8,073
Yamada Denki Co. Ltd. (Japan)	1,360	7,437

		5,240,063

Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	58,200	8,969,784
Brother Industries Ltd. (Japan)	500	11,658
Canon, Inc. (Japan)	2,150	73,575
FUJIFILM Holdings Corp. (Japan)	850	33,024
HP, Inc.	100,300	2,001,988
Konica Minolta, Inc. (Japan)	900	7,395
NEC Corp. (Japan)	510	13,835
Ricoh Co. Ltd. (Japan)	1,500	14,586
Seiko Epson Corp. (Japan)	600	14,529
Western Digital Corp.	17,600	1,520,640

		12,661,014

Textiles, Apparel & Luxury Goods 0.5%
adidas AG (Germany)	372	84,245
Asics Corp. (Japan)	300	4,474
Burberry Group PLC (United Kingdom)	853	20,141
Cie Financiere Richemont SA (Switzerland) (Registered Shares)	1,041	95,289
Hermes International (France)	63	31,785
HUGO BOSS AG (Germany)	142	12,530
Kering (France)	153	60,950
Li & Fung Ltd. (Hong Kong)	11,000	5,530
Lululemon Athletica, Inc.*	12,400	771,900
Luxottica Group SpA (Italy)	339	18,970
LVMH Moet Hennessy Louis Vuitton SE (France)	557	153,975
Pandora A/S (Denmark)	220	21,752
PVH Corp.	10,400	1,311,024
Steven Madden Ltd.*	1,700	73,610
Swatch Group AG (The) (Switzerland)
(Bearer Shares)	63	26,253
(Registered Shares)	123	9,807
Wolverine World Wide, Inc.	6,600	190,410
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,500	5,723

		2,898,368

See Notes to Financial Statements.

50

Description	Shares	Value
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.1%
Flagstar Bancorp, Inc.*	1,900	$67,412
MGIC Investment Corp.*	17,200	215,516
Radian Group, Inc.	11,500	214,935
Walker & Dunlop, Inc.*	2,300	120,359

		618,222

Tobacco 0.6%
Altria Group, Inc.	46,400	2,942,688
British American Tobacco PLC (United Kingdom)	4,561	285,535
Imperial Brands PLC (United Kingdom)	1,891	80,709
Japan Tobacco, Inc. (Japan)	2,203	72,195
Swedish Match AB (Sweden)	387	13,592

		3,394,719

Trading Companies & Distributors 0.3%
AerCap Holdings NV (Ireland)*	302	15,435
Applied Industrial Technologies, Inc.	3,000	197,400
Ashtead Group PLC (United Kingdom)	967	23,328
Brenntag AG (Germany)	312	17,393
Bunzl PLC (United Kingdom)	672	20,415
Ferguson PLC (Switzerland)	490	32,148
Foundation Building Materials, Inc.*	1,200	16,968
ITOCHU Corp. (Japan)	3,000	49,154
Marubeni Corp. (Japan)	3,200	21,876
MISUMI Group, Inc. (Japan)	600	15,814
Mitsubishi Corp. (Japan)	3,000	69,798
Mitsui & Co. Ltd. (Japan)	3,400	50,289
Rexel SA (France)	666	11,522
Rush Enterprises, Inc. (Class A Stock)*	400	18,516
Sumitomo Corp. (Japan)	2,300	33,114
Toyota Tsusho Corp. (Japan)	400	13,146
Travis Perkins PLC (United Kingdom)	523	10,152
Veritiv Corp.*	4,500	146,250
WESCO International, Inc.*	18,800	1,095,100

		1,857,818

Transportation Infrastructure 0.0%
Abertis Infraestructuras SA (Spain)	1,405	28,405
Aena SME SA (Spain), 144A	131	23,675
Aeroports de Paris (France)	57	9,214
Atlantia SpA (Italy)	882	27,869
Auckland International Airport Ltd. (New Zealand)	1,775	8,264
Fraport AG Frankfurt Airport Services Worldwide (Germany)	77	7,319

See Notes to Financial Statements.

Prudential Balanced Fund	51

Schedule of Investments (continued)

as of September 30, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Transportation Infrastructure (cont’d.)
Groupe Eurotunnel SE (France) (Registered Shares)	987	$11,901
Hutchison Port Holdings Trust (Hong Kong), UTS	11,700	5,031
Japan Airport Terminal Co. Ltd. (Japan)	100	3,563
Kamigumi Co. Ltd. (Japan)	200	4,633
SATS Ltd. (Singapore)	1,300	4,424
Sydney Airport (Australia)	2,078	11,605
Transurban Group (Australia)	4,095	38,240

		184,143

Water Utilities 0.0%
Middlesex Water Co.	200	7,854
Severn Trent PLC (United Kingdom)	452	13,166
SJW Group	2,900	164,140
United Utilities Group PLC (United Kingdom)	1,384	15,847

		201,007

Wireless Telecommunication Services 0.1%
KDDI Corp. (Japan)	3,600	94,896
Millicom International Cellular SA-SDR (Luxembourg)	146	9,645
NTT DOCOMO, Inc. (Japan)	2,704	61,805
SoftBank Group Corp. (Japan)	1,630	132,187
StarHub Ltd. (Singapore)	1,000	1,920
Tele2 AB (Sweden) (Class B Stock)	718	8,228
Telephone & Data Systems, Inc.	7,500	209,175
Vodafone Group PLC (United Kingdom)	52,466	146,914

		664,770

TOTAL COMMON STOCKS (cost $270,713,215)		348,851,462

EXCHANGE TRADED FUND 0.1%
iShares MSCI EAFE Index Fund (cost $560,405)	10,500	719,040

PREFERRED STOCKS 0.1%

Auto Components 0.0%
Schaeffler AG (PRFC) (Germany)	295	4,760

Automobiles 0.0%
Bayerische Motoren Werke AG (PRFC) (Germany)	122	10,875
Porsche Automobil Holding SE (PRFC) (Germany)	310	19,834
Volkswagen AG (PRFC) (Germany)	366	59,751

		90,460

See Notes to Financial Statements.

52

Description	Shares	Value
PREFERRED STOCKS (Continued)

Banks 0.0%
Citigroup Capital XIII, 7.681%, 3 Month LIBOR + 6.370%(c)	3,000	$83,340

Capital Markets 0.1%
State Street Corp. 5.350%	5,000	136,100

Chemicals 0.0%
Fuchs Petrolub SE (PRFC) (Germany)	151	8,942

Household Products 0.0%
Henkel AG & Co. KGaA (PRFC) (Germany)	348	47,412

TOTAL PREFERRED STOCKS (cost $301,778)		371,014

	Units

RIGHTS* 0.0%

Biotechnology 0.0%
Dyax Corporation CVR, expiring 12/31/19^	900	2,845

Equity Real Estate Investment Trusts (REITs) 0.0%
CapitaLand Commercial Trust (Singapore), expiring 10/19/17	664	145

TOTAL RIGHTS (cost $238)		2,990

See Notes to Financial Statements.

Prudential Balanced Fund	53

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS 10.2%

Agriculture 0.2%
Bat Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.222%	08/15/24	570	$571,405
Bunge Ltd. Finance Corp., Gtd. Notes	8.500	06/15/19	110	121,496
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	245	245,129
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125	06/23/19	50	55,087

				993,117

Airlines 0.1%
American Airlines, Pass-Through Certificates	3.575	07/15/29	200	205,830
Continental Airlines, Inc.,
Pass-Through Certificates	4.000	04/29/26	95	99,058
Pass-Through Certificates	6.703	12/15/22	5	5,820
Pass-Through Certificates	7.250	05/10/21	85	92,967
Delta Air Lines, Inc.,
Pass-Through Certificates	5.300	10/15/20	113	118,247
Pass-Through Certificates	6.821	02/10/24	53	61,389
Sr. Unsec’d. Notes	2.875	03/13/20	205	207,305
United Airlines, Inc., Pass-Through Certificates	4.000	10/11/27	80	84,510

				875,126

Auto Manufacturers 0.4%
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	175	171,573
Sr. Unsec’d. Notes	5.291	12/08/46	425	443,447
General Motors Co.,
Sr. Unsec’d. Notes(a)	4.875	10/02/23	155	167,640
Sr. Unsec’d. Notes	6.250	10/02/43	135	154,283
Sr. Unsec’d. Notes	6.600	04/01/36	80	95,033
General Motors Financial Co., Inc, Gtd. Notes	3.950	04/13/24	500	512,102
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.850	01/15/21	565	571,675

				2,115,753

Banks 2.5%
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.625	04/28/21	230	234,836
Bank of America Corp.,
Jr. Sub. Notes	8.125	12/31/49	380	391,875
Sr. Unsec’d. Notes	7.625	06/01/19	265	289,196
Sr. Unsec’d. Notes, GMTN	3.300	01/11/23	250	256,113
Sr. Unsec’d. Notes, GMTN	3.593	07/21/28	160	161,553
Sr. Unsec’d. Notes, MTN	4.100	07/24/23	130	138,426

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	4.125%	01/22/24	620	$659,596
Sr. Unsec’d. Notes, MTN	4.443	01/20/48	470	508,947
Sub. Notes, MTN	4.450	03/03/26	365	385,891
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.200	08/16/23	720	704,517
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.375	01/12/26	200	208,819
Sr. Unsec’d. Notes	4.950	01/10/47	200	218,572
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN	2.950	05/23/22	275	277,419
Citigroup, Inc.,
Jr. Sub. Notes	5.950	12/31/49	280	295,050
Jr. Sub. Notes	6.125	12/31/49	150	160,500
Jr. Sub. Notes	6.250	12/31/49	105	118,125
Sr. Unsec’d. Notes	3.700	01/12/26	200	205,054
Sr. Unsec’d. Notes	4.281	04/24/48	130	136,849
Sr. Unsec’d. Notes	8.125	07/15/39	200	316,342
Sub. Notes	4.400	06/10/25	540	568,485
Sub. Notes	4.450	09/29/27	195	205,830
Sub. Notes	4.750	05/18/46	55	59,872
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375	05/12/21	220	224,221
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, 144A, MTN	2.125	09/01/22	200	197,988
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	1.875	09/15/21	250	245,213
Discover Bank, Sr. Unsec’d. Notes, BKNT	4.250	03/13/26	315	325,904
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.375	12/31/49	265	274,566
Sr. Unsec’d. Notes	3.750	02/25/26	50	51,186
Sr. Unsec’d. Notes	3.850	01/26/27	410	418,882
Sr. Unsec’d. Notes	5.750	01/24/22	250	280,201
Sr. Unsec’d. Notes, MTN	4.800	07/08/44	400	447,687
Sub. Notes	6.750	10/01/37	275	362,805
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	2.600	08/02/18	195	196,305
JPMorgan Chase & Co.,
Jr. Sub. Notes	7.900	12/31/49	300	309,000
Sr. Unsec’d. Notes	2.950	10/01/26	210	205,528
Sr. Unsec’d. Notes	3.200	06/15/26	750	744,493
Sr. Unsec’d. Notes	3.540	05/01/28	280	282,551

See Notes to Financial Statements.

Prudential Balanced Fund	55

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co. (cont’d.)
Sr. Unsec’d. Notes	4.032%	07/24/48	210	$213,306
Sr. Unsec’d. Notes	5.400	01/06/42	150	181,762
Sub. Notes	3.875	09/10/24	90	93,714
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800	01/13/20	195	210,530
Morgan Stanley,
Jr. Sub. Notes	5.450	12/31/49	125	128,906
Sr. Unsec’d. Notes	4.375	01/22/47	545	579,769
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	45	46,989
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	370	384,130
Sr. Unsec’d. Notes, GMTN	5.500	07/28/21	60	66,554
Sr. Unsec’d. Notes, MTN	3.971	07/22/38	90	90,514
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	285	304,410
Sr. Unsec’d. Notes, MTN	6.375	07/24/42	120	161,341
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN (original cost $259,277; purchased 09/09/15)(f)	1.875	09/17/18	260	260,497
State Street Corp., Jr. Sub. Notes	5.250	12/31/49	190	199,975
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450	01/10/19	250	251,746

				14,242,540

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000	01/17/43	120	120,041
Gtd. Notes	4.700	02/01/36	190	209,481
Gtd. Notes	4.900	02/01/46	50	56,479

				386,001

Biotechnology 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.663	06/15/51	374	410,208
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	4.150	03/01/47	10	10,244
Sr. Unsec’d. Notes	5.650	12/01/41	20	24,831

				445,283

Building Materials 0.1%
Griffon Corp., Gtd. Notes	5.250	03/01/22	65	65,975
Owens Corning, Gtd. Notes	4.200	12/15/22	90	95,505
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	120	127,536

				289,016

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals 0.1%
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	90	$85,950
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.625	10/01/44	10	10,602
Sr. Unsec’d. Notes	9.400	05/15/39	67	111,109
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.450	11/15/33	55	56,846
Sr. Unsec’d. Notes	5.625	11/15/43	60	61,249
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	100	121,212

				446,968

Commercial Services 0.3%
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	820	803,339
Gtd. Notes, 144A	6.375	10/15/17	296	296,456
Gtd. Notes, 144A	7.000	10/15/37	20	26,307
President & Fellows of Harvard College, Unsec’d. Notes	3.300	07/15/56	270	258,472
United Rentals North America, Inc., Gtd. Notes	5.875	09/15/26	65	70,606

				1,455,180

Computers 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes	2.850	05/11/24	1,045	1,057,690
Sr. Unsec’d. Notes	3.250	02/23/26	330	338,975
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480	06/01/19	145	147,879
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.450	10/05/17	128	128,006
Sr. Unsec’d. Notes	2.850	10/05/18	90	90,900
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	90	91,574

				1,855,024

Diversified Financial Services 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750	05/15/19	150	153,491
Bear Stearns Cos. LLC (The),
Gtd. Notes	6.400	10/02/17	90	90,000
Gtd. Notes	7.250	02/01/18	220	224,098
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342	11/15/20	500	505,263
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	65	74,261
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(d)	5.250	02/06/12	345	21,562
Sr. Unsec’d. Notes(d)	6.875	05/02/18	100	6,400

See Notes to Financial Statements.

Prudential Balanced Fund	57

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	90	$93,780
Private Export Funding Corp., Gov’t. Gtd. Notes	2.450	07/15/24	65	65,204

				1,234,059

Electric 1.1%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350	10/01/36	115	151,556
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125	04/01/36	120	154,033
Black Hills Corp., Sr. Unsec’d. Notes	2.500	01/11/19	150	150,666
CenterPoint Energy Houston Electric LLC,
Gen. Ref. Mtg.	2.400	09/01/26	170	162,745
Gen. Ref. Mtg.	6.950	03/15/33	120	163,281
Commonwealth Edison Co., First Mortgage	3.750	08/15/47	530	531,928
Dominion Resources, Inc., Jr. Sub. Notes	4.104	04/01/21	400	419,234
DPL, Inc., Sr. Unsec’d. Notes	7.250	10/15/21	200	218,000
DTE Electric Co., Genl. Ref. Mtg.	3.750	08/15/47	505	510,289
Duke Energy Carolinas LLC, First Mortgage	6.050	04/15/38	55	72,562
Duke Energy Corp., Sr. Unsec’d. Notes	2.650	09/01/26	210	200,826
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	135	160,688
Enel Finance International NV (Italy), Gtd. Notes, 144A	2.875	05/25/22	500	503,239
Eversource Energy, Sr. Unsec’d. Notes	4.500	11/15/19	90	94,332
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	50	58,078
Florida Power & Light Co., First Mortgage	5.950	10/01/33	60	76,957
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	30	36,518
Monongahela Power Co., First Mortgage, 144A	4.100	04/15/24	280	298,272
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881	08/15/19	100	104,975
NRG Energy, Inc., Gtd. Notes	7.250	05/15/26	120	128,700
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400	08/15/24	1,020	1,056,080
Public Service Co. of Colorado, First Mortgage	4.300	03/15/44	35	37,875
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950	05/15/18	55	57,045
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800	05/01/37	125	161,039
Southwestern Public Service Co., First Mortgage	3.700	08/15/47	250	248,692
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750	05/07/19	200	201,928
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800	09/15/41	105	115,596

				6,075,134

Engineering & Construction 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	205,500

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Food 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes	3.000%	06/01/26	220	$210,736
Gtd. Notes	4.375	06/01/46	60	59,246
Gtd. Notes	5.000	07/15/35	100	108,945
Kroger Co. (The), Sr. Unsec’d. Notes	4.450	02/01/47	55	52,092

				431,019

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400	11/01/20	40	43,832
International Paper Co.,
Sr. Unsec’d. Notes (original cost $159,837; purchased 7/31/17)(f)	4.350	08/15/48	160	160,919
Sr. Unsec’d. Notes (original cost $29,996; purchased 11/08/11)(f)	6.000	11/15/41	30	36,782
Sr. Unsec’d. Notes (original cost $174,547; purchased 11/30/09)(f)	7.300	11/15/39	175	241,500

				483,033

Gas 0.1%
Centerpoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100	09/01/47	200	202,361
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	10	10,797
NiSource Finance Corp,
Gtd. Notes	3.490	05/15/27	445	450,428
Gtd. Notes	4.800	02/15/44	40	44,204

				707,790

Healthcare-Products 0.4%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.000	09/15/18	605	606,567
Sr. Unsec’d. Notes	2.900	11/30/21	465	473,525
Becton Dickinson and Co.,
Sr. Unsec’d. Notes	3.700	06/06/27	720	727,984
Sr. Unsec’d. Notes	3.734	12/15/24	65	66,394
Medtronic, Inc., Gtd. Notes	4.375	03/15/35	174	191,538

				2,066,008

Healthcare-Services 0.3%
Anthem, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	45	48,754
Sr. Unsec’d. Notes	4.650	01/15/43	30	32,379

See Notes to Financial Statements.

Prudential Balanced Fund	59

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Ascension Health, Sr. Unsec’d. Notes	3.945%		11/15/46	245	$249,832
Duke University Health System, Inc., Sr. Unsec’d. Notes	3.920		06/01/47	95	97,030
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125		10/15/20	75	78,508
HCA, Inc.,
Sr. Sec’d. Notes	4.250		10/15/19	55	56,925
Sr. Sec’d. Notes	4.750		05/01/23	200	211,000
Sr. Sec’d. Notes	5.250		04/15/25	100	108,125
Kaiser Foundation Hospitals, Gtd. Notes	4.150		05/01/47	140	149,980
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200		02/01/22	20	20,470
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.600		09/01/27	200	201,155
Providence St. Joseph Health Obligated Group, Unsec’d. Notes	2.746		10/01/26	50	47,969
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.625		07/15/35	60	68,765
Sr. Unsec’d. Notes	6.625		11/15/37	80	111,131
Sr. Unsec’d. Notes	6.875		02/15/38	95	134,827

					1,616,850

Home Builders 0.0%
D.R. Horton, Inc., Gtd. Notes	3.625		02/15/18	150	150,279

Household Products/Wares 0.1%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	3.000		06/26/27	610	602,780

Housewares 0.0%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200		04/01/26	100	105,304

Insurance 0.4%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500		11/15/20	80	86,215
American International Group, Inc., Sr. Unsec’d. Notes	4.500		07/16/44	125	130,455
AXIS Specialty Finance LLC, Gtd. Notes	5.875		06/01/20	160	173,581
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125		03/15/26	100	101,134
Chubb Corp. (The), Gtd. Notes, 3 Month LIBOR + 2.250%	3.554	(c)	04/15/37	210	208,845
Chubb INA Holdings, Inc., Gtd. Notes	4.350		11/03/45	15	16,484
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000		01/15/19	90	94,575
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.000		03/15/34	180	233,771
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300		10/09/37	110	136,039
Sr. Unsec’d. Notes	8.750		07/01/19	22	24,457

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43	25	$27,108
New York Life Insurance Co., Sub. Notes, 144A	6.750	11/15/39	110	153,035
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A	6.063	03/30/40	60	78,930
Ohio National Financial Services, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	04/30/20	105	114,463
Pacific Life Insurance Co., Sub. Notes, 144A	9.250	06/15/39	140	229,939
Principal Financial Group, Inc., Gtd. Notes	4.625	09/15/42	15	16,492
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	248,041
Sub. Notes, 144A	6.850	12/16/39	22	30,346
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20	50	54,454
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150	08/15/19	90	96,390

				2,254,754

Lodging 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.125	06/15/26	455	449,805
Sr. Unsec’d. Notes	3.250	09/15/22	130	132,473
Sr. Unsec’d. Notes	6.750	05/15/18	500	515,262
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	60	60,112

				1,157,652

Machinery-Diversified 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	160	174,235

Media 0.5%
21st Century Fox America, Inc., Gtd. Notes	7.625	11/30/28	125	165,132
AMC Networks, Inc., Gtd. Notes	5.000	04/01/24	215	221,987
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375	05/01/25	120	124,364
Charter Communications Operating LLC / Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35	110	128,659
Sr. Sec’d. Notes	6.484	10/23/45	172	201,872
Sr. Sec’d. Notes, 144A	5.375	05/01/47	20	20,777
Comcast Corp.,
Gtd. Notes	6.450	03/15/37	35	46,795
Gtd. Notes	6.950	08/15/37	65	90,627
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150	08/15/24	520	516,737

See Notes to Financial Statements.

Prudential Balanced Fund	61

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Discovery Communications LLC,
Gtd. Notes	5.000%	09/20/37	25	$25,385
Gtd. Notes	5.200	09/20/47	100	101,476
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000	05/13/45	200	201,052
Historic TW, Inc., Gtd. Notes	9.150	02/01/23	100	128,928
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500	09/01/41	140	145,366
Time Warner Cos., Inc., Gtd. Notes	7.250	10/15/17	160	160,296
Time Warner, Inc.,
Gtd. Notes	3.800	02/15/27	180	180,042
Gtd. Notes	6.200	03/15/40	25	29,428
Gtd. Notes	6.250	03/29/41	30	35,939
Viacom, Inc., Sr. Unsec’d. Notes	5.250	04/01/44	65	62,252
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	150	162,000

				2,749,114

Mining 0.1%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750	05/01/43	280	339,003
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.000	09/30/43	35	41,289
Gtd. Notes 144A	6.250	10/19/75	65	71,337
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	110	113,961
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	5.875	04/23/45	10	11,389
Sr. Unsec’d. Notes	7.500	07/27/35	95	123,236

				700,215

Miscellaneous Manufacturing 0.1%
Actuant Corp., Gtd. Notes	5.625	06/15/22	160	164,200
General Electric Co.,
Sr. Unsec’d. Notes, GMTN	6.000	08/07/19	172	185,237
Sub. Notes, MTN	5.300	02/11/21	100	109,959

				459,396

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.000	05/10/19	180	179,882
Sr. Unsec’d. Notes	2.125	09/27/21	355	352,728
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	150	149,534
Sr. Unsec’d. Notes	4.375	02/11/20	100	105,452

				787,596

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas 0.7%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%	09/15/36	200	$236,599
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500	10/01/20	70	74,940
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47	35	36,524
ConocoPhillips Co., Gtd. Notes	4.950	03/15/26	225	253,625
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950	04/15/29	150	194,370
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000	06/15/45	15	15,807
Sr. Unsec’d. Notes	5.600	07/15/41	35	38,304
Devon Financing Co. LLC, Gtd. Notes	7.875	09/30/31	200	264,014
Encana Corp. (Canada),
Sr. Unsec’d. Notes	6.500	08/15/34	340	397,873
Sr. Unsec’d. Notes	6.500	02/01/38	50	59,183
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900	04/01/35	120	119,662
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	240	253,792
Nabors Industries, Inc., Gtd. Notes	4.625	09/15/21	140	137,340
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.500	01/21/21	310	330,770
Gtd. Notes	6.500	06/02/41	170	177,735
Gtd. Notes, 144A	5.375	03/13/22	70	74,791
Gtd. Notes, 144A, MTN	6.750	09/21/47	415	441,518
Gtd. Notes, MTN	6.875	08/04/26	230	261,625
Raizen Fuels Finance SA (Brazil), Gtd. Notes, 144A	5.300	01/20/27	200	210,000
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	200,467
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250	04/15/21	127	133,077

				3,912,016

Oil & Gas Services 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000	12/21/25	345	361,894

Packaging & Containers 0.1%
WestRock RKT Co.,
Gtd. Notes	4.000	03/01/23	550	579,312
Gtd. Notes	4.900	03/01/22	95	103,347

				682,659

Pharmaceuticals 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	05/14/26	170	170,344
Sr. Unsec’d. Notes	3.600	05/14/25	145	150,332
Sr. Unsec’d. Notes	4.500	05/14/35	235	252,885

See Notes to Financial Statements.

Prudential Balanced Fund	63

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Actavis, Inc., Gtd. Notes	6.125%	08/15/19	75	$80,649
Allergan Funding SCS,
Gtd. Notes	3.800	03/15/25	115	119,429
Gtd. Notes	4.550	03/15/35	265	282,732
Eli Lilly & Co., Sr. Unsec’d. Notes	3.100	05/15/27	170	170,982
Express Scripts Holding Co., Gtd. Notes	4.500	02/25/26	680	727,824
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	4.100	10/01/46	25	21,059

				1,976,236

Pipelines 0.2%
Enterprise Products Operating LLC,
Gtd. Notes	3.700	02/15/26	20	20,541
Gtd. Notes	4.850	03/15/44	185	198,631
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47	20	20,940
ONEOK Partners LP, Gtd. Notes	6.200	09/15/43	205	233,625
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	50	50,132
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550	10/01/26	360	352,194
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.375	10/15/26	165	163,711
Williams Partners LP, Sr. Unsec’d. Notes	4.900	01/15/45	220	222,509

				1,262,283

Real Estate 0.0%
Prologis LP, Gtd. Notes	6.875	03/15/20	11	12,134

Real Estate Investment Trusts (REITs) 0.0%
Simon Property Group LP, Sr. Unsec’d. Notes	3.375	03/15/22	30	31,041
Welltower, Inc., Sr. Unsec’d. Notes	4.250	04/01/26	160	169,154

				200,195

Retail 0.2%
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	105	120,756
Sr. Unsec’d. Notes	5.300	12/05/43	35	40,917
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200	04/01/43	110	117,259
L Brands, Inc., Gtd. Notes	6.625	04/01/21	225	247,500
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500	03/15/29	21	27,207
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875	01/15/22	45	45,112
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700	01/30/26	320	333,402
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25	170	174,250
Target Corp., Sr. Unsec’d. Notes	3.500	07/01/24	60	62,771

				1,169,174

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Semiconductors 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27	345	$355,340
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750	03/15/23	200	208,750

				564,090

Software 0.2%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	2.850	10/15/18	200	202,336
Sr. Unsec’d. Notes	3.625	10/15/20	151	157,239
Microsoft Corp.,
Sr. Unsec’d. Notes	4.000	02/12/55	80	83,121
Sr. Unsec’d. Notes	4.500	02/06/57	240	271,583
Oracle Corp., Sr. Unsec’d. Notes	4.300	07/08/34	145	158,451

				872,730

Telecommunications 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400	05/15/25	320	315,648
Sr. Unsec’d. Notes	4.900	08/14/37	100	101,064
Sr. Unsec’d. Notes	5.150	03/15/42	200	202,134
Sr. Unsec’d. Notes	5.250	03/01/37	60	63,143
Sr. Unsec’d. Notes	5.300	08/14/58	115	116,248
Sr. Unsec’d. Notes	5.350	09/01/40	4	4,204
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	9.125	12/15/30	50	75,671
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	09/20/21	275	279,125
Telefonos de Mexico SAB de CV (Mexico), Gtd. Notes	5.500	11/15/19	40	42,919
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500	08/10/33	185	189,549

				1,389,705

Transportation 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.450	03/15/43	100	109,323
Sr. Unsec’d. Notes	6.700	08/01/28	135	175,976
CSX Corp., Sr. Unsec’d. Notes	6.150	05/01/37	170	217,581
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903	02/15/23	97	98,381
Sr. Unsec’d. Notes	5.590	05/17/25	20	22,949

				624,210

TOTAL CORPORATE BONDS (cost $55,909,622)				58,092,052

See Notes to Financial Statements.

Prudential Balanced Fund	65

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES 5.0%

Automobiles 1.4%
Americredit Automobile Receivables Trust,
Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	1.932	%(c)	10/08/19	124	$124,181
Series 2016-3, Class A2B, 1 Month LIBOR + 0.560%	1.792	(c)	11/08/19	82	82,331
Americredit Automobile Receivables Trust,
Series 2016-4, Class C	2.410		07/08/22	200	199,890
Series 2017-3, Class C	2.690		06/19/23	170	170,157
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-1A, Class A, 144A	2.500		07/20/21	800	798,804
Series 2015-2A, Class A, 144A	2.630		12/20/21	400	400,057
Enterprise Fleet Financing LLC,
Series 2016-2, Class A2, 144A	1.740		02/22/22	248	247,377
Series 2017-1, Class A2, 144A	2.130		07/20/22	500	501,367
Series 2017-2, Class A2, 144A	1.970		01/20/23	300	300,024
Ford Credit Auto Owner Trust,
Series 2016-1, Class A, 144A	2.310		08/15/27	600	602,742
Series 2016-2, Class A, 144A	2.030		12/15/27	400	396,920
Series 2017-1, Class A, 144A	2.620		08/15/28	1,100	1,111,124
Series 2017-2, Class A, 144A^	2.360		03/15/29	1,000	999,890
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A2, 144A, 1 Month LIBOR + 0.500%	1.734	(c)	05/15/20	200	200,443
Series 2016-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.084	(c)	05/17/21	300	302,910
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320		03/25/20	400	399,556
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040		01/15/21	49	49,515
Series 2017-1A, Class A, 144A	2.160		10/15/20	1,200	1,198,671

					8,085,959

Collateralized Loan Obligations 1.6%
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A, 3 Month LIBOR + 1.490%	2.794	(c)	10/15/28	250	252,347
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.430%	2.744	(c)	04/28/26	300	300,610
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2016-8A, Class A1, 144A, 3 Month LIBOR + 1.650%	2.964	(c)	07/28/28	500	503,303
Atlas Sr. Loan Fund Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	2.564	(c)	07/16/29	250	250,120
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A, 3 Month LIBOR + 1.530%	2.834	(c)	07/18/27	750	753,364

See Notes to Financial Statements.

66

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.454	%(c)	04/17/25	482	$482,568
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.430%	2.737	(c)	10/20/29	250	254,013
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 144A, 3 Month LIBOR + 1.450%	2.757	(c)	01/20/29	250	252,555
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1B, 144A, 3 Month LIBOR + 1.230%	2.391	(c)	04/20/31	250	250,299
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A, 3 Month LIBOR + 1.550%	2.857	(c)	04/20/26	350	350,382
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.504	(c)	07/15/26	250	250,385
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A, 3 Month LIBOR + 1.450%	2.754	(c)	07/15/26	250	250,180
ICG US CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.457	(c)	04/20/26	400	399,418
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A, 3 Month LIBOR + 1.500%	2.807	(c)	07/20/27	350	349,882
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.615	(c)	05/15/26	250	250,057
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.240%	2.544	(c)	10/15/26	250	250,062
MP CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A, 3 Month LIBOR + 1.180%	2.487	(c)	04/20/25	147	147,268
OZLM Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A, 3 Month LIBOR + 1.440%	2.751	(c)	10/30/27	250	250,696
OZLM Ltd. (Cayman Islands), Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	2.797	(c)	01/20/29	750	759,942
Regatta Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A, 3 Month LIBOR + 1.520%	2.794	(c)	12/20/28	250	250,009
TIAA CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.700%	3.007	(c)	07/20/28	250	251,837
TICP CLO Ltd. (Cayman Islands), Series 2016-6A, Class A, 144A, 3 Month LIBOR + 1.550%	2.854	(c)	01/15/29	500	504,703
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-4A, Class A, 144A, 3 Month LIBOR + 1.750%	3.054	(c)	04/18/28	500	502,282
Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.014	(c)	10/25/28	500	502,003
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.120%	2.424	(c)	07/15/25	300	300,427

See Notes to Financial Statements.

Prudential Balanced Fund	67

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.140%	2.444	%(c)	04/15/24	223	$223,018
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A, 3 Month LIBOR + 1.650%	2.957	(c)	10/20/28	250	251,410

					9,343,140

Consumer Loans 0.4%
OneMain Financial Issuance Trust,
Series 2015-2A, Class A, 144A	2.570		07/18/25	332	332,125
Series 2017-1A, Class A2, 144A, 1 Month LIBOR + 0.800%	2.040	(c)	09/14/32	500	500,920
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	293	295,324
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24	800	805,588
Series 2017-AA, Class A, 144A	2.680		07/15/30	500	500,020

					2,433,977

Credit Cards 0.8%
American Express Credit Account Master Trust,
Series 2017-2, Class A, 1 Month LIBOR + 0.450%	1.686	(c)	09/16/24	900	906,951
Series 2017-5, Class A, 1 Month LIBOR + 0.380%	1.614	(c)	02/18/25	300	301,394
Chase Issuance Trust, Series 2017-A2, Class A, 1 Month LIBOR + 0.400%	1.634	(c)	03/15/24	400	401,358
Citibank Credit Card Issuance Trust,
Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	1.721	(c)	12/07/23	700	706,061
Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	1.856	(c)	04/22/26	500	505,217
Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	1.602	(c)	08/08/24	500	501,800
Discover Card Execution Note Trust,
Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	1.724	(c)	07/15/24	600	606,335
Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%	1.834	(c)	12/15/26	300	302,992

					4,232,108

Equipment 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410		08/16/24	500	500,276
Wells Fargo Dealer Floorplan Master Note Trust, Series 2015-1, Class A, 1 Month LIBOR + 0.500%	1.736	(c)	01/20/20	300	300,323

					800,599

See Notes to Financial Statements.

68

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans 0.1%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1, 1 Month LIBOR + 1.650%	2.887	%(c)	03/25/33	26	$25,802
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE1, Class M1, 1 Month LIBOR + 0.900%	2.137	(c)	07/25/32	34	34,642
Series 2002-NC4, Class M1, 1 Month LIBOR + 1.275%	2.512	(c)	09/25/32	61	60,527
RASC Trust, Series 2004-KS2, Class MI1	4.710	(cc)	03/25/34	22	20,243
Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class M1, 1 Month LIBOR + 0.765%	2.002	(c)	02/25/34	109	106,318

					247,532

Other 0.0%
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200		10/20/30	129	129,327

Residential Mortgage-Backed Securities 0.5%
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 144A, 1 Month LIBOR + 1.350%	2.587	(c)	10/25/37	411	413,496
Credit Suisse Mortgage Trust,
Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.387	(c)	12/26/46	723	725,227
Series 2017-6R, 144A, 1 Month LIBOR + 1.550%	2.786	(c)	03/06/47	421	422,326
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.729	(cc)	07/25/35	54	53,588
CWABS, Inc., Asset-Backed Certificates, Series 2004-1, Class M1, 1 Month LIBOR + 0.750%	1.987	(c)	03/25/34	211	212,038
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.658	(cc)	07/25/34	48	47,837
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750	(cc)	06/25/57	893	897,162
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A	3.375	(cc)	04/25/47	90	90,458
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250	(cc)	04/25/59	100	100,844

					2,962,976

Student Loans 0.0%
Navient Student Loan Trust, Series 2016-2A, Class A1, 144A, 1 Month LIBOR + 0.750%	1.987	(c)	06/25/65	101	101,075

TOTAL ASSET-BACKED SECURITIES (cost $28,177,961)					28,336,693

See Notes to Financial Statements.

Prudential Balanced Fund	69

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 5.3%
Bank, Series 2017-BNK4, Class A3	3.362%		05/15/50	1,000	$1,021,529
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class A3	2.815		04/10/46	100	100,894
Series 2014-GC21, Class A4	3.575		05/10/47	420	437,333
Series 2015-GC29, Class A3	2.935		04/10/48	200	199,416
Series 2015-P1, Class A4	3.462		09/15/48	600	619,580
Series 2017-P8, Class A3	3.203		09/15/50	1,000	1,002,485
COMM Mortgage Trust,
Series 2013-CR7, Class A3	2.929		03/10/46	185	187,638
Series 2013-CR8, Class A4	3.334		06/10/46	600	620,407
Series 2014-CR15, Class A2	2.928		02/10/47	400	405,015
Series 2014-CR18, Class A4	3.550		07/15/47	400	414,132
Series 2014-UBS3, Class A2	2.844		06/10/47	300	304,075
Series 2014-UBS4, Class A4	3.420		08/10/47	700	720,185
Series 2015-LC21, Class A3	3.445		07/10/48	700	720,951
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class A3	3.231		06/15/57	800	811,436
Series 2017-C8, Class A3	3.127		06/15/50	800	802,252
Deutsche Bank JPMorgan Chase Mortgage Trust, Series 2016-C1, Class A3A	3.015		05/10/49	800	799,996
Fannie Mae-Aces,
Series 2014-M2, Class A2	3.513	(cc)	12/25/23	375	396,013
Series 2015-M10, Class A2	3.092	(cc)	04/25/27	800	810,480
Series 2015-M17, Class A2	3.038	(cc)	11/25/25	500	508,662
Series 2017-M1, Class A2	2.497	(cc)	10/25/26	300	290,307
Series 2017-M4, Class A2	2.684	(cc)	12/25/26	1,750	1,713,958
Series 2017-M8, Class A2	3.061	(cc)	05/25/27	1,250	1,268,666
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO	1.566	(cc)	05/25/22	2,781	151,586
Series K021, Class X1, IO	1.602	(cc)	06/25/22	841	48,166
Series K025, Class X1, IO	0.999	(cc)	10/25/22	1,428	51,801
Series K030, Class A2	3.250	(cc)	04/25/23	300	313,458
Series K049, Class A2	3.010		07/25/25	1,000	1,023,616
Series K055, Class X1, IO	1.502	(cc)	03/25/26	2,325	220,085
Series K064, Class AM	3.327	(cc)	03/25/27	900	927,231
Series K710, Class X1, IO	1.866	(cc)	05/25/19	2,253	48,824
Series K711, Class X1, IO	1.807	(cc)	07/25/19	2,333	51,478
Series KS03, Class A4	3.161	(cc)	05/25/25	300	309,522
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136		02/10/48	400	404,065

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A3	3.139%	06/15/45	116	$117,156
Series 2012-LC9, Class A4	2.611	12/15/47	200	201,195
Series 2013-C10, Class A4	2.875	12/15/47	500	506,318
Series 2013-C16, Class A2	3.070	12/15/46	469	473,577
Series 2013-LC11, Class A4	2.694	04/15/46	189	190,947
Series 2017-JP7, Class ASB	3.241	09/15/50	400	409,571
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class A3	2.863	12/15/48	200	203,213
Series 2015-C23, Class A3	3.451	07/15/50	600	616,713
Series 2015-C25, Class A4	3.372	10/15/48	700	718,320
Series 2016-C29, Class A3	3.058	05/15/49	800	801,783
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531	08/15/49	1,300	1,248,728
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB	3.264	08/15/50	500	513,037
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A4	2.792	12/10/45	200	202,266
Series 2013-C5, Class A3	2.920	03/10/46	500	505,793
Series 2013-C6, Class A3	2.971	04/10/46	200	203,821
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class A4	3.498	07/15/58	800	827,433
Series 2016-C33, Class A3	3.162	03/15/59	900	907,095
Series 2016-C34, Class A3	2.834	06/15/49	800	785,689
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class A3	2.674	07/15/48	1,200	1,165,445
Series 2016-NXS6, Class A3	2.642	11/15/49	1,500	1,452,765
Series 2017-C38, Class A4	3.190	07/15/50	700	704,190

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $30,521,745)				30,460,297

MUNICIPAL BONDS 0.5%

Alabama 0.0%
Alabama Economic Settlement Auth. Rev., Taxable BP Settlement, Ser. B	4.263	09/15/32	35	36,943

California 0.1%
Bay Area Toll Authority, Taxable, Revenue Bonds, BABs	6.263	04/01/49	220	315,564
California Educational Facilities Authority, Stanford Univ., Revenue Bonds, Ser. U-7	5.000	06/01/46	100	132,702
California St., GO, BABs	7.300	10/01/39	210	308,087
California St., Tax. Var. Purp., GO, BABs	7.500	04/01/34	15	21,805

				778,158

See Notes to Financial Statements.

Prudential Balanced Fund	71

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Illinois 0.1%
City of Chicago IL, O’Hare Int’l. Arpt., Revenue Bonds, Ser. B, BABs	6.395%	01/01/40	160	$218,299

New Jersey 0.1%
New Jersey State Turnpike Auth. Rev., Tax. Issuer Subs., Revenue Bonds, Ser. F, BABs	7.414	01/01/40	165	248,748

New York 0.1%
New York City Trans. Fin. Auth., Tax. Future, Tax. Sec’d. Rev., Ser. C-2, BABs	5.767	08/01/36	190	235,097

Ohio 0.0%
Ohio State University Gen., Revenue Bonds, Taxable, Ser. C, BABs	4.910	06/01/40	65	78,044
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld. Fd. B-2 Wtr. Quality, BABs	4.879	12/01/34	45	52,107

				130,151

Oregon 0.0%
Oregon State Department of Trans. Hwy. User Tax Rev., Taxable Sub. Lien, Ser. A, BABs	5.834	11/15/34	70	89,625

Pennsylvania 0.0%
Pennsylvania Turnpike Commission Rev., Ser. B, BABs	5.511	12/01/45	80	103,302

Tennessee 0.0%
Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, Revenue Bonds, BABs	6.731	07/01/43	160	213,003

Texas 0.1%
University of Texas System (The), Revenue Bonds, Ser. F, Rfdg.	5.000	08/15/47	230	299,311

Virginia 0.0%
University of Virginia, Revenue Bonds, Taxable, Ser. C	4.179	09/01/2117	80	80,088

Washington 0.0%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Ser. S-1-Green Bonds	5.000	11/01/46	150	195,102

TOTAL MUNICIPAL BONDS (cost $2,126,690)				2,627,827

See Notes to Financial Statements.

72

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.6%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	18	$18,476
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000		01/25/36	177	165,756
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	3.475	(cc)	02/25/35	31	30,840
Series 2005-B, Class 2A1	3.629	(cc)	03/25/35	34	32,760
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.387	(c)	10/25/28	209	209,119
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A	3.582	(cc)	02/25/37	84	85,009
CIM Trust,
Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	3.237	(c)	12/25/57	337	340,065
Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.240	(c)	01/25/57	719	728,875
Series 2017-6, Class A1, 144A	3.020	(cc)	06/25/57	326	323,947
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%	3.387	(c)	09/25/28	108	108,762
Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%	3.437	(c)	10/25/28	118	119,508
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	2.687	(c)	01/25/29	198	200,227
Series 2017-C03, Class 1M2, 1 Month LIBOR + 3.000%	4.237	(c)	10/25/29	100	103,029
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1, 1 Month LIBOR + 0.900%	2.137	(c)	10/25/27	256	256,419
Series 2016-DNA1, Class M1, 1 Month LIBOR + 1.450%	2.687	(c)	07/25/28	156	156,600
Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	2.537	(c)	04/25/29	290	293,750
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%	2.437	(c)	07/25/29	462	467,323
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%	1.984	(c)	03/25/30	1,000	1,000,469
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.710	(cc)	07/25/35	45	45,394
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	04/01/22	362	363,223
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	05/01/22	1,214	1,212,213

See Notes to Financial Statements.

Prudential Balanced Fund	73

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
LSTAR Securities Investment Ltd.,
Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	%(c)	05/01/22	1,280		$1,280,333
Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	2.986	(c)	09/01/22	310		309,740
MASTR Alternative Loan Trust,
Series 2003-8, Class 4A1	7.000		12/25/33	—	(r)	98
Series 2004-4, Class 4A1	5.000		04/25/19	12		12,247
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 144A	2.750	(cc)	02/25/58	600		603,203
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.085	(c)	07/10/19	410		410,105
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.452	(cc)	02/25/34	53		53,588
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000		03/25/20	8		8,479

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $8,896,601)						8,939,557

U.S. GOVERNMENT AGENCY OBLIGATIONS 9.5%
Federal Home Loan Bank	5.500		07/15/36	135		182,693
Federal Home Loan Mortgage Corp.	1.500		01/17/20	185		184,513
Federal Home Loan Mortgage Corp.	1.625		09/29/20	60		59,847
Federal Home Loan Mortgage Corp.	3.000		06/01/29	284		292,701
Federal Home Loan Mortgage Corp.	3.000		01/01/37	209		212,639
Federal Home Loan Mortgage Corp.	3.000		07/01/43	437		440,334
Federal Home Loan Mortgage Corp.	3.500		TBA	3,000		3,088,478
Federal Home Loan Mortgage Corp.	3.500		08/01/26	269		282,692
Federal Home Loan Mortgage Corp.	4.000		TBA	1,250		1,316,113
Federal Home Loan Mortgage Corp.	4.000		06/01/26	93		97,458
Federal Home Loan Mortgage Corp.	4.000		09/01/26	79		82,479
Federal Home Loan Mortgage Corp.	4.000		11/01/39	286		302,781
Federal Home Loan Mortgage Corp.	4.000		02/01/41	440		465,388
Federal Home Loan Mortgage Corp.	4.000		04/01/42	437		461,744
Federal Home Loan Mortgage Corp.	4.500		10/01/39	258		277,412
Federal Home Loan Mortgage Corp.	5.000		07/01/18	6		6,152
Federal Home Loan Mortgage Corp.	5.000		07/01/19	17		16,999
Federal Home Loan Mortgage Corp.	5.000		01/01/21	18		19,252
Federal Home Loan Mortgage Corp.	5.000		04/01/34	20		22,119
Federal Home Loan Mortgage Corp.	5.000		05/01/34	43		47,523
Federal Home Loan Mortgage Corp.	5.000		10/01/35	56		61,378
Federal Home Loan Mortgage Corp.	5.500		12/01/33	40		45,350
Federal Home Loan Mortgage Corp.	5.500		05/01/34	20		21,955

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	5.500%	07/01/34	86	$94,808
Federal Home Loan Mortgage Corp.	5.500	05/01/37	16	17,312
Federal Home Loan Mortgage Corp.	5.500	10/01/37	32	35,352
Federal Home Loan Mortgage Corp.	6.000	01/01/34	48	53,718
Federal Home Loan Mortgage Corp.	7.000	10/01/31	1	889
Federal Home Loan Mortgage Corp.	7.000	05/01/32	21	22,192
Federal National Mortgage Assoc.	1.875	09/24/26	75	71,195
Federal National Mortgage Assoc.	2.000	08/01/31	364	358,083
Federal National Mortgage Assoc.	2.500	04/01/28	935	947,401
Federal National Mortgage Assoc.	2.500	10/01/46	501	485,566
Federal National Mortgage Assoc.	3.000	TBA	2,000	2,006,562
Federal National Mortgage Assoc.	3.000	TBA	2,000	2,055,000
Federal National Mortgage Assoc.	3.000	08/01/30	1,163	1,197,454
Federal National Mortgage Assoc.	3.000	02/01/31	405	416,910
Federal National Mortgage Assoc.	3.000	11/01/36	463	472,223
Federal National Mortgage Assoc.	3.000	10/01/42	271	273,170
Federal National Mortgage Assoc.	3.000	12/01/42	321	323,601
Federal National Mortgage Assoc.	3.000	12/01/42	449	453,163
Federal National Mortgage Assoc.	3.000	01/01/43	1,380	1,392,088
Federal National Mortgage Assoc.	3.000	07/01/43	740	746,129
Federal National Mortgage Assoc.(tt)	3.500	TBA	250	257,725
Federal National Mortgage Assoc.	3.500	TBA	1,000	1,029,043
Federal National Mortgage Assoc.	3.500	06/01/39	176	182,918
Federal National Mortgage Assoc.	3.500	05/01/42	1,772	1,834,150
Federal National Mortgage Assoc.	3.500	08/01/42	373	385,859
Federal National Mortgage Assoc.	3.500	08/01/42	469	485,902
Federal National Mortgage Assoc.	3.500	04/01/43	410	424,622
Federal National Mortgage Assoc.	3.500	04/01/43	776	803,572
Federal National Mortgage Assoc.	3.500	06/01/43	486	502,658
Federal National Mortgage Assoc.	3.500	06/01/45	1,499	1,546,889
Federal National Mortgage Assoc.	4.000	TBA	1,000	1,052,891
Federal National Mortgage Assoc.	4.000	TBA	500	525,664
Federal National Mortgage Assoc.	4.000	09/01/40	792	837,521
Federal National Mortgage Assoc.	4.000	04/01/42	1,081	1,142,548
Federal National Mortgage Assoc.	4.500	07/01/19	15	15,236
Federal National Mortgage Assoc.	4.500	10/01/33	44	47,444
Federal National Mortgage Assoc.	4.500	03/01/34	30	32,629
Federal National Mortgage Assoc.	4.500	09/01/39	217	233,727
Federal National Mortgage Assoc.	4.500	08/01/40	173	187,436
Federal National Mortgage Assoc.	4.500	02/01/44	263	284,956
Federal National Mortgage Assoc.	4.500	08/01/44	498	535,589
Federal National Mortgage Assoc.	4.500	01/01/45	485	521,980
Federal National Mortgage Assoc.	4.500	10/01/46	502	537,720
Federal National Mortgage Assoc.	5.000	TBA	2,000	2,181,570

See Notes to Financial Statements.

Prudential Balanced Fund	75

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.000%	10/01/18	7	$7,131
Federal National Mortgage Assoc.	5.000	07/01/35	39	42,456
Federal National Mortgage Assoc.	5.000	02/01/36	89	97,996
Federal National Mortgage Assoc.	5.500	06/01/33	16	17,728
Federal National Mortgage Assoc.	5.500	08/01/33	24	27,324
Federal National Mortgage Assoc.	5.500	09/01/33	60	67,461
Federal National Mortgage Assoc.	5.500	09/01/33	85	95,616
Federal National Mortgage Assoc.	5.500	01/01/34	37	41,481
Federal National Mortgage Assoc.	5.500	01/01/34	48	53,840
Federal National Mortgage Assoc.	5.500	07/01/34	63	70,193
Federal National Mortgage Assoc.	6.000	09/01/21	3	3,312
Federal National Mortgage Assoc.	6.000	11/01/33	62	69,894
Federal National Mortgage Assoc.	6.000	01/01/34	13	15,109
Federal National Mortgage Assoc.	6.000	01/01/34	148	168,050
Federal National Mortgage Assoc.	6.000	02/01/34	18	20,132
Federal National Mortgage Assoc.	6.000	02/01/34	15	16,797
Federal National Mortgage Assoc.	6.000	10/01/34	7	7,627
Federal National Mortgage Assoc.	6.000	10/01/34	6	6,741
Federal National Mortgage Assoc.	6.000	11/01/34	93	106,017
Federal National Mortgage Assoc.	6.000	11/01/34	29	32,767
Federal National Mortgage Assoc.	6.000	11/01/34	11	12,951
Federal National Mortgage Assoc.	6.000	01/01/35	23	26,398
Federal National Mortgage Assoc.	6.000	01/01/35	78	87,397
Federal National Mortgage Assoc.	6.000	02/01/35	80	92,257
Federal National Mortgage Assoc.	6.000	08/01/36	39	44,614
Federal National Mortgage Assoc.	6.000	08/01/38	8	8,871
Federal National Mortgage Assoc.	6.250	05/15/29	70	94,265
Federal National Mortgage Assoc.	6.500	05/01/24	15	16,810
Federal National Mortgage Assoc.	6.500	07/01/29	20	21,889
Federal National Mortgage Assoc.	6.500	07/01/32	20	22,234
Federal National Mortgage Assoc.	6.500	09/01/32	5	5,502
Federal National Mortgage Assoc.	6.500	04/01/33	18	20,181
Federal National Mortgage Assoc.	6.500	01/01/34	30	33,878
Federal National Mortgage Assoc.	6.500	01/01/34	14	15,323
Federal National Mortgage Assoc.	6.500	10/01/36	34	38,619
Federal National Mortgage Assoc.	6.500	09/01/37	101	113,451
Federal National Mortgage Assoc.	6.500	10/01/37	104	116,093
Federal National Mortgage Assoc.(k)	6.625	11/15/30	85	120,308
Federal National Mortgage Assoc.	7.000	06/01/32	19	21,828
Federal National Mortgage Assoc.(k)	7.125	01/15/30	380	551,303
Federal National Mortgage Assoc.	7.500	09/01/30	1	1,653
Federal National Mortgage Assoc.	8.000	12/01/23	2	2,040
Federal National Mortgage Assoc.	8.500	02/01/28	3	3,987

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	2.500%	12/20/46	144	$141,373
Government National Mortgage Assoc.	3.000	09/20/43	334	341,085
Government National Mortgage Assoc.	3.000	01/20/44	102	104,390
Government National Mortgage Assoc.	3.000	03/15/45	352	357,049
Government National Mortgage Assoc.	3.000	05/20/45	490	497,371
Government National Mortgage Assoc.	3.000	06/20/46	688	698,418
Government National Mortgage Assoc.	3.000	12/20/46	484	491,277
Government National Mortgage Assoc.	3.000	01/20/47	1,730	1,756,295
Government National Mortgage Assoc.	3.000	03/20/47	485	491,924
Government National Mortgage Assoc.	3.500	TBA	1,500	1,559,063
Government National Mortgage Assoc.	3.500	11/20/41	453	472,279
Government National Mortgage Assoc.	3.500	12/20/42	454	474,016
Government National Mortgage Assoc.	3.500	03/20/45	334	347,585
Government National Mortgage Assoc.	3.500	04/20/45	377	392,716
Government National Mortgage Assoc.	3.500	07/20/46	2,252	2,344,068
Government National Mortgage Assoc.	4.000	TBA	2,000	2,106,172
Government National Mortgage Assoc.	4.000	12/20/42	911	966,869
Government National Mortgage Assoc.	4.000	10/20/46	148	155,533
Government National Mortgage Assoc.	4.500	06/20/41	400	429,791
Government National Mortgage Assoc.	4.500	06/20/45	300	320,262
Government National Mortgage Assoc.	4.500	11/20/46	924	985,902
Government National Mortgage Assoc.	5.000	10/20/37	26	28,168
Government National Mortgage Assoc.	5.000	04/20/45	178	190,953
Government National Mortgage Assoc.	5.500	07/15/33	34	37,728
Government National Mortgage Assoc.	5.500	12/15/33	23	25,920
Government National Mortgage Assoc.	5.500	09/15/34	186	207,661
Government National Mortgage Assoc.	5.500	01/15/36	80	92,227
Government National Mortgage Assoc.	5.500	02/15/36	136	151,901
Government National Mortgage Assoc.	6.500	09/15/23	14	15,957
Government National Mortgage Assoc.	6.500	10/15/23	4	4,918
Government National Mortgage Assoc.	6.500	11/15/23	19	21,356
Government National Mortgage Assoc.	6.500	12/15/23	8	9,366
Government National Mortgage Assoc.	6.500	12/15/23	5	5,123
Government National Mortgage Assoc.	6.500	12/15/23	1	1,367
Government National Mortgage Assoc.	6.500	04/15/24	56	61,977
Government National Mortgage Assoc.	6.500	07/15/32	3	3,422
Government National Mortgage Assoc.	6.500	08/15/32	1	861
Government National Mortgage Assoc.	6.500	08/15/32	1	633
Government National Mortgage Assoc.	6.500	08/15/32	2	2,431
Government National Mortgage Assoc.	6.500	08/15/32	15	17,894
Government National Mortgage Assoc.	7.000	06/15/24	17	18,697
Government National Mortgage Assoc.	7.000	05/15/31	9	10,067
Government National Mortgage Assoc.	7.500	04/15/29	1	723
Government National Mortgage Assoc.	7.500	12/15/29	3	3,352

See Notes to Financial Statements.

Prudential Balanced Fund	77

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	8.000%		08/15/22	1	$1,144
Government National Mortgage Assoc.	8.000		12/15/22	9	9,335
Government National Mortgage Assoc.	8.000		12/15/22	4	4,556
Government National Mortgage Assoc.	8.000		06/15/25	24	25,766
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t. Gtd. Notes	3.000		06/30/25	315	330,549
Iraq Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.149		01/18/22	200	200,588
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30	90	130,556

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $54,163,078)					54,489,223

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds	2.750		08/15/47	215	210,330
U.S. Treasury Bonds	4.250		11/15/40	2,140	2,685,198
U.S. Treasury Bonds	4.750		02/15/41	300	403,019
U.S. Treasury Notes	1.000		09/15/18	25	24,912
U.S. Treasury Notes	1.250		12/31/18	5	4,991
U.S. Treasury Notes	1.375		09/30/19	85	84,824
U.S. Treasury Notes	1.500		01/31/19	55	55,058
U.S. Treasury Notes	1.625		04/30/23	3,530	3,456,918
U.S. Treasury Notes	1.875		04/30/22	2,739	2,736,539
U.S. Treasury Notes(k)	2.000		11/30/22	935	936,644
U.S. Treasury Notes	2.000		06/30/24	2,030	2,011,762
U.S. Treasury Notes	2.125		09/30/21	100	101,211
U.S. Treasury Notes	2.125		12/31/22	1,325	1,334,627
U.S. Treasury Notes	2.125		05/15/25	2,715	2,697,395
U.S. Treasury Notes	2.250		02/15/27	325	323,032
U.S. Treasury Strips Coupon, IO	2.972	(s)	02/15/37	725	423,211
U.S. Treasury Strips Coupon, IO	2.404	(s)	08/15/21	735	685,740
U.S. Treasury Strips Coupon, IO	2.502	(s)	11/15/30	640	455,403
U.S. Treasury Strips Coupon, IO	2.752	(s)	08/15/30	605	433,948
U.S. Treasury Strips Coupon, IO	2.783	(s)	08/15/29	200	148,314
U.S. Treasury Strips Coupon, IO	2.878	(s)	05/15/31	200	140,049
U.S. Treasury Strips Coupon, IO	3.042	(s)	11/15/35	400	242,997
U.S. Treasury Strips Coupon, IO	3.202	(s)	08/15/40	400	206,024
U.S. Treasury Strips Principal, PO	2.526	(s)	05/15/43	270	128,272
U.S. Treasury Strips Principal, PO	2.543	(s)	02/15/45	230	103,318
U.S. Treasury Strips Principal, PO	2.874	(s)	05/15/45	385	171,859
U.S. Treasury Strips Principal, PO	3.597	(s)	05/15/44	450	207,769

TOTAL U.S. TREASURY OBLIGATIONS (cost $20,470,140)					20,413,364

See Notes to Financial Statements.

78

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
FOREIGN GOVERNMENT BONDS 1.0%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A, EMTN	1.125%	08/03/19	200	$197,995
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375	07/12/21	200	213,400
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125	06/29/20	100	106,811
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	4.000	03/25/19	90	92,733
Sr. Unsec’d. Notes	6.375	03/29/21	280	315,700
Sr. Unsec’d. Notes	7.625	03/29/41	120	185,796
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	4.875	05/05/21	200	215,556
Sr. Unsec’d. Notes, 144A, MTN	2.150	07/18/24	EUR 315	383,465
Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR 350	456,311
Japan Bank for International Cooperation (Japan), Gov’t.
Gtd. Notes	2.125	07/21/20	200	200,550
Gtd. Notes	2.250	02/24/20	200	200,956
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.000	09/08/20	200	198,754
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23	200	194,154
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22	400	401,292
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000	10/02/23	76	80,347
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	160	163,776
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125	06/22/26	100	94,913
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250	05/18/22	120	120,211
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750	04/12/27	430	429,475
Unsec’d. Notes, MTN	7.140	02/27/26	135	172,027
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21	205	202,233
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23	285	282,752
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750	03/10/21	380	377,361
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500	06/08/22	200	200,602
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20	190	207,461

See Notes to Financial Statements.

Prudential Balanced Fund	79

Schedule of Investments (continued)

as of September 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
FOREIGN GOVERNMENT BONDS (Continued)
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100%	06/18/50	100	$105,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $5,711,398)				5,800,131

TOTAL LONG-TERM INVESTMENTS (cost $477,552,871)				559,103,650

			Shares

SHORT-TERM INVESTMENTS 5.2%

AFFILIATED MUTUAL FUNDS 5.1%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(w)			2,242,997	20,882,306
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)			7,377,347	7,377,347
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $1,032,380; includes $1,031,582 of cash collateral for securities on loan)(b)(w)			1,032,327	1,032,430

TOTAL AFFILIATED MUTUAL FUNDS (cost $30,089,062)				29,292,083

OPTIONS PURCHASED* 0.0%
(cost $97,362)				22,265

			Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bill (cost $289,334)	1.040	12/21/17	290	289,360

TOTAL SHORT-TERM INVESTMENTS (cost $30,475,758)				29,603,708

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 103.3% (cost $508,028,629)				588,707,358

OPTIONS WRITTEN* (0.0)%
(premiums received $47,361)				(12,763)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.3% (cost $507,981,268)				588,694,595
Liabilities in excess of other assets(z) (3.3)%				(18,624,511)

NET ASSETS 100.0%				$570,070,084

See Notes to Financial Statements.

80

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

BABs—Build America Bonds

bps—Basis Points

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

CVR—Contingent Value Rights

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

EUR—Euro

FHLMC—Federal Home Loan Mortgage Corp.

FICO—Financing Corp.

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only (Principal amount represents notional)

L1—Leve1 1

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MSCI EAFE—Morgan Stanley Capital International Europe, Australasia and Far East

MTN—Medium Term Note

OTC—Over-the-counter

PO—Principal Only

PRFC—Preference Shares

REIT(s)—Real Estate Investment Trust(s)

RSP—Non-Voting Shares

SDR—Swedish Depositary Receipt

STOXX—Stock Index of the Eurozone

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

TOPIX—Tokyo Stock Price Index

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,312,475 and 0.2% of net assets.

See Notes to Financial Statements.

Prudential Balanced Fund	81

Schedule of Investments (continued)

as of September 30, 2017

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,022,163; cash collateral of $1,031,582 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $623,657. The aggregate value of $699,698 is 0.1% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchase date.
(r)	Principal or notional is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $250,000 is 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in net assets at market value:

Exchange-Traded Options Purchased:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
5 Year U.S. Treasury Notes Futures	Call	11/24/17	$118.00	23	23	$5,390
10 Year U.S. Treasury Notes Futures	Call	10/27/17	$127.00	116	116	10,875
10 Year U.S. Treasury Notes Futures	Call	10/27/17	$131.00	58	58	—
5 Year U.S. Treasury Notes Futures	Put	11/24/17	$116.00	23	23	1,258

						$17,523

Exchange-Traded Options Written:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
5 Year U.S. Treasury Notes Futures	Call	11/24/17	$119.00	23	23	(1,617)
10 Year U.S. Treasury Notes Futures	Call	10/27/17	$129.00	174	174	(5,437)
5 Year U.S. Treasury Notes Futures	Put	11/24/17	$117.00	23	23	(5,211)

						$(12,265)

See Notes to Financial Statements.

82

OTC Swaptions Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.28.V1 06/20/22	Call	BNP Paribas	10/18/17	$107.50	5.00	% (Q)	CDX.NA.HY.28.V1	(Q)	2,000	$4,742

OTC Swaptions Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.28.V1 06/20/22	Put	BNP Paribas	10/18/17	$103.00	5.00	% (Q)	CDX.NA.HY.28.V1	(Q)	2,000	$(498)

Futures contracts outstanding at September 30, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
158	2 Year U.S. Treasury Notes	Dec. 2017	$34,148,084	$34,081,094	$(66,990)
190	5 Year U.S. Treasury Notes	Dec. 2017	22,440,795	22,325,000	(115,795)
17	10 Year U.S. Ultra Treasury Notes	Dec. 2017	2,306,066	2,283,578	(22,488)
71	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	11,901,384	11,723,875	(177,509)
6	Euro STOXX 50 Index	Dec. 2017	247,915	253,587	5,672
1	FTSE 100 Index	Dec. 2017	98,723	98,215	(508)
2	MSCI EAFE	Dec. 2017	196,499	197,840	1,341
11	S&P 500 E-Mini Index	Dec. 2017	1,353,511	1,383,855	30,344
1	TOPIX Index	Dec. 2017	139,519	148,856	9,337

					(336,596)

	Short Positions:
59	10 Year U.S. Treasury Notes	Dec. 2017	7,467,642	7,393,438	74,204
72	20 Year U.S. Treasury Bonds	Dec. 2017	11,153,641	11,002,500	151,141

					225,345

					$(111,251)

Securities with combined market values of $430,756 and $289,360 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively, to cover requirements for open futures contracts at September 30, 2017.

See Notes to Financial Statements.

Prudential Balanced Fund	83

Schedule of Investments (continued)

as of September 30, 2017

Forward foreign currency exchange contracts outstanding at September 30, 2017:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 10/27/2017	Citigroup Global Markets	EUR	314	$368,252	$372,181	$(3,929)
Expiring 10/27/2017	Citigroup Global Markets		EUR 385	454,896	455,607	(711)

				$823,148	$827,788	$(4,640)

Interest rate swap agreements outstanding at September 30, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	715	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	$4,843	$2,223	$(2,620)
	18,235	10/18/17	0.607%(T)	1 Day USOIS(1)(T)	166	45,304	45,138
	10,030	11/09/17	0.626%(T)	1 Day USOIS(1)(T)	172	27,569	27,397
	9,880	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(3,768)	(1,332)	2,436
	1,935	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,120)	(792)	328
	260	05/31/21	1.849%(S)	3 Month LIBOR(1)(Q)	1,176	(849)	(2,025)
	2,400	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(16,902)	(16,902)
	4,230	07/17/22	— (3)(Q)	— (3)(Q)	88	309	221
	790	05/31/23	1.399%(S)	3 Month LIBOR(1)(Q)	(14,222)	24,765	38,987
	2,790	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	138,418	93,032	(45,386)
	946	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	90	(13,576)	(13,666)
	610	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,556	(1,437)	(2,993)
	1,469	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(1,708)	(6,699)	(4,991)
	375	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(3,436)	(2,079)	1,357
	850	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(1,674)	(5,577)	(3,903)
	700	09/08/24	2.569%(S)	3 Month LIBOR(1)(Q)	156	(19,781)	(19,937)
	930	09/04/25	2.214%(S)	3 Month LIBOR(1)(Q)	157	(2,750)	(2,907)
	3,430	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	85	(9,163)	(9,248)
	921	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	12,292	9,279	(3,013)
	390	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	495	1,389	894
	265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(571)	(571)
	655	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(361)	(7,264)	(6,903)
	1,205	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(7,016)	(25,591)	(18,575)

					$126,389	$89,507	$(36,882)

Securities with a market value of $671,611 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at September 30, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.

See Notes to Financial Statements.

84

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$320,700,180	$28,151,282	$—
Exchange Traded Fund	719,040	—	—
Preferred Stocks	219,440	151,574	—
Rights	—	145	2,845
Corporate Bonds	—	58,092,052	—
Asset-Backed Securities
Automobiles	—	7,086,069	999,890
Collateralized Loan Obligations	—	9,343,140	—
Consumer Loans	—	2,433,977	—
Credit Cards	—	4,232,108	—
Equipment	—	800,599	—
Home Equity Loans	—	247,532	—
Other	—	129,327	—
Residential Mortgage-Backed Securities	—	2,962,976	—
Student Loans	—	101,075	—
Commercial Mortgage-Backed Securities	—	30,460,297	—
Municipal Bonds	—	2,627,827	—
Residential Mortgage-Backed Securities	—	8,629,817	309,740
U.S. Government Agency Obligations	—	54,489,223	—
U.S. Treasury Obligations	—	20,702,724	—
Foreign Government Bonds	—	5,800,131	—
Affiliated Mutual Funds	29,292,083	—	—
Options Purchased	17,523	4,742	—
Options Written	(12,265)	(498)	—
Other Financial Instruments*
Futures Contracts	(111,251)	—	—

See Notes to Financial Statements.

Prudential Balanced Fund	85

Schedule of Investments (continued)

as of September 30, 2017

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(4,640)	$—
Centrally Cleared Interest Rate Swap Agreements	—	(36,882)	—

Total	$350,824,750	$236,404,597	$1,312,475

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	9.5%
Banks	7.3
Commercial Mortgage-Backed Securities	5.3
Affiliated Mutual Funds (including 0.2% of collateral for securities on loan)	5.1
U.S. Treasury Obligations	3.7
Software	3.4
Oil, Gas & Consumable Fuels	3.1
Internet Software & Services	3.0
Pharmaceuticals	2.9
Semiconductors & Semiconductor Equipment	2.4
Biotechnology	2.4
Automobiles	2.2
Technology Hardware, Storage & Peripherals	2.2
Residential Mortgage-Backed Securities	2.1
Health Care Equipment & Supplies	2.1
Insurance	2.0
IT Services	2.0
Health Care Providers & Services	1.9
Media	1.7
Collateralized Loan Obligations	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Machinery	1.6
Diversified Telecommunication Services	1.5
Beverages	1.5
Hotels, Restaurants & Leisure	1.4
Chemicals	1.4
Aerospace & Defense	1.4
Capital Markets	1.4
Food & Staples Retailing	1.2
Electric	1.1%
Internet & Direct Marketing Retail	1.1
Foreign Government Bonds	1.0
Specialty Retail	0.9
Industrial Conglomerates	0.8
Electric Utilities	0.8
Credit Cards	0.8
Road & Rail	0.7
Diversified Financial Services	0.7
Food Products	0.7
Oil & Gas	0.7
Metals & Mining	0.7
Tobacco	0.6
Household Products	0.5
Consumer Finance	0.5
Household Durables	0.5
Textiles, Apparel & Luxury Goods	0.5
Electrical Equipment	0.5
Municipal Bonds	0.5
Air Freight & Logistics	0.5
Consumer Loans	0.4
Gas Utilities	0.4
Independent Power & Renewable Electricity Producers	0.4
Real Estate Management & Development	0.4
Auto Components	0.4
Multi-Utilities	0.4
Auto Manufacturers	0.4
Healthcare-Products	0.4
Communications Equipment	0.4

See Notes to Financial Statements.

86

Industry Classification (cont’d.)

Containers & Packaging	0.3%
Trading Companies & Distributors	0.3
Computers	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Commercial Services	0.3
Healthcare-Services	0.3
Telecommunications	0.2
Pipelines	0.2
Retail	0.2
Lodging	0.2
Construction Materials	0.2
Construction & Engineering	0.2
Agriculture	0.2
Distributors	0.2
Commercial Services & Supplies	0.2
Equipment	0.2
Airlines	0.1
Building Products	0.1
Multi-National	0.1
Exchange Traded Fund	0.1
Gas	0.1
Mining	0.1
Packaging & Containers	0.1
Wireless Telecommunication Services	0.1
Transportation	0.1
Thrifts & Mortgage Finance	0.1
Household Products/Wares	0.1
Health Care Technology	0.1
Personal Products	0.1
Semiconductors	0.1
Professional Services	0.1%
Energy Equipment & Services	0.1
Forest Products & Paper	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Miscellaneous Manufacturing	0.1
Food	0.1
Diversified Consumer Services	0.1
Life Sciences Tools & Services	0.1
Oil & Gas Services	0.1
Paper & Forest Products	0.1
Building Materials	0.1
Home Equity Loans	0.1
Engineering & Construction	0.0	*
Water Utilities	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Transportation Infrastructure	0.0	*
Machinery-Diversified	0.0	*
Home Builders	0.0	*
Other	0.0	*
Leisure Products	0.0	*
Housewares	0.0	*
Student Loans	0.0	*
Marine	0.0	*
Options Purchased	0.0	*
Real Estate	0.0	*

	103.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Balanced Fund	87

Schedule of Investments (continued)

as of September 30, 2017

Fair values of derivative instruments as of September 30, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unaffiliated investments	$4,742		Options written outstanding, at value	$498
Equity contracts	Due from/to broker—variation margin futures	46,694	*	Due from/to broker—variation margin futures	508	*
Equity contracts	Unaffiliated investments	2,990		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,640
Interest rate contracts	Due from/to broker—variation margin futures	225,345	*	Due from/to broker—variation margin futures	382,782	*
Interest rate contracts	Due from/to broker—variation margin swaps	116,758	*	Due from/to broker—variation margin swaps	153,640	*
Interest rate contracts	Unaffiliated investments	17,523		Options written outstanding, at value	12,265

Total		$414,052			$554,333

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Forward Rate Agreements	Swaps	Total
Equity contracts	$868	$—	$—	$392,525	$—	$—	$—	$393,393
Foreign exchange contracts	—	—	—	—	(7,872)	—	—	(7,872)
Interest rate contracts	—	(30,101)	60,347	(535,790)	—	7,260	(61,632)	(559,916)

Total	$868	$(30,101)	$60,347	$(143,265)	$(7,872)	$7,260	$(61,632)	$(174,395)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

See Notes to Financial Statements.

88

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$3,242	$202	$—	$—	$—	$3,444
Equity contracts	1,990	—	—	27,356	—	—	29,346
Foreign exchange contracts	—	—	—	—	(4,640)	—	(4,640)
Interest rate contracts	—	(78,339)	34,396	(162,184)	—	694,126	487,999

Total	$1,990	$(75,097)	$34,598	$(134,828)	$(4,640)	$694,126	$516,149

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended September 30, 2017, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Sold(4)	Interest Rate Swap Agreements(3)	Total Return Swap Agreeements(3)
$34,624	$1,888,800	$60,175,758	$7,562,836	$164,630	$62,726,122	$240,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount in USD.
(4)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

Prudential Balanced Fund	89

Schedule of Investments (continued)

as of September 30, 2017

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$1,022,163	$(1,022,163)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
BNP Paribas	$4,742	$(498)	$4,244	$—	$4,244
Citigroup Global Markets	—	(4,640)	(4,640)	—	(4,640)

	$4,742	$(5,138)	$(396)	$—	$(396)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

90

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Statement of Assets & Liabilities

as of September 30, 2017

Assets
Investments at value, including securities on loan of $1,022,163:
Unaffiliated investments (cost $477,939,567)	$559,415,275
Affiliated investments (cost $30,089,062)	29,292,083
Cash	8,685
Foreign currency, at value (cost $538,622)	564,369
Receivable for investments sold	18,677,415
Dividends receivable	1,528,505
Receivable for Series shares sold	564,231
Tax reclaim receivable	63,864
Due from broker-variation margin swaps	28,005
Due from broker-variation margin futures	8,155
Prepaid expenses	5,459

Total Assets	610,156,046

Liabilities
Payable for investments purchased	37,745,695
Payable to broker for collateral for securities on loan	1,031,582
Payable for Series shares reacquired	575,321
Management fee payable	292,215
Accrued expenses and other liabilities	197,240
Distribution fee payable	154,117
Affiliated transfer agent fee payable	63,490
Options written outstanding, at value (premiums received $47,361)	12,763
Due to broker-variation margin futures	8,899
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,640

Total Liabilities	40,085,962

Net Assets	$570,070,084

Net assets were comprised of:
Common stock, at par	$35,697
Paid-in capital in excess of par	469,190,526

469,226,223
Undistributed net investment income	418,511
Accumulated net realized gain on investment and foreign currency transactions	19,843,340
Net unrealized appreciation on investments and foreign currencies	80,582,010

Net assets, September 30, 2017	$570,070,084

See Notes to Financial Statements.

92

Class A
Net asset value and redemption price per share ($343,549,614 ÷ 21,566,733 shares of common stock issued and outstanding)	$15.93
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.86

Class B
Net asset value, offering price and redemption price per share
($11,039,641 ÷ 688,935 shares of common stock issued and outstanding)	$16.02

Class C
Net asset value, offering price and redemption price per share
($74,526,805 ÷ 4,651,725 shares of common stock issued and outstanding)	$16.02

Class R
Net asset value, offering price and redemption price per share
($1,457,373 ÷ 91,421 shares of common stock issued and outstanding)	$15.94

Class Z
Net asset value, offering price and redemption price per share
($139,496,651 ÷ 8,698,507 shares of common stock issued and outstanding)	$16.04

See Notes to Financial Statements.

Prudential Balanced Fund	93

Statement of Operations

Year Ended September 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $75,863)	$6,373,917
Interest income (net of foreign withholding taxes of $629)	5,161,710
Affiliated dividend income	596,536
Income from securities lending, net (including affiliated income of $2,090)	4,082

Total income	12,136,245

Expenses
Management fee	3,443,296
Distribution fee—Class A	996,246
Distribution fee—Class B	116,234
Distribution fee—Class C	665,327
Distribution fee—Class R	7,102
Transfer agent’s fees and expenses (including affiliated expense of $308,400)	713,000
Custodian and accounting fees	253,000
Registration fees	90,000
Shareholders’ reports	49,000
Audit fee	47,000
Legal fees and expenses	24,000
Directors’ fees	16,000
Miscellaneous	147,028

Total expenses	6,567,233
Less: Management fee waiver and/or expense reimbursement	(105,949)
Distribution fee waiver—Class R	(2,367)

Net expenses	6,458,917

Net investment income (loss)	5,677,328

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(49,275))	23,296,855
Futures transactions	(143,265)
Forward rate agreements transactions	7,260
Options written transactions	60,347
Swap agreements transactions	(61,632)
Foreign currency transactions	(9,782)

23,149,783

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $71,025)	26,200,619
Futures	(134,828)
Options written	34,598
Swap agreements	694,126
Foreign currencies	(2,843)

26,791,672

Net gain (loss) on investment and foreign currency transactions	49,941,455

Net Increase (Decrease) In Net Assets Resulting From Operations	$55,618,783

See Notes to Financial Statements.

94

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,677,328	$5,325,433
Net realized gain (loss) on investment and foreign currency transactions	23,149,783	17,081,808
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,791,672	20,451,054

Net increase (decrease) in net assets resulting from operations	55,618,783	42,858,295

Dividends and Distributions
Dividends from net investment income
Class A	(3,839,217)	(3,794,687)
Class B	(52,670)	(66,546)
Class C	(305,032)	(236,538)
Class R	(9,532)	(7,469)
Class Z	(1,731,154)	(1,225,508)

	(5,937,605)	(5,330,748)

Distributions from net realized gains
Class A	(10,385,532)	(18,480,268)
Class B	(370,499)	(767,266)
Class C	(1,928,302)	(2,084,563)
Class R	(23,286)	(37,139)
Class Z	(3,104,100)	(4,391,118)

	(15,811,719)	(25,760,354)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	125,968,668	125,046,377
Net asset value of shares issued in reinvestment of dividends and distributions	20,632,637	29,964,594
Cost of shares reacquired	(97,656,581)	(81,515,423)

Net increase (decrease) in net assets from Series share transactions	48,944,724	73,495,548

Total increase (decrease)	82,814,183	85,262,741

Net Assets:
Beginning of year	487,255,901	401,993,160

End of year (a)	$570,070,084	$487,255,901

(a) Includes undistributed net investment income of:	$418,511	$317,077

See Notes to Financial Statements.

Prudential Balanced Fund	95

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Balanced Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund which are diversified funds and Prudential Conservative Allocation Fund, Prudential Growth Allocation Fund and Prudential Moderate Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Balanced Fund (the “Series”).

The investment objective of the Series is to seek income and long-term growth of capital.

1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

96

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the

Prudential Balanced Fund	97

Notes to Financial Statements (continued)

instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered

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most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Series purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Series. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Series could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing

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Notes to Financial Statements (continued)

foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options: The Series purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

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The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or value of equities. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates,

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Notes to Financial Statements (continued)

applied to a notional principal amount on a fixed future date. The Series entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Series may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Series is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Series entered into total return swaps to manage its exposure to a security or an index. The Series’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Series’ favor, from the point of entering into the contract.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting

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arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Series, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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Notes to Financial Statements (continued)

As of September 30, 2017, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls: The Series entered into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the

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future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Series invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than class specific expenses and waivers, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from

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Notes to Financial Statements (continued)

generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PGIM Investments has entered into a subadvisory agreement with each of PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit, and Quantitative Management Associates LLC (“QMA”). Each subadvisory agreement provides that PGIM, Inc. and QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, PGIM, Inc. and QMA are obligated to keep certain books and records of the Series. PGIM Investments pays for the services of PGIM, Inc. and QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .65% of the Series’ average daily net assets up to $1 billion and .60% of the Series’ average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .65% for the year ended September 30, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .63%.

PGIM Investments entered into a contractual agreement that waives management fees in an amount up to .02% of the Series’ average daily net assets through January 31, 2019, to the extent that the Series’ net annual operating expenses (exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses) exceed .86% of the Series’ average daily net assets on an annualized basis. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or services fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2019 to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Series that it has received $723,770 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2017 it received $7,075, $9,857 and $16,792 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2017 no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of the

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Notes to Financial Statements (continued)

Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Series may also invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2017, PGIM, Inc. was compensated $1,066 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Funds and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended September 30, 2017, were $875,221,906 and $850,215,830, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2017, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $361,711 primarily due to reclassification of net foreign currency losses, paydown gain (loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change

For the year ended September 30, 2017, the tax character of dividends paid by the Series were $10,165,921 of ordinary income and $11,583,403 of long-term capital gains. For the year ended September 30, 2016, the tax character of dividends paid by the Series were $9,441,360 of ordinary income and $21,649,742 of long-term capital gains

As of September 30, 2017, the accumulated undistributed earnings on a tax basis were $7,989,359 of ordinary income and $13,939,936 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

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The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$509,627,256	$88,384,360	$(9,469,794)	$78,914,566

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.625 billion shares of common stock at $.001 par value per shares. There are 923 million shares authorized for the Series, divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class Q and Class T common stock, each of which consists of 125 million, 3 million, 25 million, 125 million, 280 million, 290 million and 75 million authorized shares, respectively. The Series currently does not have any Class Q and Class T shares outstanding.

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Notes to Financial Statements (continued)

At reporting period end, two shareholders of record held 25% of the Series’ outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	2,514,509	$37,992,401
Shares issued in reinvestment of dividends and distributions	937,107	13,911,744
Shares reacquired	(3,058,535)	(46,399,474)

Net increase (decrease) in shares outstanding before conversion	393,081	5,504,671
Shares issued upon conversion from other share class(es)	152,354	2,334,216
Shares reacquired upon conversion into other share class(es)	(618,239)	(9,279,826)

Net increase (decrease) in shares outstanding	(72,804)	$(1,440,939)

Year ended September 30, 2016:
Shares sold	3,468,301	$50,310,122
Shares issued in reinvestment of dividends and distributions	1,523,532	21,756,168
Shares reacquired	(3,482,634)	(50,579,177)

Net increase (decrease) in shares outstanding before conversion	1,509,199	21,487,113
Shares issued upon conversion from other share class(es)	114,913	1,654,398
Shares reacquired upon conversion into other share class(es)	(126,929)	(1,877,127)

Net increase (decrease) in shares outstanding	1,497,183	$21,264,384

Class B
Year ended September 30, 2017:
Shares sold	80,892	$1,226,822
Shares issued in reinvestment of dividends and distributions	27,001	401,662
Shares reacquired	(118,638)	(1,802,332)

Net increase (decrease) in shares outstanding before conversion	(10,745)	(173,848)
Shares reacquired upon conversion into other share class(es)	(102,859)	(1,589,127)

Net increase (decrease) in shares outstanding	(113,604)	$(1,762,975)

Year ended September 30, 2016:
Shares sold	143,902	$2,079,658
Shares issued in reinvestment of dividends and distributions	56,628	812,446
Shares reacquired	(122,956)	(1,790,378)

Net increase (decrease) in shares outstanding before conversion	77,574	1,101,726
Shares reacquired upon conversion into other share class(es)	(114,219)	(1,654,398)

Net increase (decrease) in shares outstanding	(36,645)	$(552,672)

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Class C	Shares	Amount
Year ended September 30, 2017:
Shares sold	1,841,293	$28,019,593
Shares issued in reinvestment of dividends and distributions	136,892	2,036,756
Shares reacquired	(887,964)	(13,559,270)

Net increase (decrease) in shares outstanding before conversion	1,090,221	16,497,079
Shares reacquired upon conversion into other share class(es)	(249,204)	(3,810,107)

Net increase (decrease) in shares outstanding	841,017	$12,686,972

Year ended September 30, 2016:
Shares sold	2,204,602	$32,132,718
Shares issued in reinvestment of dividends and distributions	149,909	2,152,256
Shares reacquired	(558,325)	(8,123,556)

Net increase (decrease) in shares outstanding before conversion	1,796,186	26,161,418
Shares reacquired upon conversion into other share class(es)	(26,443)	(391,863)

Net increase (decrease) in shares outstanding	1,769,743	$25,769,555

Class R
Year ended September 30, 2017:
Shares sold	49,000	$754,000
Shares issued in reinvestment of dividends and distributions	1,309	19,489
Shares reacquired*	(7,075)	(106,903)

Net increase (decrease) in shares outstanding	43,234	$666,586

Year ended September 30, 2016:
Shares sold	38,700	$541,659
Shares issued in reinvestment of dividends and distributions	1,780	25,439
Shares reacquired	(29,969)	(432,733)

Net increase (decrease) in shares outstanding	10,511	$134,365

Class Z
Year ended September 30, 2017:
Shares sold	3,809,479	$57,975,852
Shares issued in reinvestment of dividends and distributions	284,391	4,262,986
Shares reacquired	(2,344,631)	(35,788,602)

Net increase (decrease) in shares outstanding before conversion	1,749,239	26,450,236
Shares issued upon conversion from other share class(es)	817,647	12,394,597
Shares reacquired upon conversion into other share class(es)	(3,199)	(49,753)

Net increase (decrease) in shares outstanding	2,563,687	$38,795,080

Year ended September 30, 2016:
Shares sold	2,732,743	$39,982,220
Shares issued in reinvestment of dividends and distributions	362,959	5,218,285
Shares reacquired	(1,418,253)	(20,589,579)

Net increase (decrease) in shares outstanding before conversion	1,677,449	24,610,926
Shares issued upon conversion from other shares class(es)	152,526	2,268,990

Net increase (decrease) in shares outstanding	1,829,975	$26,879,916

*	Includes affiliated redemption of 324 shares with a value of $5,058 for Class R shares.

Prudential Balanced Fund	111

Notes to Financial Statements (continued)

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the reporting period ended September 30, 2017.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the SEC adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain

112

census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

9. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective October 1, 2017.

Prudential Balanced Fund	113

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.99	$14.67	$16.45	$14.70	$13.37
Income (loss) from investment operations:
Net investment income (loss)	.17	.18	.18	.20	.21
Net realized and unrealized gain (loss) on investment transactions	1.43	1.25	(.09)	1.76	1.34
Total from investment operations	1.60	1.43	.09	1.96	1.55
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.19)	(.33)	(.21)	(.22)
Distributions from net realized gains	(.48)	(.92)	(1.54)	-	-
Total dividends and distributions	(.66)	(1.11)	(1.87)	(.21)	(.22)
Net asset value, end of year	$15.93	$14.99	$14.67	$16.45	$14.70
Total Return(b):	10.99%	10.15%	.17%	13.43%	11.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$343,550	$324,422	$295,456	$303,153	$281,499
Average net assets (000)	$332,088	$308,458	$309,664	$295,552	$273,250
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.18%	1.23%	1.23%	1.22%	1.22%
Expenses before waivers and/or expense reimbursement	1.20%	1.25%	1.25%	1.24%	1.24%
Net investment income (loss)	1.11%	1.23%	1.16%	1.27%	1.50%
Portfolio turnover rate(d)	180%	230%	216%	215%	234%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

114

Class B Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.08	$14.75	$16.45	$14.71	$13.38
Income (loss) from investment operations:
Net investment income (loss)	.06	.08	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	1.43	1.25	(.09)	1.75	1.35
Total from investment operations	1.49	1.33	(.02)	1.84	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.08)	(.14)	(.10)	(.13)
Distributions from net realized gains	(.48)	(.92)	(1.54)	-	-
Total dividends and distributions	(.55)	(1.00)	(1.68)	(.10)	(.13)
Net asset value, end of year	$16.02	$15.08	$14.75	$16.45	$14.71
Total Return(b):	10.16%	9.41%	(.49)%	12.60%	11.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,040	$12,101	$12,376	$14,899	$13,222
Average net assets (000)	$11,624	$12,405	$14,068	$14,806	$11,466
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.88%	1.93%	1.93%	1.92%	1.92%
Expenses before waivers and/or expense reimbursement	1.90%	1.95%	1.95%	1.94%	1.94%
Net investment income (loss)	.41%	.54%	.46%	.57%	.80%
Portfolio turnover rate(d)	180%	230%	216%	215%	234%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	115

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.08	$14.74	$16.45	$14.71	$13.37
Income (loss) from investment operations:
Net investment income (loss)	.06	.08	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	1.43	1.26	(.10)	1.75	1.36
Total from investment operations	1.49	1.34	(.03)	1.84	1.47
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.08)	(.14)	(.10)	(.13)
Distributions from net realized gains	(.48)	(.92)	(1.54)	-	-
Total dividends and distributions	(.55)	(1.00)	(1.68)	(.10)	(.13)
Net asset value, end of year	$16.02	$15.08	$14.74	$16.45	$14.71
Total Return(b):	10.16%	9.49%	(.56)%	12.60%	11.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$74,527	$57,448	$30,093	$20,838	$15,926
Average net assets (000)	$66,532	$43,525	$26,353	$17,899	$12,912
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.88%	1.93%	1.93%	1.92%	1.92%
Expenses before waivers and/or expense reimbursement	1.90%	1.95%	1.95%	1.94%	1.94%
Net investment income (loss)	.41%	.53%	.47%	.58%	.79%
Portfolio turnover rate(d)	180%	230%	216%	215%	234%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

116

Class R Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.00	$14.68	$16.43	$14.69	$13.36
Income (loss) from investment operations:
Net investment income (loss)	.14	.15`	.15	.17	.18
Net realized and unrealized gain (loss) on investment transactions	1.43	1.25	(.09)	1.75	1.35
Total from investment operations	1.57	1.40	.06	1.92	1.53
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.16)	(.27)	(.18)	(.20)
Distributions from net realized gains	(.48)	(.92)	(1.54)	-	-
Total dividends and distributions	(.63)	(1.08)	(1.81)	(.18)	(.20)
Net asset value, end of year	$15.94	$15.00	$14.68	$16.43	$14.69
Total Return(b):	10.77%	9.93%	.02%	13.16%	11.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,457	$723	$553	$482	$305
Average net assets (000)	$947	$739	$528	$395	$273
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.38%	1.43%	1.43%	1.42%	1.42%
Expenses before waivers and/or expense reimbursement	1.65%	1.70%	1.70%	1.69%	1.69%
Net investment income (loss)	.92%	1.04%	.96%	1.08%	1.30%
Portfolio turnover rate(d)	180%	230%	216%	215%	234%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	117

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.09	$14.75	$16.57	$14.80	$13.46
Income (loss) from investment operations:
Net investment income (loss)	.22	.22	.23	.25	.25
Net realized and unrealized gain (loss) on investment transactions	1.43	1.27	(.10)	1.77	1.35
Total from investment operations	1.65	1.49	.13	2.02	1.60
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.23)	(.41)	(.25)	(.26)
Distributions from net realized gains	(.48)	(.92)	(1.54)	-	-
Total dividends and distributions	(.70)	(1.15)	(1.95)	(.25)	(.26)
Net asset value, end of year	$16.04	$15.09	$14.75	$16.57	$14.80
Total Return(b):	11.32%	10.57%	.41%	13.80%	12.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$139,497	$92,562	$63,516	$98,321	$85,068
Average net assets (000)	$118,555	$79,518	$59,423	$89,928	$70,535
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.88%	.93%	.93%	.92%	.92%
Expenses before waivers and/or expense reimbursement	.90%	.95%	.95%	.94%	.94%
Net investment income (loss)	1.41%	1.53%	1.45%	1.57%	1.76%
Portfolio turnover rate(d)	180%	230%	216%	215%	234%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

118

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Balanced Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2017

Prudential Balanced Fund	119

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2017, the Series reported the maximum amount allowed per share, but not less than $0.35 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2017, the Series reports the maximum amount allowable, but not less than the following percentages of the ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Prudential Balanced Fund	51.17%	44.53%	19.84%

In January 2018 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.32% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

120

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Balanced Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Balanced Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Balanced Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Balanced Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	Prudential Balanced Fund is a series of The Prudential Investment Portfolios, Inc.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Balanced Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA and PGIM. PGIM provides services to the Fund through its PGIM Fixed Income unit. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PGIM Fixed Income, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the QMA and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s and PGIM Fixed Income’s organizational

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structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA and PGIM Fixed Income. The Board noted that both QMA and PGIM Fixed Income are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadvisers are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management

Prudential Balanced Fund

Approval of Advisory Agreements (continued)

fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe), which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund

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in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to continue the existing arrangement whereby PGIM Investments waives up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.86% (exclusive of 12b-1 fees and certain other fees) through January 31, 2018 subsequently extended to January 31, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL BALANCED FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859

MF185E

PRUDENTIAL JENNISON EQUITY

OPPORTUNITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2017

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Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

•	Notwithstanding volatile news flow around US politics and international government tensions, equity market gains have been consistently positive throughout the fiscal year.

•

The market, as in the past, has moved higher because of rising earnings, stronger revenues, and confidence that this trend can continue given global synchronized economic growth along with low rates and subdued inflation.

•	Against this backdrop, the Fund produced strong performance in the fiscal year.

•	A better outlook for a fiscal spending stimulus, higher rates, better economic growth, and regulatory relief benefited several positions in the financials sector.

•	Although the health care and information technology sectors detracted in aggregate, individual detractors were found across several different sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential Jennison Equity Opportunity Fund

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period ended September 30, 2017.

Significant events during the reporting period included a new President, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Opportunity Fund

November 16, 2017

Prudential Jennison Equity Opportunity Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	11.27	11.43	6.16	—
Class B	11.91	11.78	6.02	—
Class C	15.91	11.91	6.02	—
Class Q	18.26	N/A	N/A	7.59 (11/25/14)
Class R	17.56	12.48	6.54	—
Class Z	18.11	13.04	7.09	—
S&P 500 Index	18.59	14.21	7.43	—
Lipper Customized Blend Funds Average*	17.02	12.70	5.98	—
Lipper Multi-Cap Core Funds Average*	17.08	12.81	6.20	—

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	17.74	12.70	6.76	—
Class B	16.91	11.91	6.02	—
Class C	16.91	11.91	6.02	—
Class Q	18.26	N/A	N/A	7.59 (11/25/14)
Class R	17.56	12.48	6.54	—
Class Z	18.11	13.04	7.09	—
S&P 500 Index	18.59	14.21	7.43	—
Lipper Customized Blend Funds Average*	17.02	12.70	5.98	—
Lipper Multi-Cap Core Funds Average*	17.08	12.81	6.20	—

*The Lipper Customized Blend Funds Average is a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages. The Lipper Customized Blend Funds Average was utilized because the Fund’s Manager believes that a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages provides a more appropriate basis for Fund performance comparisons, although Lipper classifies the Fund in its Multi-Cap Core Funds universe.

Inception returns are provided for any share class with less than 10 fiscal years of returns.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Jennison Equity Opportunity Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class Q	Class R**	Class Z**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1%	1%	None	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 9.50%.

Lipper Customized Blend Funds Average—The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Core Funds Averages. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 7.02%.

Lipper Multi-Cap Core Funds Average—The Lipper Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Core Funds universe for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations of the

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middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. The average annual total return for the Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 7.17%.

Lipper Multi-Cap Value Funds Average—The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds universe for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The average annual total return for the Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 9/30/17 is 6.71%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 9/30/17 (%)
Hyatt Hotels Corp., Hotels, Restaurants & Leisure	2.1
MetLife, Inc., Insurance	2.0
Microsoft Corp., Software	2.0
Cigna Corp., Health Care Providers & Services	2.0
JPMorgan Chase & Co., Banks	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/17 (%)
Hotels, Restaurants & Leisure	9.0
Software	8.4
Banks	8.1
Media	6.3
Oil, Gas & Consumable Fuels	6.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Opportunity Fund	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunities Fund’s Class A shares rose 17.74%, without sales charges, in the 12 months ended September 30, 2017. In the same period, the S&P 500 Index (the Index) advanced 18.59% and the Lipper Customized Blend Funds Average climbed 17.02%.

What was the market environment?

•	Notwithstanding volatile news flow around US politics and international government tensions, equity market gains were consistently positive throughout the fiscal year.

•

The market, as in the past, moved higher because of rising earnings, stronger revenues, and confidence that this trend could continue given global synchronized economic growth along with low rates and subdued inflation.

•

The positive outlook for corporate profits reflected stable demand patterns with little near-term inflationary pressures. Potential regulatory relief contributed to improved manufacturing confidence, and low unemployment bolstered consumer confidence. However, the nature, timing, scope, and ease of future policy change remained uncertain.

•	In the S&P 500 Index, the financials, industrials, information technology, and materials sectors posted the largest returns. Telecommunications services lost ground and energy was mostly flat.

What worked?

•	A better outlook for a fiscal spending stimulus, higher rates, better economic growth, and regulatory relief benefited financials positions, most notably Bank of America and Goldman Sachs.

•

Bank of America’s valuation is extremely attractive in Jennison’s view as it trades at a discount to book value. Market expectations are low for both future revenue growth and its ability to continue to drive efficiencies and higher returns on equity through their multi-year turnaround effort. It continues to show that it can meet expectations in a difficult rate environment, reflecting that it has multiple tools for productivity and efficiency to lever into earnings growth.

•

Jennison believes Goldman Sachs’s strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion. It has proven to be one of the best managed capital markets players.

•

CoreCivic, formerly the Corrections Corporation of America, is a company that owns and manages private prisons and detention centers. As the Fund’s only real estate position, it ended 2016 with a very positive outlook. More recently, the Department of Justice rescinded the previous Obama Administration directive to potentially ban the use of

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private prisons by the Federal Bureau of Prisons. On top of that, reports continue to surface that point to materially rising demand for private prison beds from other federal agencies (principally the Department of Homeland Security Immigration and Customs Enforcement division) implying future cash flow estimates could be materially too low. This view was corroborated by the recently published Trump Administration’s 2018 budget, which appears to anticipate rising funding requirements for ICE. Jennison continues to think the stock has risk/reward above 2:1 though Jennison has been trimming the position on strength.

•

Shares of Live Nation Entertainment were up because of consistently strong earnings. The company also recently raised guidance in its ticketing, sponsorship, and advertising segments for the year. With Live Nation’s vertical integration of promotions, ticketing, sponsorship, and artist management, Jennison believes the company continues to execute on its plans and is well positioned to benefit from strong long-term momentum.

What didn’t work?

•

Although the health care and information technology sectors detracted in aggregate, individual detractors were found across several different sectors. In health care, Alexion Pharmaceuticals and Shire drove underperformance.

•

Alexion announced the resignations of its chief financial officer, chief commercial officer, and the heads of its research and development and human resources departments, the second management shakeup in less than six months. This followed a previous announcement that Brazilian authorities are investigating whether Alexion, with help from a local patient association, subsidized lawsuits for patients to gain access to the company’s lead drug Soliris, which treats two rare, genetic, and potentially life-threatening blood disorders, through the national health system. Jennison eliminated the position, as Jennison believes these events, primarily the CFO resignation, are game changers regarding investment decisions.

•

Specialty pharmaceutical company Shire has product franchises in neuroscience, gastrointestinal, and rare diseases. Second-quarter revenue was slightly below estimates. Weakness may have been related to the possibility of increased competition for its hemophilia drugs and the proposed divestiture of its neuroscience business, a move that creates uncertainty about the company’s strategy.

•

Shares of Frontier Communications suffered due to the cautious market sentiment following two difficult quarters integrating the acquisition of Verizon’s wireline assets. While Jennison believes the acquisition of those assets will create value over the long term, it eliminated the position due to disappointing results for both legacy and Verizon assets.

Prudential Jennison Equity Opportunity Fund	11

Strategy and Performance Overview (continued)

•

Viacom is a global entertainment content company that connects with audiences through television programs, motion pictures, social media, and other entertainment content media. While the company posted solid fiscal results with ratings improvements on recent new original content, the stock saw downward pressure as management surprised investors with modestly lowered guidance for cable affiliate fee growth. Jennison continues to hold the stock, believing that cord cutting will remain under control and continue at current rates of decline (2-3% per year), the international business remains a bright opportunity for growth, and the improvements in the company’s advertising strategy and ratings will be incrementally positive going forward.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Goldman Sachs Group, Inc.	1.04	Frontier Communications Corp.	–0.51
Bank of America Corp.	1.00	Viacom, Inc.	–0.46
CoreCivic, Inc.	0.93	Shire PLC (ADR)	–0.34
Live Nation Entertainment, Inc.	0.80	Alexion Pharmaceuticals, Inc.	–0.30
MetLife, Inc.	0.78	Patterson-UTI Energy, Inc.	–0.28

Current outlook

•

At this point, Jennison thinks the market is discounting that very little will get done relative to legislation around deregulation or tax cuts, so any movement forward here would be incrementally positive. A continued push for less regulation has the highest probability of occurring, and will be especially positive for our portfolio holdings in energy, infrastructure, industrials, and financials. Additionally, business confidence and shareholders will most certainly benefit from proposed corporate tax cuts, repatriation rule changes, and incentives to increased capital spending in the US.

•

While Jennison is confident on the outlook for its portfolio positions, as always it is critical to separate between “the rising tide lifts all boats” companies versus the reality that success will now be driven by companies with tangible fundamentals along with catalysts for better earnings growth.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Jennison Equity Opportunity Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,033.70	1.08%	$5.51
	Hypothetical	$1,000.00	$1,019.65	1.08%	$5.47

Class B	Actual	$1,000.00	$1,030.10	1.78%	$9.06
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class C	Actual	$1,000.00	$1,030.10	1.78%	$9.06
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class Q	Actual	$1,000.00	$1,036.30	0.66%	$3.37
	Hypothetical	$1,000.00	$1,021.76	0.66%	$3.35

Class R	Actual	$1,000.00	$1,032.70	1.28%	$6.52
	Hypothetical	$1,000.00	$1,018.65	1.28%	$6.48

Class Z	Actual	$1,000.00	$1,035.30	0.79%	$4.03
	Hypothetical	$1,000.00	$1,021.11	0.79%	$4.00

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Aerospace & Defense 1.0%
United Technologies Corp.	35,959	$4,174,121

Banks 8.1%
Bank of America Corp.	278,175	7,048,954
BB&T Corp.	93,633	4,395,133
Citigroup, Inc.	92,767	6,747,872
JPMorgan Chase & Co.	87,383	8,345,950
PNC Financial Services Group, Inc. (The)	52,704	7,102,918

		33,640,827

Biotechnology 4.6%
AbbVie, Inc.	33,133	2,944,198
Biogen, Inc.*	15,227	4,767,878
BioMarin Pharmaceutical, Inc.*	67,525	6,284,552
Shire PLC, ADR	33,728	5,165,106

		19,161,734

Capital Markets 3.2%
Goldman Sachs Group, Inc. (The)	32,524	7,714,368
Morgan Stanley	117,425	5,656,362

		13,370,730

Chemicals 0.8%
Olin Corp.	101,320	3,470,210

Commercial Services & Supplies 1.2%
Mobile Mini, Inc.	144,497	4,977,922

Communications Equipment 2.0%
Infinera Corp.*(a)	435,621	3,863,958
Juniper Networks, Inc.	165,613	4,609,010

		8,472,968

Containers & Packaging 0.8%
Sealed Air Corp.	77,847	3,325,624

Diversified 0.7%
TPG Pace Holdings Corp.*	297,321	3,062,406

Diversified Consumer Services 1.8%
Houghton Mifflin Harcourt Co.*	390,549	4,706,116
Laureate Education, Inc., (Class A Stock)*	187,384	2,726,437

		7,432,553

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	15

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities 1.4%
PG&E Corp.	88,098	$5,998,593

Electrical Equipment 0.8%
Eaton Corp. PLC	42,735	3,281,621

Electronic Equipment, Instruments & Components 3.6%
Benchmark Electronics, Inc.*	137,216	4,685,926
FLIR Systems, Inc.	141,867	5,520,045
National Instruments Corp.	119,151	5,024,598

		15,230,569

Energy Equipment & Services 2.4%
Halliburton Co.	154,850	7,127,745
ProPetro Holding Corp.*(a)	197,826	2,838,803

		9,966,548

Equity Real Estate Investment Trusts (REITs) 1.3%
CoreCivic, Inc.	205,248	5,494,489

Food Products 2.6%
Conagra Brands, Inc.	104,658	3,531,161
Mondelez International, Inc., (Class A Stock)	176,200	7,164,292

		10,695,453

Health Care Providers & Services 2.0%
Cigna Corp.	44,863	8,386,689

Hotels, Restaurants & Leisure 9.0%
Carnival Corp.	57,773	3,730,402
Hyatt Hotels Corp., (Class A Stock)*	144,272	8,914,567
International Game Technology PLC	152,671	3,748,073
MGM Resorts International	247,153	8,054,716
Playa Hotels & Resorts N.V.*	490,360	5,114,455
SeaWorld Entertainment, Inc.(a)	256,521	3,332,208
Wendy’s Co. (The)	301,966	4,689,532

		37,583,953

Household Durables 1.4%
CalAtlantic Group, Inc.	153,944	5,638,969

Industrial Conglomerates 0.5%
General Electric Co.	94,099	2,275,314

See Notes to Financial Statements.

16

	Shares	Value
COMMON STOCKS (Continued)

Insurance 2.3%
Brighthouse Financial, Inc.*	14,908	$906,406
MetLife, Inc.	163,992	8,519,385

		9,425,791

Internet & Direct Marketing Retail 1.0%
Liberty Interactive Corp. QVC Group, (Class A Stock)*	181,761	4,284,107

Internet Software & Services 1.8%
Alphabet, Inc., (Class C Stock)*	8,039	7,710,285

IT Services 1.1%
CSRA, Inc.	144,574	4,665,403

Machinery 1.4%
Caterpillar, Inc.	18,314	2,283,939
Mueller Water Products, Inc., (Class A Stock)	266,509	3,411,315

		5,695,254

Media 6.3%
Comcast Corp., (Class A Stock)	141,111	5,429,951
Liberty Global PLC (United Kingdom), (Class C Stock)*	129,125	4,222,387
Live Nation Entertainment, Inc.*	126,015	5,487,953
Twenty-First Century Fox, Inc., (Class A Stock)	205,469	5,420,272
Viacom, Inc., (Class B Stock)	207,690	5,782,090

		26,342,653

Metals & Mining 3.2%
Rio Tinto PLC (United Kingdom), ADR(a)	123,566	5,831,079
United States Steel Corp.	158,970	4,079,170
Warrior Met Coal, Inc.	152,801	3,601,520

		13,511,769

Multiline Retail 0.7%
Target Corp.	48,677	2,872,430

Oil, Gas & Consumable Fuels 6.2%
Andeavor	32,680	3,370,942
Arch Coal, Inc., (Class A Stock)(a)	29,178	2,093,230
Concho Resources, Inc.*	25,999	3,424,588
Continental Resources, Inc.*	109,486	4,227,254
Noble Energy, Inc.	195,985	5,558,135
Royal Dutch Shell PLC (Netherlands), (Class A Stock), ADR	120,639	7,308,311

		25,982,460

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	17

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals 5.4%
Allergan PLC	27,211	$5,576,894
Bristol-Myers Squibb Co.	96,203	6,131,979
Merck & Co., Inc.	80,030	5,124,321
Pfizer, Inc.	159,537	5,695,471

		22,528,665

Road & Rail 2.8%
Schneider National, Inc., (Class B Stock)	237,932	6,019,680
Union Pacific Corp.	47,788	5,541,974

		11,561,654

Semiconductors & Semiconductor Equipment 1.7%
Cavium, Inc.*	42,282	2,788,075
Versum Materials, Inc.	116,118	4,507,701

		7,295,776

Software 8.4%
Fortinet, Inc.*	138,703	4,971,115
Guidewire Software, Inc.*	43,403	3,379,358
Microsoft Corp.	113,697	8,469,290
Oracle Corp.	140,087	6,773,206
PTC, Inc.*	92,847	5,225,429
Verint Systems, Inc.*	150,085	6,281,057

		35,099,455

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	49,283	7,595,496
BlackBerry Ltd. (Canada)*(a)	316,083	3,533,808
Diebold Nixdorf, Inc.(a)	250,438	5,722,508

		16,851,812

Textiles, Apparel & Luxury Goods 3.0%
Coach, Inc.	178,171	7,176,728
Lululemon Athletica, Inc.*	83,487	5,197,066

		12,373,794

Tobacco 0.2%
Turning Point Brands, Inc.*	42,310	719,270

Trading Companies & Distributors 1.1%
Univar, Inc.*	161,762	4,679,775

TOTAL LONG-TERM INVESTMENTS (cost $326,376,027)		417,241,646

See Notes to Financial Statements.

18

	Shares	Value

SHORT-TERM INVESTMENTS 5.7%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	3,912,584	$3,912,584
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $19,771,354; includes $19,752,095 of cash collateral for securities on loan)(b)(w)	19,769,793	19,771,770

TOTAL SHORT-TERM INVESTMENTS (cost $23,683,938)		23,684,354

TOTAL INVESTMENTS 105.5% (cost $350,059,965)		440,926,000
Liabilities in excess of other assets (5.5)%		(23,081,569)

NET ASSETS 100.0%		$417,844,431

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,272,184; cash collateral of $19,752,095 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	19

Schedule of Investments (continued)

as of September 30, 2017

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,174,121	$—	$—
Banks	33,640,827	—	—
Biotechnology	19,161,734	—	—
Capital Markets	13,370,730	—	—
Chemicals	3,470,210	—	—
Commercial Services & Supplies	4,977,922	—	—
Communications Equipment	8,472,968	—	—
Containers & Packaging	3,325,624	—	—
Diversified	3,062,406	—	—
Diversified Consumer Services	7,432,553	—	—
Electric Utilities	5,998,593	—	—
Electrical Equipment	3,281,621	—	—
Electronic Equipment, Instruments & Components	15,230,569	—	—
Energy Equipment & Services	9,966,548	—	—
Equity Real Estate Investment Trusts (REITs)	5,494,489	—	—
Food Products	10,695,453	—	—
Health Care Providers & Services	8,386,689	—	—
Hotels, Restaurants & Leisure	37,583,953	—	—
Household Durables	5,638,969	—	—
Industrial Conglomerates	2,275,314	—	—
Insurance	9,425,791	—	—
Internet & Direct Marketing Retail	4,284,107	—	—
Internet Software & Services	7,710,285	—	—
IT Services	4,665,403	—	—
Machinery	5,695,254	—	—
Media	26,342,653	—	—
Metals & Mining	13,511,769	—	—
Multiline Retail	2,872,430	—	—
Oil, Gas & Consumable Fuels	25,982,460	—	—
Pharmaceuticals	22,528,665	—	—
Road & Rail	11,561,654	—	—
Semiconductors & Semiconductor Equipment	7,295,776	—	—
Software	35,099,455	—	—
Technology Hardware, Storage & Peripherals	16,851,812	—	—
Textiles, Apparel & Luxury Goods	12,373,794	—	—
Tobacco	719,270	—	—
Trading Companies & Distributors	4,679,775	—	—
Affiliated Mutual Funds	23,684,354	—	—

Total	$440,926,000	$—	$—

See Notes to Financial Statements.

20

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Hotels, Restaurants & Leisure	9.0%
Software	8.4
Banks	8.1
Media	6.3
Oil, Gas & Consumable Fuels	6.2
Affiliated Mutual Funds (including 4.7% of collateral for securities on loan)	5.7
Pharmaceuticals	5.4
Biotechnology	4.6
Technology Hardware, Storage & Peripherals	4.0
Electronic Equipment, Instruments & Components	3.6
Metals & Mining	3.2
Capital Markets	3.2
Textiles, Apparel & Luxury Goods	3.0
Road & Rail	2.8
Food Products	2.6
Energy Equipment & Services	2.4
Insurance	2.3
Communications Equipment	2.0
Health Care Providers & Services	2.0
Internet Software & Services	1.8
Diversified Consumer Services	1.8
Semiconductors & Semiconductor Equipment	1.7%
Electric Utilities	1.4
Machinery	1.4
Household Durables	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Commercial Services & Supplies	1.2
Trading Companies & Distributors	1.1
IT Services	1.1
Internet & Direct Marketing Retail	1.0
Aerospace & Defense	1.0
Chemicals	0.8
Containers & Packaging	0.8
Electrical Equipment	0.8
Diversified	0.7
Multiline Retail	0.7
Industrial Conglomerates	0.5
Tobacco	0.2

105.5
Liabilities in excess of other assets	(5.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$19,272,184	$19,272,184	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	21

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Investments at value, including securities on loan of $19,272,184:
Unaffiliated investments (cost $326,376,027)	$417,241,646
Affiliated investments (cost $23,683,938)	23,684,354
Receivable for investments sold	1,249,395
Dividends and interest receivable	418,388
Tax reclaim receivable	261,985
Receivable for Series shares sold	230,910
Prepaid expenses	4,124

Total Assets	443,090,802

Liabilities
Payable to broker for collateral for securities on loan	19,752,095
Payable for investments purchased	4,543,045
Payable for Series shares reacquired	514,442
Management fee payable	199,974
Accrued expenses and other liabilities	116,145
Distribution fee payable	91,436
Affiliated transfer agent fee payable	29,234

Total Liabilities	25,246,371

Net Assets	$417,844,431

Net assets were comprised of:
Common stock, at par	$20,175
Paid-in capital in excess of par	281,782,686

281,802,861
Undistributed net investment income	1,700,121
Accumulated net realized gain on investment and foreign currency transactions	43,462,421
Net unrealized appreciation on investments and foreign currencies	90,879,028

Net assets, September 30, 2017	$417,844,431

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($229,042,616 ÷ 10,966,491 shares of common stock issued and outstanding)	$20.89
Maximum sales charge (5.50% of offering price)	1.22

Maximum offering price to public	$22.11

Class B
Net asset value, offering price and redemption price per share ($6,213,494 ÷ 355,374 shares of common stock issued and outstanding)	$17.48

Class C
Net asset value, offering price and redemption price per share ($35,288,727 ÷ 2,018,633 shares of common stock issued and outstanding)	$17.48

Class Q
Net asset value, offering price and redemption price per share ($17,438,234 ÷ 803,428 shares of common stock issued and outstanding)	$21.70

Class R
Net asset value, offering price and redemption price per share ($5,381,577 ÷ 288,887 shares of common stock issued and outstanding)	$18.63

Class Z
Net asset value, offering price and redemption price per share ($124,479,783 ÷ 5,741,881 shares of common stock issued and outstanding)	$21.68

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	23

Statement of Operations

as of September 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $19,480)	$6,002,437
Income from securities lending, net (including affiliated income of $14,088)	66,539
Affiliated dividend income	65,243

Total income	6,134,219

Expenses
Management fee	2,455,485
Distribution fee—Class A	693,218
Distribution fee—Class B	70,875
Distribution fee—Class C	374,955
Distribution fee—Class R	43,943
Transfer agent’s fees and expenses (including affiliated expense of $154,200)	488,000
Registration fees	97,000
Custodian and accounting fees	76,000
Shareholders’ reports	40,000
Audit fee	26,000
Legal fees and expenses	24,000
Directors’ fees	15,000
Miscellaneous	19,255

Total expenses	4,423,731
Less: Distribution fee waiver-Class R	(14,648)

Net expenses	4,409,083

Net investment income (loss)	1,725,136

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $197)	45,187,217
Foreign currency transactions	(3,287)

45,183,930

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $416)	20,180,756
Foreign currencies	15,983

20,196,739

Net gain (loss) on investment and foreign currency transactions	65,380,669

Net Increase (Decrease) In Net Assets Resulting From Operations	$67,105,805

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,725,136	$3,424,070
Net realized gain (loss) on investment and foreign currency transactions	45,183,930	27,616,170
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,196,739	16,849,331

Net increase (decrease) in net assets resulting from operations	67,105,805	47,889,571

Dividends and Distributions
Dividends from net investment income
Class A	(1,787,242)	(1,680,661)
Class B	(24,068)	(10,680)
Class C	(125,231)	(51,323)
Class Q	(178,312)	(185,424)
Class R	(42,479)	(36,396)
Class Z	(1,049,595)	(1,456,860)

	(3,206,927)	(3,421,344)

Distributions from net realized gains and capital gain distributions received
Class A	(15,484,653)	(17,212,514)
Class B	(570,058)	(715,935)
Class C	(2,966,179)	(3,440,456)
Class Q	(1,047,774)	(1,111,625)
Class R	(442,240)	(478,768)
Class Z	(6,756,621)	(10,236,582)

	(27,267,525)	(33,195,880)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	46,678,814	39,380,782
Net asset value of shares issued in reinvestment of dividends and distributions	29,444,765	32,791,490
Cost of shares reacquired	(91,668,331)	(154,404,240)

Net increase (decrease) in net assets from Series share transactions	(15,544,752)	(82,231,968)

Total increase (decrease)	21,086,601	(70,959,621)

Net Assets:
Beginning of year	396,757,830	467,717,451

End of year(a)	$417,844,431	$396,757,830

(a) Includes undistributed net investment income of:	$1,700,121	$3,185,199

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six series: Prudential Balanced Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last

26

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or

Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements (continued)

contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent

28

amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Series invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

30

2. Agreements

The Company, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .60% of the average daily net assets of the Series up to $300 million and .575% of the average daily net assets of the Series over $300 million. The effective management fee rate was .59% of the average daily net assets of the Series for the year ended September 30, 2017.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2019 to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Series that it has received $159,132 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2017 it received $169, $4,682 and $3,867 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2017 no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2017, PGIM, Inc. was compensated $11,546 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended September 30, 2017, were $199,745,927 and $240,729,199, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2017, the adjustments were to decrease undistributed

32

net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $3,287 primarily due to the reclassification of net foreign currency losses. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2017, the tax character of dividends paid by the Series were $3,206,927 of ordinary income and $27,267,525 of long-term capital gains. For the year ended September 30, 2016, the tax character of dividends paid were $3,661,441 of ordinary income and $32,955,783 of long-term capital gains.

As of September 30, 2017, the accumulated undistributed earnings on a tax basis were $11,440,696 of ordinary income and $34,553,886 of long-term capital gain. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$350,892,005	$103,772,661	$(13,725,673)	$90,046,988

The difference between book and tax basis was primarily due to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Series offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who

Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements (continued)

qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The company is authorized to issue 6.625 billion shares of common stock at $.001 par value per shares. There are 1.02 billion shares authorized for the Series equally divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z and Class T common stock, each of which consists of 100 million, 2 million, 25 million, 320 million, 200 million, 325 million and 50 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

At reporting period end, three shareholders of record held 45% of the Series’ outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	721,253	$14,428,089
Shares issued in reinvestment of dividends and distributions	865,729	16,795,140
Shares reacquired	(2,105,817)	(42,105,703)

Net increase (decrease) in shares outstanding before conversion	(518,835)	(10,882,474)
Shares issued upon conversion from other share class(es)	112,309	2,283,260
Shares reacquired upon conversion into other share class(es)	(497,651)	(9,998,223)

Net increase (decrease) in shares outstanding	(904,177)	$(18,597,437)

Year ended September 30, 2016:
Shares sold	609,270	$11,129,216
Shares issued in reinvestment of dividends and distributions	1,026,262	17,959,570
Shares reacquired	(2,905,661)	(52,216,017)

Net increase (decrease) in shares outstanding before conversion	(1,270,129)	(23,127,231)
Shares issued upon conversion from other share class(es)	91,060	1,672,182
Shares reacquired upon conversion into other share class(es)	(239,303)	(4,108,793)

Net increase (decrease) in shares outstanding	(1,418,372)	$(25,563,842)

34

Class B	Shares	Amount
Year ended September 30, 2017:
Shares sold	23,066	$388,054
Shares issued in reinvestment of dividends and distributions	35,274	576,029
Shares reacquired	(69,462)	(1,164,819)

Net increase (decrease) in shares outstanding before conversion	(11,122)	(200,736)
Shares reacquired upon conversion into other share class(es)	(90,937)	(1,557,244)

Net increase (decrease) in shares outstanding	(102,059)	$(1,757,980)

Year ended September 30, 2016:
Shares sold	27,154	$424,238
Shares issued in reinvestment of dividends and distributions	47,237	706,198
Shares reacquired	(105,188)	(1,593,983)

Net increase (decrease) in shares outstanding before conversion	(30,797)	(463,547)
Shares reacquired upon conversion into other share class(es)	(77,763)	(1,212,274)

Net increase (decrease) in shares outstanding	(108,560)	$(1,675,821)

Class C
Year ended September 30, 2017:
Shares sold	200,709	$3,392,531
Shares issued in reinvestment of dividends and distributions	178,318	2,911,925
Shares reacquired	(535,046)	(9,017,836)

Net increase (decrease) in shares outstanding before conversion	(156,019)	(2,713,380)
Shares reacquired upon conversion into other share class(es)	(118,093)	(1,999,010)

Net increase (decrease) in shares outstanding	(274,112)	$(4,712,390)

Year ended September 30, 2016:
Shares sold	153,837	$2,387,491
Shares issued in reinvestment of dividends and distributions	216,723	3,240,010
Shares reacquired	(697,590)	(10,839,472)

Net increase (decrease) in shares outstanding before conversion	(327,030)	(5,211,971)
Shares reacquired upon conversion into other share class(es)	(63,434)	(952,667)

Net increase (decrease) in shares outstanding	(390,464)	$(6,164,638)

Class Q
Year ended September 30, 2017:
Shares sold	78,233	$1,646,237
Shares issued in reinvestment of dividends and distributions	60,999	1,226,086
Shares reacquired	(187,659)	(3,917,024)

Net increase (decrease) in shares outstanding before conversion	(48,427)	(1,044,701)
Shares issued upon conversion from other share class(es)	4,981	104,649

Net increase (decrease) in shares outstanding	(43,446)	$(940,052)

Year ended September 30, 2016:
Shares sold	49,588	$890,000
Shares issued in reinvestment of dividends and distributions	71,779	1,297,049
Shares reacquired*	(144,856)	(2,799,886)

Net increase (decrease) in shares outstanding	(23,489)	$(612,837)

Prudential Jennison Equity Opportunity Fund	35

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended September 30, 2017:
Shares sold	60,416	$1,069,583
Shares issued in reinvestment of dividends and distributions	19,144	331,771
Shares reacquired	(132,221)	(2,364,000)

Net increase (decrease) in shares outstanding before conversion	(52,661)	(962,646)
Shares reacquired upon conversion into other share class(es)	(223)	(3,951)

Net increase (decrease) in shares outstanding	(52,884)	$(966,597)

Year ended September 30, 2016:
Shares sold	108,052	$1,791,587
Shares issued in reinvestment of dividends and distributions	21,062	332,366
Shares reacquired	(170,977)	(2,900,861)

Net increase (decrease) in shares outstanding	(41,863)	$(776,908)

Class Z
Year ended September 30, 2017:
Shares sold	1,237,852	$25,754,320
Shares issued in reinvestment of dividends and distributions	378,488	7,603,814
Shares reacquired	(1,596,331)	(33,098,949)

Net increase (decrease) in shares outstanding before conversion	20,009	259,185
Shares issued upon conversion from other share class(es)	537,994	11,197,914
Shares reacquired upon conversion into other share class(es)	(1,326)	(27,395)

Net increase (decrease) in shares outstanding	556,677	$11,429,704

Year ended September 30, 2016:
Shares sold	1,202,027	$22,758,250
Shares issued in reinvestment of dividends and distributions	512,247	9,256,297
Shares reacquired	(4,540,046)	(84,054,021)

Net increase (decrease) in shares outstanding before conversion	(2,825,772)	(52,039,474)
Shares issued upon conversion from other shares class(es)	283,936	5,061,460
Shares reacquired upon conversion into other share class(es)	(23,859)	(459,908)

Net increase (decrease) in shares outstanding	(2,565,695)	$(47,437,922)

*	Includes affiliated redemption of 485 shares with a value of $9,885 for Class Q shares.

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Series’

36

portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended September 30, 2017. The average daily balance for the 1 day that the Series had loans outstanding during the period was $337,000, borrowed at a weighted average interest rate of 2.03%. The maximum loan balance outstanding during the period was $337,000. At September 30, 2017, the Series did not have an outstanding loan balance.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

9. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective October 1, 2017.

Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.11	$18.46	$21.48	$19.56	$15.40
Income (loss) from investment operations:
Net investment income (loss)	.08	.14	.12	.05	.06
Net realized and unrealized gain (loss) on investment transactions	3.21	1.97	(1.20)	2.63	4.18
Total from investment operations	3.29	2.11	(1.08)	2.68	4.24
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.13)	(.04)	(.04)	(.08)
Distributions from net realized gains	(1.35)	(1.33)	(1.90)	(.72)	-
Total dividends and distributions	(1.51)	(1.46)	(1.94)	(.76)	(.08)
Net asset value, end of year	$20.89	$19.11	$18.46	$21.48	$19.56
Total Return(b):	17.80%	12.14%	(5.38)%	14.00%	27.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$229,043	$226,889	$245,320	$303,859	$260,720
Average net assets (000)	$231,082	$235,287	$290,318	$291,978	$231,545
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.09%	1.07%	1.10%	1.07%	1.10%
Expenses before waivers and/or expense reimbursement	1.09%	1.07%	1.10%	1.07%	1.10%
Net investment income (loss)	.39%	.78%	.59%	.26%	.36%
Portfolio turnover rate	49%	59%	69%	47%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.24	$15.90	$18.86	$17.33	$13.70
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.01	(.02)	(.08)	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.70	1.68	(1.04)	2.33	3.70
Total from investment operations	2.65	1.69	(1.06)	2.25	3.65
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.02)	-	-	(.02)
Distributions from net realized gains	(1.35)	(1.33)	(1.90)	(.72)	-
Total dividends and distributions	(1.41)	(1.35)	(1.90)	(.72)	(.02)
Net asset value, end of year	$17.48	$16.24	$15.90	$18.86	$17.33
Total Return(b):	16.91%	11.34%	(6.04)%	13.30%	26.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,213	$7,429	$8,997	$13,049	$10,406
Average net assets (000)	$7,088	$8,184	$11,632	$13,038	$9,405
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.79%	1.77%	1.80%	1.77%	1.80%
Expenses before waivers and/or expense reimbursement	1.79%	1.77%	1.80%	1.77%	1.80%
Net investment income (loss)	(.30)%	.08%	(.10)%	(.43)%	(.33)%
Portfolio turnover rate	49%	59%	69%	47%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.24	$15.89	$18.86	$17.33	$13.70
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.01	(.02)	(.08)	(.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70	1.69	(1.05)	2.33	3.70
Total from investment operations	2.65	1.70	(1.07)	2.25	3.65
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.02)	-	-	(.02)
Distributions from net realized gains	(1.35)	(1.33)	(1.90)	(.72)	-
Total dividends and distributions	(1.41)	(1.35)	(1.90)	(.72)	(.02)
Net asset value, end of year	$17.48	$16.24	$15.89	$18.86	$17.33
Total Return(b):	16.91%	11.41%	(6.10)%	13.30%	26.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,289	$37,229	$42,644	$48,927	$33,179
Average net assets (000)	$37,497	$40,176	$49,176	$42,781	$28,668
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.79%	1.77%	1.80%	1.77%	1.80%
Expenses before waivers and/or expense reimbursement	1.79%	1.77%	1.80%	1.77%	1.80%
Net investment income (loss)	(.31)%	.08%	(.10)%	(.44)%	(.34)%
Portfolio turnover rate	49%	59%	69%	47%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

40

Class Q Shares
	Year Ended September 30,		November 25, 2014(a) through September 30, 2015
	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$19.80	$19.09	$22.73
Income from investment operations:
Net investment income (loss)	.17	.23	.18
Net realized and unrealized gain (loss) on investment transactions	3.31	2.03	(1.82)
Total from investment operations	3.48	2.26	(1.64)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.22)	(.10)
Distributions from net realized gains	(1.35)	(1.33)	(1.90)
Total dividends and distributions	(1.58)	(1.55)	(2.00)
Net asset value, end of period	$21.70	$19.80	$19.09
Total Return(c):	18.21%	12.61%	(7.49)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,438	$16,766	$16,611
Average net assets (000)	$16,981	$16,698	$17,054
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.66%	.66%	.66% (e)
Expenses before waivers and/or expense reimbursement	.66%	.66%	.66% (e)
Net investment income (loss)	.81%	1.20%	1.01% (e)
Portfolio turnover rate	49%	59%	69% (f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	41

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.21	$16.76	$19.69	$17.99	$14.18
Income (loss) from investment operations:
Net investment income (loss)	.03	.09	.07	.01	.03
Net realized and unrealized gain (loss) on investment transactions	2.87	1.79	(1.10)	2.42	3.83
Total from investment operations	2.90	1.88	(1.03)	2.43	3.86
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.10)	- (d)	(.01)	(.05)
Distributions from net realized gains	(1.35)	(1.33)	(1.90)	(.72)	-
Total dividends and distributions	(1.48)	(1.43)	(1.90)	(.73)	(.05)
Net asset value, end of year	$18.63	$17.21	$16.76	$19.69	$17.99
Total Return(b):	17.49%	11.98%	(5.59)%	13.81%	27.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,382	$5,880	$6,430	$8,188	$4,418
Average net assets (000)	$5,859	$6,281	$7,693	$6,569	$3,599
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.29%	1.27%	1.30%	1.27%	1.30%
Expenses before waivers and/or expense reimbursement	1.54%	1.52%	1.55%	1.52%	1.55%
Net investment income (loss)	.19%	.57%	.39%	.07%	.17%
Portfolio turnover rate	49%	59%	69%	47%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	Less than $.005 per share

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.78	$19.06	$22.12	$20.11	$15.83
Income (loss) from investment operations:
Net investment income (loss)	.14	.20	.19	.12	.12
Net realized and unrealized gain (loss) on investment transactions	3.32	2.04	(1.25)	2.70	4.28
Total from investment operations	3.46	2.24	(1.06)	2.82	4.40
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.19)	(.10)	(.09)	(.12)
Distributions from net realized gains	(1.35)	(1.33)	(1.90)	(.72)	-
Total dividends and distributions	(1.56)	(1.52)	(2.00)	(.81)	(.12)
Net asset value, end of year	$21.68	$19.78	$19.06	$22.12	$20.11
Total Return(b):	18.11%	12.49%	(5.10)%	14.38%	28.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$124,480	$102,564	$147,716	$194,498	$120,082
Average net assets (000)	$115,507	$123,372	$177,458	$161,815	$104,364
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.79%	.77%	.80%	.77%	.80%
Expenses before waivers and/or expense reimbursement	.79%	.77%	.80%	.77%	.80%
Net investment income (loss)	.70%	1.06%	.90%	.57%	.66%
Portfolio turnover rate	49%	59%	69%	47%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund (“the Fund”), a series of Prudential Investment Portfolios, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2017

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2017, the Series reported the maximum amount allowed per share, but not less than $1.35 for Class A, B, C, Q, R, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2017, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Equity Opportunity Fund	99.68%	99.64%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2017.

Prudential Jennison Equity Opportunity Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Jennison Equity Opportunity Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Jennison Equity Opportunity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)3, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PGIM Investments deemed appropriate, and for reasons addressed in detail with the Board, PGIM Investments may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[3]	The Fund was compared to a blend of these Performance Universes, although the Fund is classified in the Lipper Multi-Cap Core Funds Performance Universe. The Fund was compared to a blend of these Performance Universes because PGIM Investments believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, five-, and ten-year periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Opportunity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJOQX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E552	74437E644	74437E800

MF172E

     PRUDENTIAL JENNISON GROWTH FUND

ANNUAL REPORT

SEPTEMBER 30, 2017

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Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON GROWTH FUND

•	Information technology positions were strong contributors to return.

•	Nvidia’s revenue and earnings exceeded expectations, and the company’s guidance surpassed forecasts.

•

Apple’s fundamental strength reflected the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape, as well as the financial power related to the attractive margin profile of the company’s hardware products.

•	Alibaba reported impressive financial results that beat consensus expectations on most key metrics.

•

On the negative side, in consumer discretionary, O’Reilly Automotive’s revenue, earnings, and comparable-store sales missed estimates. The stock’s weakness also may have reflected concerns about online competition.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential Jennison Growth Fund

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. The report covers performance for the 12-month period ended September 30, 2017.

Significant events during the reporting period included a new President, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Growth Fund

November 16, 2017

Prudential Jennison Growth Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	17.84	14.24	8.51	—
Class B	18.85	14.63	8.36	—
Class C	22.84	14.75	8.38	—
Class Q	N/A	N/A	N/A	N/A (9/27/17)
Class R	24.48	15.32	8.92	—
Class Z	25.07	15.90	9.46	—
Russell 1000 Growth Index	21.94	15.26	9.08	—
S&P 500 Index	18.59	14.21	7.43	—
Lipper Large-Cap Growth Funds Average	20.13	13.94	7.80	—

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	24.70	15.54	9.13	—
Class B	23.85	14.75	8.36	—
Class C	23.84	14.75	8.38	—
Class Q	N/A	N/A	N/A	N/A (9/27/17)
Class R	24.48	15.32	8.92	—
Class Z	25.07	15.90	9.46	—
Russell 1000 Growth Index	21.94	15.26	9.08	—
S&P 500 Index	18.59	14.21	7.43	—
Lipper Large-Cap Growth Funds Average	20.13	13.94	7.80	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Jennison Growth Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class Q	Class R**	Class Z**
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1%	1%	None	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS–UPDATE” in the front of this report for more information.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Growth Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 9/30/17 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	5.8
Facebook, Inc., (Class A Stock), Internet Software & Services	4.7
Alibaba Group Holding Ltd. (China), ADR, Internet Software & Services	4.2
Amazon.com, Inc., Internet & Direct Marketing Retail	4.0
Microsoft Corp., Software	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/17 (%)
Internet Software & Services	16.7
Software	13.2
Internet & Direct Marketing Retail	9.8
IT Services	8.2
Biotechnology	7.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Growth Fund	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 24.70%, without sales charges, in the 12 months ended September 30, 2017. In the same period, the Russell 1000 Growth Index (the Index) advanced 21.94%, the S&P 500 Index gained 18.59%, and the Lipper Large-Cap Growth Funds Average climbed 20.13%.

What was the market environment?

•	The unconventional US presidential election and the new administration’s shaky start contributed to market volatility in the 12-month period ended September 30, 2017.

•

The market’s initial favorable response to the election reflected anticipation of lower corporate tax rates, a less onerous regulatory environment, and increased fiscal spending on infrastructure. With legislative accomplishments elusive and factionalism impeding cooperation, market expectations moderated.

•

Solid economic fundamentals in the US included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained benign. The Federal Reserve raised the federal funds target rate to 1.00%-1.25%.

What worked?

•	Information technology positions were strong contributors to return.

•

Nvidia’s revenue and earnings exceeded expectations, and the company’s guidance surpassed forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where Jennison believes it can leverage its graphics expertise to offer high-value-added solutions: gaming (where it has dominant market share), automotive, high-performance computing, and cloud and enterprise. Jennison believes Nvidia is uniquely positioned in these markets as developers have coalesced and standardized around its architecture and platform, potentially driving several years of strong top-line growth.

•

Apple’s fundamental strength reflected the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape, as well as the financial power related to the attractive margin profile of the company’s hardware products.

•

Alibaba reported impressive financial results that beat consensus expectations on most key metrics. It operates China’s largest global online wholesale platform for small businesses, China’s largest online retail website, and China’s largest online third-party platform for brands and retailers. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•	Tencent Holdings, China’s largest and most visited Internet service portal, continues to perform well, fundamentally driven by its dominant position in China’s online gaming

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and instant messaging markets and its growing advertising and payment service efforts. With its recent acquisition of two key music platforms, Tencent is also China’s leading online music provider.

•

Jennison believes that as Internet-based social platform Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, and Messenger. The company’s revenue, margins, and earnings beat consensus expectations, with user metrics and engagement remaining strong.

In consumer discretionary:

•

Jennison believes that the long-term competitive positioning of Netflix has been strengthened by exclusive deals and original content, pricing power, international expansion, and scale advantage, which enables the company to fund content costs with a global subscriber base. Jennison expects Netflix to continue to benefit as its dominant positioning within the media landscape becomes increasingly apparent. The company’s subscriber growth and international profit exceeded expectations.

What didn’t work?

In health care:

•

Allergan faced challenges as it proactively positioned for a future more dependent on volume growth than price increases. Jennison believes that the company’s development pipeline could be meaningfully more productive than investors currently assume and that the balance sheet should allow for significant strategic capital deployment.

•

Weakness in specialty pharmaceutical company Shire may have been related to the possibility of increased competition for its hemophilia drugs and the proposed divestiture of its neuroscience business, a move that creates uncertainty about the company’s strategy.

In consumer discretionary:

•	O’Reilly Automotive’s revenue, earnings, and comparable-store sales missed estimates. The stock’s weakness also may have reflected concerns about online competition.

In information technology:

•	Cellphone chipmaker Qualcomm fell on new and ongoing antitrust litigation.

Prudential Jennison Growth Fund	11

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Nvidia Corp.	2.52	O’Reilly Automotive, Inc.	–0.63
Apple, Inc.	1.99	Qualcomm, Inc.	–0.58
Alibaba Group Holding Ltd. (China), ADR	1.91	Palo Alto Networks, Inc.	–0.41
Netflix, Inc.	1.79	Allergan PLC	–0.41
Tencent Holding Ltd. (China)	1.35	Shire PLC, ADR	–0.35

Current outlook

•

Corporate earnings gains have been strong, with some exceptions. Traditional brick-and-mortar franchises are being affected by the growing presence of Amazon and online disruption, and natural resources companies have been hurt by lower commodities prices.

•

The rise of large technology companies with business models that are data-centric and highly scalable are beginning to attract greater scrutiny across the globe, though none yet fit within the traditional definitions of monopoly. Fines, scrutiny, and less flexibility in acquiring adjacent businesses seem likely outcomes in these areas and could affect longer-term valuation parameters despite continued above-average growth in revenues and profits.

•	Investor sentiment continues to improve as regulatory relief and the prospect of tax code changes appear to be outweighing the lack of major policy achievements from the new administration.

•	Most companies in the Fund are on track to meet Jennison’s profit expectations. Valuation gains have reflected increased market optimism, and longer-term valuation measures remain promising.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Jennison Growth Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,148.60	1.01%	$5.44
	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11
Class B	Actual	$1,000.00	$1,144.50	1.71%	$9.19
	Hypothetical	$1,000.00	$1,016.50	1.71%	$8.64
Class C	Actual	$1,000.00	$1,144.60	1.71%	$9.19
	Hypothetical	$1,000.00	$1,016.50	1.71%	$8.64
Class Q**	Actual	$1,000.00	$1,018.10	0.58%	$0.05
	Hypothetical	$1,000.00	$1,022.16	0.58%	$2.94
Class R	Actual	$1,000.00	$1,147.60	1.21%	$6.51
	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12
Class Z	Actual	$1,000.00	$1,150.50	0.71%	$3.83
	Hypothetical	$1,000.00	$1,021.51	0.71%	$3.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 3 days period ended September 30, 2017 due to the Class inception date of September 27, 2017.

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Schedule of Investments

as of September 30, 2017

	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS

Aerospace & Defense 2.3%
Boeing Co. (The)	402,154	$102,231,568

Air Freight & Logistics 1.1%
FedEx Corp.	214,090	48,294,422

Automobiles 1.3%
Tesla, Inc.*(a)	168,580	57,502,638

Banks 1.7%
JPMorgan Chase & Co.	755,744	72,181,110

Beverages 1.2%
Monster Beverage Corp.*	972,184	53,713,166

Biotechnology 7.7%
AbbVie, Inc.	350,770	31,169,422
Alexion Pharmaceuticals, Inc.*	304,856	42,768,248
BioMarin Pharmaceutical, Inc.*	579,562	53,939,835
Celgene Corp.*	864,285	126,030,039
Regeneron Pharmaceuticals, Inc.*	80,397	35,947,107
Vertex Pharmaceuticals, Inc.*	310,227	47,166,913

		337,021,564

Capital Markets 1.4%
Goldman Sachs Group, Inc. (The)	252,776	59,955,940

Chemicals 1.5%
Albemarle Corp.	493,270	67,237,634

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	721,182	21,577,765

Equity Real Estate Investment Trusts (REITs) 1.2%
Crown Castle International Corp.	529,532	52,942,609

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	280,093	46,016,479

Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	317,103	62,104,623

See Notes to Financial Statements.

Prudential Jennison Growth Fund	15

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 3.5%
Marriott International, Inc., (Class A Stock)	738,479	$81,424,695
McDonald’s Corp.	471,933	73,942,462

		155,367,157

Internet & Direct Marketing Retail 9.8%
Amazon.com, Inc.*	182,987	175,914,552
Expedia, Inc.	94,780	13,642,633
Netflix, Inc.*	804,394	145,876,852
Priceline Group, Inc. (The)*	51,552	94,382,433

		429,816,470

Internet Software & Services 16.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	1,070,836	184,944,086
Alphabet, Inc., (Class A Stock)*	103,682	100,957,237
Alphabet, Inc., (Class C Stock)*	105,727	101,403,823
Facebook, Inc., (Class A Stock)*	1,212,137	207,117,849
Tencent Holdings Ltd. (China)	3,086,935	134,962,938

		729,385,933

IT Services 8.2%
FleetCor Technologies, Inc.*	332,328	51,434,404
Mastercard, Inc., (Class A Stock)	995,171	140,518,145
PayPal Holdings, Inc.*	477,162	30,552,683
Visa, Inc., (Class A Stock)	1,314,249	138,311,565

		360,816,797

Life Sciences Tools & Services 1.0%
Illumina, Inc.*	219,920	43,808,064

Machinery 2.0%
Caterpillar, Inc.	219,549	27,379,956
Parker-Hannifin Corp.	340,678	59,625,463

		87,005,419

Media 1.6%
Charter Communications, Inc., (Class A Stock)*	195,396	71,010,814

Oil, Gas & Consumable Fuels 1.1%
Concho Resources, Inc.*	369,651	48,690,430

Personal Products 1.0%
Estee Lauder Cos., Inc. (The), (Class A Stock)	400,703	43,211,812

See Notes to Financial Statements.

16

	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals 2.9%
Allergan PLC	150,991	$30,945,606
Bristol-Myers Squibb Co.	1,512,538	96,409,172

		127,354,778

Semiconductors & Semiconductor Equipment 5.6%
Broadcom Ltd.	336,857	81,701,297
NVIDIA Corp.	656,704	117,398,974
Texas Instruments, Inc.	514,723	46,139,770

		245,240,041

Software 13.2%
Activision Blizzard, Inc.	1,254,343	80,917,667
Adobe Systems, Inc.*	681,605	101,681,834
Microsoft Corp.	2,181,365	162,489,879
Red Hat, Inc.*	414,308	45,930,185
salesforce.com, Inc.*	1,117,201	104,368,917
Splunk, Inc.*	494,000	32,816,420
Workday, Inc., (Class A Stock)*(a)	455,915	48,048,882

		576,253,784

Specialty Retail 2.5%
Home Depot, Inc. (The)	346,180	56,621,201
Industria de Diseno Textil SA (Spain)	1,405,204	52,976,202

		109,597,403

Technology Hardware, Storage & Peripherals 5.8%
Apple, Inc.	1,647,733	253,948,610

Textiles, Apparel & Luxury Goods 1.5%
adidas AG (Germany)	284,311	64,386,663

TOTAL LONG-TERM INVESTMENTS (cost $2,330,291,945)		4,326,673,693

SHORT-TERM INVESTMENTS 7.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	96,051,577	96,051,577

See Notes to Financial Statements.

Prudential Jennison Growth Fund	17

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
SHORT-TERM INVESTMENTS (Continued)

AFFILIATED MUTUAL FUNDS (cont’d.)
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $250,929,598; includes $250,651,285 of cash collateral for securities on loan)(b)(w)	250,920,228	$250,945,320

TOTAL SHORT-TERM INVESTMENTS (cost $346,981,175)		346,996,897

TOTAL INVESTMENTS 106.7% (cost $2,677,273,120)		4,673,670,590
Liabilities in excess of other assets (6.7)%		(294,092,768)

NET ASSETS 100.0%		$4,379,577,822

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $249,185,387; cash collateral of $250,651,285 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$102,231,568	$—	$—
Air Freight & Logistics	48,294,422	—	—
Automobiles	57,502,638	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Banks	$72,181,110	$—	$—
Beverages	53,713,166	—	—
Biotechnology	337,021,564	—	—
Capital Markets	59,955,940	—	—
Chemicals	67,237,634	—	—
Electronic Equipment, Instruments & Components	21,577,765	—	—
Equity Real Estate Investment Trusts (REITs)	52,942,609	—	—
Food & Staples Retailing	46,016,479	—	—
Health Care Providers & Services	62,104,623	—	—
Hotels, Restaurants & Leisure	155,367,157	—	—
Internet & Direct Marketing Retail	429,816,470	—	—
Internet Software & Services	594,422,995	134,962,938	—
IT Services	360,816,797	—	—
Life Sciences Tools & Services	43,808,064	—	—
Machinery	87,005,419	—	—
Media	71,010,814	—	—
Oil, Gas & Consumable Fuels	48,690,430	—	—
Personal Products	43,211,812	—	—
Pharmaceuticals	127,354,778	—	—
Semiconductors & Semiconductor Equipment	245,240,041	—	—
Software	576,253,784	—	—
Specialty Retail	56,621,201	52,976,202	—
Technology Hardware, Storage & Peripherals	253,948,610	—	—
Textiles, Apparel & Luxury Goods	—	64,386,663	—
Affiliated Mutual Funds	346,996,897	—	—

Total	$4,421,344,787	$252,325,803	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Internet Software & Services	16.7%
Software	13.2
Internet & Direct Marketing Retail	9.8
IT Services	8.2
Affiliated Mutual Funds (including 5.7% of collateral for securities on loan)	7.9
Biotechnology	7.7
Technology Hardware, Storage & Peripherals	5.8
Semiconductors & Semiconductor Equipment	5.6%
Hotels, Restaurants & Leisure	3.5
Pharmaceuticals	2.9
Specialty Retail	2.5
Aerospace & Defense	2.3
Machinery	2.0
Banks	1.7
Media	1.6

See Notes to Financial Statements.

Prudential Jennison Growth Fund	19

Schedule of Investments (continued)

as of September 30, 2017

Industry Classification (Continued)
Chemicals	1.5%
Textiles, Apparel & Luxury Goods	1.5
Health Care Providers & Services	1.4
Capital Markets	1.4
Automobiles	1.3
Beverages	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Oil, Gas & Consumable Fuels	1.1
Air Freight & Logistics	1.1

Food & Staples Retailing	1.1%
Life Sciences Tools & Services	1.0
Personal Products	1.0
Electronic Equipment, Instruments & Components	0.5

106.7
Liabilities in excess of other assets	(6.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$249,185,387	$(249,185,387)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Investments at value, including securities on loan of $249,185,387:
Unaffiliated investments (cost $2,330,291,945)	$4,326,673,693
Affiliated investments (cost $346,981,175)	346,996,897
Receivable for Series shares sold	4,189,856
Tax reclaim receivable	400,692
Dividends receivable	313,440
Prepaid expenses	40,406

Total Assets	4,678,614,984

Liabilities
Payable to broker for collateral for securities on loan	250,651,285
Payable for investments purchased	35,651,482
Payable for Series shares reacquired	8,874,558
Management fee payable	2,048,781
Accrued expenses and other liabilities	930,473
Distribution fee payable	528,764
Affiliated transfer agent fee payable	351,569
Deferred directors’ fees	250

Total Liabilities	299,037,162

Net Assets	$4,379,577,822

Net assets were comprised of:
Common stock, at par	$119,289
Paid-in capital in excess of par	2,188,002,050

2,188,121,339
Accumulated net investment loss	(250)
Accumulated net realized gain on investment and foreign currency transactions	195,053,488
Net unrealized appreciation on investments and foreign currencies	1,996,403,245

Net assets, September 30, 2017	$4,379,577,822

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($1,147,941,374 ÷ 32,081,548 shares of common stock issued and outstanding)	$35.78
Maximum sales charge (5.50% of offering price)	2.08

Maximum offering price to public	$37.86

Class B
Net asset value, offering price and redemption price per share ($15,733,623 ÷ 538,202 shares of common stock issued and outstanding)	$29.23

Class C
Net asset value, offering price and redemption price per share ($121,091,830 ÷ 4,133,944 shares of common stock issued and outstanding)	$29.29

Class Q
Net asset value, offering price and redemption price per share ($13,539,079 ÷ 353,535 shares of common stock issued and outstanding)	$38.30

Class R
Net asset value, offering price and redemption price per share ($318,201,688 ÷ 10,032,644 shares of common stock issued and outstanding)	$31.72

Class Z
Net asset value, offering price and redemption price per share ($2,763,070,228 ÷ 72,149,279 shares of common stock issued and outstanding)	$38.30

See Notes to Financial Statements.

Prudential Jennison Growth Fund	23

Statement of Operations

as of September 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $319,753)	$30,763,366
Income from securities lending, net (including affiliated income of $243,218)	900,736
Affiliated dividend income	371,798

Total income	32,035,900

Expenses
Management fee	21,487,678
Distribution fee—Class A	3,167,563
Distribution fee—Class B	162,476
Distribution fee—Class C	1,138,288
Distribution fee—Class R	2,294,948
Transfer agent’s fees and expenses (including affiliated expense of $1,799,000)	4,693,000
Custodian and accounting fees	383,000
Shareholders’ reports	149,000
Registration fees	132,000
Directors’ fees	58,000
Legal fees and expenses	37,000
Audit fee	27,000
Miscellaneous	76,877

Total expenses	33,806,830
Less: Distribution fee waiver—Class R	(765,009)

Net expenses	33,041,821

Net investment income (loss)	(1,005,921)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $19,207)	230,112,253
In-kind redemption	7,136,475
Foreign currency transactions	(42,005)

237,206,723

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $15,722)	611,240,268
Foreign currencies	13,195

611,253,463

Net gain (loss) on investment and foreign currency transactions	848,460,186

Net Increase (Decrease) In Net Assets Resulting From Operations	$847,454,265

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,005,921)	$(2,165,482)
Net realized gain (loss) on investment and foreign currency transactions	237,206,723	126,295,439
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	611,253,463	157,588,913

Net increase (decrease) in net assets resulting from operations	847,454,265	281,718,870

Distributions from net realized gains
Class A	(39,167,677)	(73,078,272)
Class B	(791,375)	(1,827,195)
Class C	(5,175,628)	(8,263,488)
Class R	(12,570,604)	(20,608,511)
Class Z	(74,652,783)	(123,901,846)

	(132,358,067)	(227,679,312)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	974,327,663	902,430,150
Net asset value of shares issued in reinvestment of dividends and distributions	120,797,163	206,743,958
Cost of shares reacquired	(913,621,980)	(882,232,775)

Net increase (decrease) in net assets from Series share transactions	181,502,846	226,941,333

Total increase (decrease)	896,599,044	280,980,891

Net Assets:
Beginning of year	3,482,978,778	3,201,997,887

End of year	$4,379,577,822	$3,482,978,778

See Notes to Financial Statements.

Prudential Jennison Growth Fund	25

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six series: Prudential Balanced Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Growth Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

26

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment.

Prudential Jennison Growth Fund	27

Notes to Financial Statements (continued)

Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Company, on behalf of the is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

28

which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Prudential Jennison Growth Fund	29

Notes to Financial Statements (continued)

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Series invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Series, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In

30

connection therewith, Jennison is obligated to keep certain books and records of the Series. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the average daily net assets on the next $2.7 billion and .55% of the average daily net assets in excess of $3 billion. The effective management fee rate was .57% of the Series’ average daily net assets for the year ended September 30, 2017.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2019 to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it has received $812,123 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2017 it received $144, $11,668 and $9,101 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Jennison Growth Fund	31

Notes to Financial Statements (continued)

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2017 no such transactions were entered into by the Series.

The Series may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2017, PGIM, Inc. was compensated $183,048 by PGIM Investments for managing the Series’ securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Treasury securities) for the year ended September 30, 2017, were $2,112,325,066 and $2,007,403,946, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2017, the adjustments were to decrease accumulated net investment loss by $1,007,117, decrease accumulated net realized gain on investment and foreign currency transactions by $8,143,592 and increase paid-in capital in excess of par by $7,136,475 primarily due to differences between financial and tax reporting purposes of a net investment loss offsetting capital gains, net foreign currency losses and book to tax differences due to a redemption-in-kind. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

32

For the year ended September 30, 2017, the tax character of dividends paid by the Series was $132,358,067 of long-term capital gains. For the year ended September 30, 2016, the tax character of dividends paid by the Series was $227,679,312 of long-term capital gains.

As of September 30, 2017, the accumulated undistributed earnings on a tax basis were $6,108,165 of ordinary income and $204,400,748 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2017 were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,692,728,544	$1,988,312,948	$(7,365,127)	$1,980,947,821

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and unrealized appreciation on receivables and payables on foreign currencies.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Series offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

Prudential Jennison Growth Fund	33

Notes to Financial Statements (continued)

The Company is authorized to issue 6.625 billion shares of common stock at $.001 par value per shares. There are 1.897 billon shares aurthorized for the Series equally divided into nine classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z, Class T, Class R2 and Class R4 common stock, each of which consists of 125 million, 2 million, 25 million, 275 million, 220 million, 825 million, 50 million, 125 million and 250 million authorized shares, respectively. The Series currently does not have any Class T, Class R2 and Class R4 shares outstanding.

As of September 30, 2017, Prudential owned 264 Class Q shares of the Series.

At reporting period end, four shareholders of record held 39% of the Series’ outstanding shares, of which 6% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	3,137,085	$99,030,337
Shares issued in reinvestment of dividends and distributions	1,282,873	36,510,582
Shares reacquired	(6,336,257)	(197,975,558)

Net increase (decrease) in shares outstanding before conversion	(1,916,299)	(62,434,639)
Shares issued upon conversion from other share class(es)	248,504	7,954,210
Shares reacquired upon conversion into other share class(es)	(1,220,633)	(37,120,508)

Net increase (decrease) in shares outstanding	(2,888,428)	$(91,600,937)

Year ended September 30, 2016:
Shares sold	6,771,362	$195,983,825
Shares issued in reinvestment of dividends and distributions	2,261,377	67,728,237
Shares reacquired	(9,026,625)	(258,144,381)

Net increase (decrease) in shares outstanding before conversion	6,114	5,567,681
Shares issued upon conversion from other share class(es)	303,176	8,693,141
Shares reacquired upon conversion into other share class(es)	(276,494)	(7,889,700)

Net increase (decrease) in shares outstanding	32,796	$6,371,122

34

Class B	Shares	Amount
Year ended September 30, 2017:
Shares sold	59,197	$1,542,022
Shares issued in reinvestment of dividends and distributions	32,673	763,887
Shares reacquired	(110,690)	(2,829,851)

Net increase (decrease) in shares outstanding before conversion	(18,820)	(523,942)
Shares reacquired upon conversion into other share class(es)	(146,084)	(3,790,333)

Net increase (decrease) in shares outstanding	(164,904)	$(4,314,275)

Year ended September 30, 2016:
Shares sold	120,912	$2,900,218
Shares issued in reinvestment of dividends and distributions	69,502	1,736,861
Shares reacquired	(146,953)	(3,499,304)

Net increase (decrease) in shares outstanding before conversion	43,461	1,137,775
Shares reacquired upon conversion into other share class(es)	(219,292)	(5,198,698)

Net increase (decrease) in shares outstanding	(175,831)	$(4,060,923)

Class C
Year ended September 30, 2017:
Shares sold	718,973	$18,637,677
Shares issued in reinvestment of dividends and distributions	194,171	4,549,427
Shares reacquired	(940,625)	(23,906,022)

Net increase (decrease) in shares outstanding before conversion	(27,481)	(718,918)
Shares reacquired upon conversion into other share class(es)	(471,883)	(12,360,435)

Net increase (decrease) in shares outstanding	(499,364)	$(13,079,353)

Year ended September 30, 2016:
Shares sold	1,722,223	$41,887,020
Shares issued in reinvestment of dividends and distributions	284,466	7,123,026
Shares reacquired	(958,681)	(22,680,052)

Net increase (decrease) in shares outstanding before conversion	1,048,008	26,329,994
Shares reacquired upon conversion into other share class(es)	(92,243)	(2,223,725)

Net increase (decrease) in shares outstanding	955,765	$24,106,269

Class Q
Period ended September 30, 2017*:
Shares sold	3,528	$135,000

Net increase (decrease) in shares outstanding before conversion	3,528	135,000
Shares issued upon conversion from other share class(es)	350,007	13,272,253

Net increase (decrease) in shares outstanding	353,535	$13,407,253

Prudential Jennison Growth Fund	35

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended September 30, 2017:
Shares sold	1,399,575	$37,406,860
Shares issued in reinvestment of dividends and distributions	489,026	12,352,803
Shares reacquired	(2,749,118)	(77,386,132)

Net increase (decrease) in shares outstanding before conversion	(860,517)	(27,626,469)
Shares issued upon conversion from other share class(es)	1,894	51,964
Shares reacquired upon conversion into other share class(es)	(1,296)	(37,521)

Net increase (decrease) in shares outstanding	(859,919)	$(27,612,026)

Year ended September 30, 2016:
Shares sold	3,076,822	$78,342,361
Shares issued in reinvestment of dividends and distributions	758,861	20,322,288
Shares reacquired	(2,817,713)	(72,682,689)

Net increase (decrease) in shares outstanding before conversion	1,017,970	25,981,960
Shares issued upon conversion from other share class(es)	1,111	29,320

Net increase (decrease) in shares outstanding	1,019,081	$26,011,280

Class Z
Year ended September 30, 2017:
Shares sold	23,964,788	$817,575,767
Shares issued in reinvestment of dividends and distributions	2,192,906	66,620,464
Shares reacquired	(18,463,162)	(611,524,417)

Net increase (decrease) in shares outstanding before conversion	7,694,532	272,671,814
Shares issued upon conversion from other share class(es)	1,447,559	47,437,712
Shares reacquired upon conversion into other share class(es)	(412,523)	(15,407,342)

Net increase (decrease) in shares outstanding	8,729,568	$304,702,184

Year ended September 30, 2016:
Shares sold	19,073,115	$583,316,726
Shares issued in reinvestment of dividends and distributions	3,453,885	109,833,546
Shares reacquired	(17,329,671)	(525,226,349)

Net increase (decrease) in shares outstanding before conversion	5,197,329	167,923,923
Shares issued upon conversion from other share class(es)	331,592	10,084,105
Shares reacquired upon conversion into other share class(es)	(113,606)	(3,494,443)

Net increase (decrease) in shares outstanding	5,415,315	$174,513,585

*	Commencement of offering was September 27, 2017.

36

7. Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The Series’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the reporting period ended September 30, 2017. The average daily balance for the 26 days that the Series had loans outstanding during the period was $3,112,077 borrowed at a weighted average interest rate of 2.19%. The maximum loan balance outstanding during the period was $6,944,000. At September 30, 2017, the Series did not have an outstanding loan balance.

8. In-Kind Redemption

For the year ended September 30, 2017, the Series settled the redemption of certain fund shares by delivery to an affiliate of certain portfolio securities in lieu of cash. The value of such securities was $107,911,306. In addition to the securities, $72,218 in cash was transferred to the redeeming shareholder. In-kind redemption gains and losses are excluded from the calculation of the Series’ taxable gain (loss) for federal income tax purposes.

Prudential Jennison Growth Fund	37

Notes to Financial Statements (continued)

9. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the funds.

10. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective October 1, 2017.

38

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.86	$29.37	$29.31	$25.59	$21.16
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.06)	(.08)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.13	2.60	1.70	4.79	4.44
Total from investment operations	7.08	2.54	1.62	4.71	4.43
Less Distributions:
Distributions from net realized gains	(1.16)	(2.05)	(1.56)	(.99)	-
Net asset value, end of year	$35.78	$29.86	$29.37	$29.31	$25.59
Total Return(b):	24.70%	8.63%	5.89%	18.72%	20.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,147,941	$1,044,317	$1,026,140	$1,086,552	$1,006,407
Average net assets (000)	$1,055,913	$1,061,391	$1,079,867	$1,079,657	$933,021
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.02%	1.03%	1.05%	1.05%	1.06%
Expenses before waivers and/or expense reimbursement	1.02%	1.03%	1.05%	1.05%	1.06%
Net investment income (loss)	(.16)%	(.19)%	(.26)%	(.27)%	(.04)%
Portfolio turnover rate	54% (d)	36%	41%	38%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	39

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$24.78	$24.85	$25.21	$22.29	$18.55
Income (loss) from investment operations:
Net investment income (loss)	(.22)	(.21)	(.25)	(.23)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.83	2.19	1.45	4.14	3.88
Total from investment operations	5.61	1.98	1.20	3.91	3.74
Less Distributions:
Distributions from net realized gains	(1.16)	(2.05)	(1.56)	(.99)	-
Net asset value, end of year	$29.23	$24.78	$24.85	$25.21	$22.29
Total Return(b):	23.80%	7.90%	5.14%	17.87%	20.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,734	$17,421	$21,843	$26,222	$28,166
Average net assets (000)	$16,248	$20,138	$25,070	$28,811	$28,518
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.72%	1.73%	1.75%	1.75%	1.76%
Expenses before waivers and/or expense reimbursement	1.72%	1.73%	1.75%	1.75%	1.76%
Net investment income (loss)	(.86)%	(.89)%	(.96)%	(.97)%	(.72)%
Portfolio turnover rate	54% (d)	36%	41%	38%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class C Shares
		Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$24.82	$24.89	$25.25	$22.32	$18.58
Income (loss) from investment operations:
Net investment income (loss)	(.22)	(.21)	(.25)	(.24)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.85	2.19	1.45	4.16	3.89
Total from investment operations	5.63	1.98	1.20	3.92	3.74
Less Distributions:
Distributions from net realized gains	(1.16)	(2.05)	(1.56)	(.99)	-
Net asset value, end of year	$29.29	$24.82	$24.89	$25.25	$22.32
Total Return(b):	23.84%	7.89%	5.13%	17.89%	20.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$121,092	$115,018	$91,552	$75,620	$64,213
Average net assets (000)	$113,836	$110,677	$83,892	$71,867	$59,245
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.72%	1.73%	1.75%	1.75%	1.76%
Expenses before waivers and/or expense reimbursement	1.72%	1.73%	1.75%	1.75%	1.76%
Net investment income (loss)	(.86)%	(.88)%	(.96)%	(.97)%	(.74)%
Portfolio turnover rate	54% (d)	36%	41%	38%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	41

Financial Highlights (continued)

Class Q Shares
	September 27, 2017(a) through September 30, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$37.92
Income (loss) from investment operations:
Net investment income (loss)	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38
Total from investment operations	.38
Net asset value, end of period	$38.30
Total Return(d):	1.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,539
Average net assets (000)	$13,296
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	.58%	(f)
Expenses before waivers and/or expense reimbursement	.58%	(f)
Net investment income (loss)	(.43)%	(f)
Portfolio turnover rate	54%	(g)(h)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	Annualized.
(g)	Not annualized.
(h)	The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.65	$26.47	$26.62	$23.37	$19.36
Income (loss) from investment operations:
Net investment income (loss)	(.10)	(.10)	(.16)	(.12)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.33	2.33	1.57	4.36	4.06
Total from investment operations	6.23	2.23	1.41	4.24	4.01
Less Distributions:
Distributions from net realized gains	(1.16)	(2.05)	(1.56)	(.99)	-
Net asset value, end of year	$31.72	$26.65	$26.47	$26.62	$23.37
Total Return(b):	24.48%	8.39%	5.68%	18.48%	20.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$318,202	$290,328	$261,304	$47,957	$37,198
Average net assets (000)	$306,004	$277,093	$122,239	$43,736	$38,280
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.22%	1.23%	1.25%	1.25%	1.26%
Expenses before waivers and/or expense reimbursement	1.47%	1.48%	1.50%	1.50%	1.51%
Net investment income (loss)	(.36)%	(.39)%	(.57)%	(.48)%	(.25)%
Portfolio turnover rate	54% (d)	36%	41%	38%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	43

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$31.79	$31.05	$30.81	$26.78	$22.07
Income (loss) from investment operations:
Net investment income (loss)	.04	.03	.01	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.63	2.76	1.79	5.01	4.65
Total from investment operations	7.67	2.79	1.80	5.02	4.71
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	- (d)	-
Distributions from net realized gains	(1.16)	(2.05)	(1.56)	(.99)	-
Total dividends and distributions	(1.16)	(2.05)	(1.56)	(.99)	-
Net asset value, end of year	$38.30	$31.79	$31.05	$30.81	$26.78
Total Return(b):	25.07%	8.99%	6.20%	19.07%	21.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,763,070	$2,015,895	$1,801,158	$1,465,227	$1,241,434
Average net assets (000)	$2,264,779	$1,944,589	$1,701,486	$1,398,654	$1,077,941
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.72%	.73%	.75%	.75%	.76%
Expenses before waivers and/or expense reimbursement	.72%	.73%	.75%	.75%	.76%
Net investment income (loss)	.13%	.11%	.03%	.03%	.25%
Portfolio turnover rate	54% (e)	36%	41%	38%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	Less than $.005 per share.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2017

Prudential Jennison Growth Fund	45

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2017, the Series reported the maximum amount allowed per share, but not less than $1.16 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2017.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Jennison Growth Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Jennison Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe), which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods.
•

The Board noted PGIM Investments’ assertion that the Fund’s underperformance was attributable to 2016, when the Fund’s growth investment style was not in favor in the market. In this regard, the Board noted information provided by PGIM Investments indicating that for the first quarter of 2017, reflecting the market’s tilt towards growth investing, the Fund ranked in the first quartile of its Peer Universe. The Board also noted that the Fund outperformed its median peer universe over the one-, three-, five- and ten-year periods ended March 31, 2017.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJFQX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E479	74437E651	74437E404

MF168E

     PRUDENTIAL ASSET ALLOCATION FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2017

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Objective: Balanced / Allocation

Highlights

PRUDENTIAL ASSET ALLOCATION FUNDS

•

The Funds benefited as all of the underlying fixed income funds outpaced their respective benchmark indexes. Within equities, a large majority of the underlying funds outperformed their respective benchmark indexes, which added to the Funds’ performance.

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•	Non-benchmark positions in high-yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential Asset Allocation Funds

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. The report covers performance for the 12-month period ended September 30, 2017.

Significant events during the reporting period included a new President, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Funds

November 16, 2017

Prudential Asset Allocation Funds	5

Conservative Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.37	4.10	3.97
Class B	2.46	4.33	3.77
Class C	6.54	4.50	3.78
Class R	8.11	5.03	4.33
Class Z	8.57	5.54	4.82
Conservative Customized Blend Index	6.72	5.56	4.39
Russell 1000 Index	18.54	14.27	7.55
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Conservative Funds Average	6.15	4.62	4.03

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	8.33	5.28	4.56
Class B	7.46	4.50	3.77
Class C	7.54	4.50	3.78
Class R	8.11	5.03	4.33
Class Z	8.57	5.54	4.82
Conservative Customized Blend Index	6.72	5.56	4.39
Russell 1000 Index	18.54	14.27	7.55
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Conservative Funds Average	6.15	4.62	4.03

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Asset Allocation Funds	7

Conservative Allocation Fund

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class R**	Class Z**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1%	1%	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

Benchmark Definitions

Conservative Customized Blend Index—The Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US ND Index (10%), the Bloomberg Barclays US Aggregate Bond Index (29%), the Bloomberg Barclays 1-3 Year Government/Credit Index (29%), the FTSE EPRA/NAREIT Developed Net Index (5%), and the Citigroup 3-Month T-Bill Index (1.5%).

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

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Lipper Mixed-Asset Target Allocation Conservative Funds Average—The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds universe for the periods noted. Funds in the Lipper Average maintain a mix of between 20% and 40% in equity securities with the remainder in bonds, cash, and cash equivalents.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	9

Conservative Allocation Fund

Performance Target

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2017, and their weightings in the Conservative Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Bloomberg Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The FTSE EPRA/NAREIT Developed Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 22 developed and 24 emerging market country indexes. The Net Dividend (ND) version of the MSCI ACWI ex-US ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

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Moderate Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	6.77	6.47	4.15
Class B	7.16	6.73	3.95
Class C	11.16	6.87	3.95
Class R	12.72	7.35	4.45
Class Z	13.24	7.96	4.99
Moderate Customized Blend Index	11.25	8.34	5.17
Russell 1000 Index	18.54	14.27	7.55
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	10.08	6.93	4.53
Lipper Mixed-Asset Target Allocation Growth Funds Average*	12.35	8.62	4.88

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	12.99	7.69	4.74
Class B	12.16	6.89	3.95
Class C	12.16	6.87	3.95
Class R	12.72	7.35	4.45
Class Z	13.24	7.96	4.99
Moderate Customized Blend Index	11.25	8.34	5.17
Russell 1000 Index	18.54	14.27	7.55
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	10.08	6.93	4.53
Lipper Mixed-Asset Target Allocation Growth Funds Average*	12.35	8.62	4.88

*The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Asset Allocation Funds	11

Moderate Allocation Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class R**	Class Z**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1%	1%	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

Benchmark Definitions

Moderate Customized Blend Index—The Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US ND Index (15%), the Bloomberg Barclays US Aggregate Bond Index (19%), the Bloomberg Barclays 1-3 Year Government/Credit Index (14%), the FTSE EPRA/NAREIT Developed Net Index (5%), and the Citigroup 3-Month T-Bill Index (2%).

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Mixed-Asset Target Allocation Moderate Funds Average—The Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds universe for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 40%-60% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Prudential Asset Allocation Funds	13

Moderate Allocation Fund

Your Fund’s Performance (continued)

Lipper Mixed-Asset Target Allocation Growth Funds Average—The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds universe for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

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Moderate Allocation Fund

Performance Target

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2017, and their weightings in the Moderate Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Bloomberg Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The FTSE EPRA/NAREIT Developed Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 22 developed and 24 emerging market country indexes. The Net Dividend (ND) version of the MSCI ACWI ex-US ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

Prudential Asset Allocation Funds	15

Growth Allocation Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	11.40	8.59	3.95
Class B	11.97	8.87	3.76
Class C	16.02	9.01	3.77
Class R	17.63	9.56	4.29
Class Z	18.19	10.10	4.80
Growth Customized Blend Index	15.97	10.83	5.53
Russell 1000 Index	18.54	14.27	7.55
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	16.69	10.26	4.41

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	17.88	9.83	4.54
Class B	16.97	9.01	3.76
Class C	17.02	9.01	3.77
Class R	17.63	9.56	4.29
Class Z	18.19	10.10	4.80
Growth Customized Blend Index	15.97	10.83	5.53
Russell 1000 Index	18.54	14.27	7.55
S&P 500 Index	18.59	14.21	7.43
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	16.69	10.26	4.41

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential Asset Allocation Funds	17

Growth Allocation Fund

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class R**	Class Z**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1%	1%	0.75% (0.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

Benchmark Definitions

Growth Customized Blend Index—The Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US ND Index (24%), the Bloomberg Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Net Index (5%), and the Citigroup 3-Month T-Bill Index (2.5%).

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average—The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds universe for the periods noted. Funds in the Lipper Average are funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	19

Growth Allocation Fund

Performance Target

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2017, and their weightings in the Growth Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The FTSE EPRA/NAREIT Developed Net Index is designed to track the performance of listed real estate companies and REITs worldwide.

The MSCI ACWI ex-US ND Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 22 developed and 24 emerging market country indexes. The Net Dividend (ND) version of the MSCI ACWI ex-US ND Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

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Prudential Asset Allocation Funds

Strategy and Performance Overview

What were market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new Administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new Administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, D.C., combined with modestly softer economic data, led to a modest decline in long-term US Treasury yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump Administration. International equities recorded double-digit gains, fueled by strong performance in Europe and the Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the quarter, the Fed provided details on how it planned to reduce its balance sheet.

Prudential Asset Allocation Funds	21

Prudential Asset Allocation Funds

Strategy and Performance Overview (continued)

Current outlook

•

At the end of the reporting period, the global economy was firing on all cylinders, with growth more synchronized and robust than it has been in a decade, mainly because of better growth in Japan, Europe, and the emerging markets.

•

Quantitative Management Associates LLC (QMA), the Funds’ subadviser, believes the US economic expansion remains on track. Growth has bounced back from a weak first quarter, while diminished headwinds and supportive financial conditions point to continued strength.

•

A key question is the timing of the next US recession. The yield curve bears special watching, in QMA’s view. Based on historical patterns, current levels suggest the recovery could extend at least through 2018. Using the late cycles of the last two long-lived expansions as a guide, the next recession may not begin until 2020.

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Prudential Conservative Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Conservative Allocation Fund’s Class A shares returned 8.33%, without sales charges, for the 12-month period ended September 30, 2017, outperforming the 6.72% return of the Conservative Customized Blend Index (the Index) and the 6.15% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What worked?

•	The Fund benefited as all of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within equities, a large majority of the underlying funds outperformed their respective benchmark indexes, which added to the Fund’s performance.

•

Non-benchmark positions in high-yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results. (The shorter the duration of a bond, the less its sensitivity to interest-rate movements.)

What didn’t work?

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•	Non-benchmark positions in natural resources stocks, which lagged the overall equity market, detracted from results.

•	Exposure to the Prudential Government Income Fund hindered the Fund’s returns, as it was the only underlying fund that had negative performance during the period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	23

Prudential Moderate Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Moderate Allocation Fund’s Class A shares returned 12.99%, without sales charges, for the 12-month period ended September 30, 2017, outperforming the 11.25% return of the Moderate Customized Blend Index (the Index) and the 10.08% return of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

What worked?

•	The Fund benefited as all of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within equities, a large majority of the underlying funds outperformed their respective benchmark indexes, which added to the Fund’s performance.

•

Non-benchmark positions in high-yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results. (The shorter the duration of a bond, the less its sensitivity to interest-rate movements.)

What didn’t work?

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•	Non-benchmark positions in natural resources stocks, which lagged the overall equity market, detracted from results.

•	Exposure to the Prudential Government Income Fund hindered the Fund’s returns, as it was the only underlying fund that had negative performance during the period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

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Prudential Growth Allocation Fund

Strategy and Performance Overview

How did the Fund perform?

The Prudential Growth Allocation Fund’s Class A shares returned 17.88% for the 12-month period ended September 30, 2017, outperforming the 15.97% return of the Growth Customized Blend Index (the Index) and the 16.69% return of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average.

What worked?

•	The Fund benefited as all of the underlying fixed income funds outpaced their respective benchmark indexes.

•	Within equities, a large majority of the underlying funds outperformed their respective benchmark indexes, which added to the Fund’s performance.

•

Non-benchmark positions in high-yield corporate bonds, as well as a strategic overweight in shorter-duration bonds, bolstered results. (The shorter the duration of a bond, the less its sensitivity to interest-rate movements.)

What didn’t work?

•	Strategic overweights in value stocks, as well as in small-cap and mid-cap stocks, hurt returns as these segments trailed the overall equity market.

•	Non-benchmark positions in natural resources stocks, which lagged the overall equity market, detracted from results.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	25

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 held through the six-month period ended September 30, 2017. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,051.20	1.36%	$6.99
	Hypothetical	$1,000.00	$1,018.25	1.36%	$6.88
Class B	Actual	$1,000.00	$1,047.50	2.12%	$10.88
	Hypothetical	$1,000.00	$1,014.44	2.12%	$10.71
Class C	Actual	$1,000.00	$1,047.40	2.11%	$10.83
	Hypothetical	$1,000.00	$1,014.49	2.11%	$10.66
Class R	Actual	$1,000.00	$1,050.50	1.61%	$8.28
	Hypothetical	$1,000.00	$1,017.00	1.61%	$8.14
Class Z	Actual	$1,000.00	$1,052.40	1.11%	$5.71
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62

Prudential Asset Allocation Funds	27

Fees and Expenses (continued)

Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,070.40	1.38%	$7.16
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98
Class B	Actual	$1,000.00	$1,065.90	2.14%	$11.08
	Hypothetical	$1,000.00	$1,014.34	2.14%	$10.81
Class C	Actual	$1,000.00	$1,065.90	2.13%	$11.03
	Hypothetical	$1,000.00	$1,014.39	2.13%	$10.76
Class R	Actual	$1,000.00	$1,068.60	1.57%	$8.14
	Hypothetical	$1,000.00	$1,017.20	1.57%	$7.94
Class Z	Actual	$1,000.00	$1,071.00	1.13%	$5.87
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,090.60	1.45%	$7.60
	Hypothetical	$1,000.00	$1,017.80	1.45%	$7.33
Class B	Actual	$1,000.00	$1,086.80	2.21%	$11.56
	Hypothetical	$1,000.00	$1,013.99	2.21%	$11.16
Class C	Actual	$1,000.00	$1,086.70	2.20%	$11.51
	Hypothetical	$1,000.00	$1,014.04	2.20%	$11.11
Class R	Actual	$1,000.00	$1,089.50	1.70%	$8.90
	Hypothetical	$1,000.00	$1,016.55	1.70%	$8.59
Class Z	Actual	$1,000.00	$1,092.50	1.20%	$6.29
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

28	Visit our website at pgiminvestments.com

Prudential Conservative Allocation Fund

Schedule of Investments

as of September 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	919,652	$9,113,753
Prudential Global Real Estate Fund (Class Q)	262,843	6,384,456
Prudential Government Income Fund (Class Q)	794,998	7,584,285
Prudential High Yield Fund (Class Q)	467,683	2,609,669
Prudential Jennison 20/20 Focus Fund (Class Q)	70,750	1,300,389
Prudential Jennison Equity Opportunity Fund (Class Q)	119,722	2,597,968
Prudential Jennison Growth Fund (Class Q)*	84,962	3,254,029
Prudential Jennison International Opportunities Fund (Class Q)	319,047	5,347,222
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	45,634	1,887,875
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	3,844	144,262
Prudential Jennison Small Company Fund, Inc. (Class Q)	178,834	4,876,811
Prudential Jennison Value Fund (Class Q)	126,580	2,596,163
Prudential QMA International Equity Fund (Class Q)	1,005,353	7,932,236
Prudential QMA Large-Cap Core Equity Fund (Class Q)	269,224	4,937,573
Prudential QMA Long-Short Equity Fund (Class Q)*	312,077	3,888,483
Prudential QMA Mid-Cap Value Fund (Class Q)	35,055	788,040
Prudential QMA Small-Cap Value Fund (Class Q)	70,937	1,575,505
Prudential QMA Strategic Value Fund (Class Q)	490,710	7,139,825
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	3,664,641	35,583,667
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	58,749	651,525
Prudential Total Return Bond Fund (Class Q)	1,243,675	18,095,478

TOTAL LONG-TERM INVESTMENTS (cost $106,187,182)		128,289,214

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $920,307)	920,307	920,307

TOTAL INVESTMENTS 99.8% (cost $107,107,489)(w)		129,209,521
Other assets in excess of liabilities 0.2%		258,888

NET ASSETS 100.0%		$129,468,409

The following abbreviation is used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	29

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$129,209,521	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Investment Allocations:

Short-Term Bond	24.1%
Intermediate Term Bond	22.0
U.S. Small/Mid-Cap	10.8
High Yield Bond	10.8
International Equity	10.4
U.S. Large-Cap Value	7.5
U.S. Large-Cap Growth	5.6
Global Real Estate	4.9
Long Short	3.0

99.1
Short-Term Investment	0.7
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

30

Prudential Moderate Allocation Fund

Schedule of Investments

as of September 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	846,583	$8,389,642
Prudential Global Real Estate Fund (Class Q)	340,730	8,276,327
Prudential Government Income Fund (Class Q)	485,342	4,630,165
Prudential High Yield Fund (Class Q)	302,495	1,687,924
Prudential Jennison 20/20 Focus Fund (Class Q)	183,690	3,376,217
Prudential Jennison Equity Opportunity Fund (Class Q)	309,859	6,723,943
Prudential Jennison Growth Fund (Class Q)*	149,815	5,737,901
Prudential Jennison International Opportunities Fund (Class Q)	615,199	10,310,727
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	107,676	4,454,549
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	4,969	186,499
Prudential Jennison Small Company Fund, Inc. (Class Q)	385,275	10,506,439
Prudential Jennison Value Fund (Class Q)	310,790	6,374,293
Prudential QMA International Equity Fund (Class Q)	1,961,736	15,478,098
Prudential QMA Large-Cap Core Equity Fund (Class Q)	805,759	14,777,624
Prudential QMA Long-Short Equity Fund (Class Q)*	537,467	6,696,845
Prudential QMA Mid-Cap Value Fund (Class Q)	123,207	2,769,688
Prudential QMA Small-Cap Value Fund (Class Q)	171,115	3,800,472
Prudential QMA Strategic Value Fund (Class Q)	921,985	13,414,876
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	2,242,224	21,771,995
Prudential Total Return Bond Fund (Class Q)	1,151,007	16,747,155

TOTAL LONG-TERM INVESTMENTS (cost $123,843,556)		166,111,379

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $1,149,193)	1,149,193	1,149,193

TOTAL INVESTMENTS 99.8% (cost $124,992,749)(w)		167,260,572
Other assets in excess of liabilities 0.2%		340,357

NET ASSETS 100.0%		$167,600,929

The following abbreviation is used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	31

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$167,260,572	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Investment Allocations:

U.S. Small/Mid Cap	19.0%
International Equity	15.9
Intermediate Term Bond	13.4
U.S. Large-Cap Value	13.4
Short-Term Bond	12.3
U.S. Large-Cap Growth	10.1
High Yield Bond	6.1
Global Real Estate	4.9
Long Short	4.0

99.1
Short-Term Investment	0.7
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

32

Prudential Growth Allocation Fund

Schedule of Investments

as of September 30, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	85,513	$847,438
Prudential Global Real Estate Fund (Class Q)	213,253	5,179,917
Prudential High Yield Fund (Class Q)	93,169	519,882
Prudential Jennison 20/20 Focus Fund (Class Q)	172,019	3,161,703
Prudential Jennison Equity Opportunity Fund (Class Q)	339,010	7,356,523
Prudential Jennison Growth Fund (Class Q)*	118,495	4,538,357
Prudential Jennison International Opportunities Fund (Class Q)	617,792	10,354,191
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	81,481	3,370,851
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,837	106,473
Prudential Jennison Small Company Fund, Inc. (Class Q)	333,894	9,105,293
Prudential Jennison Value Fund (Class Q)	243,432	4,992,782
Prudential QMA International Equity Fund (Class Q)	1,960,121	15,465,354
Prudential QMA Large-Cap Core Equity Fund (Class Q)	635,277	11,650,975
Prudential QMA Long-Short Equity Fund (Class Q)*	420,975	5,245,350
Prudential QMA Mid-Cap Value Fund (Class Q)	75,081	1,687,823
Prudential QMA Small-Cap Value Fund (Class Q)	139,525	3,098,850
Prudential QMA Strategic Value Fund (Class Q)	810,496	11,792,723
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	171,688	1,667,095
Prudential Total Return Bond Fund (Class Q)	263,678	3,836,517

TOTAL LONG-TERM INVESTMENTS (cost $73,509,608)		103,978,097

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $953,854)	953,854	953,854

TOTAL INVESTMENTS 100.0% (cost $74,463,462) (w)		104,931,951
Liabilities in excess of other assets (0.0)%		(50,855)

NET ASSETS 100.0%		$104,881,096

The following abbreviation is used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	33

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$104,931,951	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Investment Allocations:

U.S. Small/Mid Cap	25.7%
International Equity	25.4
U.S. Large-Cap Value	18.2
U.S. Large-Cap Growth	13.3
Long Short	5.0
Global Real Estate	4.9
Intermediate Term Bond	3.6
Short-Term Bond	1.6
High Yield Bond	1.4

99.1
Short-Term Investment	0.9
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

34

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Prudential Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Affiliated investments (cost $107,107,489)	$129,209,521
Receivable for investments sold	507,732
Dividends receivable	182,695
Receivable for Fund shares sold	92,696
Prepaid expenses	930

Total Assets	129,993,574

Liabilities
Payable for investments purchased	303,073
Payable for Fund shares reacquired	106,193
Accrued expenses and other liabilities	52,599
Distribution fee payable	46,500
Affiliated transfer agent fee payable	11,495
Management fee payable	5,305

Total Liabilities	525,165

Net Assets	$129,468,409

Net assets were comprised of:
Common stock, at par	$9,890
Paid-in capital in excess of par	105,208,102

105,217,992
Undistributed net investment income	601,679
Accumulated net realized gain on investment transactions	1,546,706
Net unrealized appreciation on investments	22,102,032

Net assets, September 30, 2017	$129,468,409

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share
($86,890,499 ÷ 6,631,088 shares of common stock issued and outstanding)	$13.10
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.86

Class B
Net asset value, offering price and redemption price per share
($7,892,349 ÷ 605,383 shares of common stock issued and outstanding)	$13.04

Class C
Net asset value, offering price and redemption price per share
($26,446,805 ÷ 2,027,734 shares of common stock issued and outstanding)	$13.04

Class R
Net asset value, offering price and redemption price per share
($153,031 ÷ 11,638 shares of common stock issued and outstanding)	$13.15

Class Z
Net asset value, offering price and redemption price per share
($8,085,725 ÷ 614,123 shares of common stock issued and outstanding)	$13.17

See Notes to Financial Statements.

Prudential Asset Allocation Funds	37

Prudential Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Affiliated investments (cost $124,992,749)	$167,260,572
Receivable for investments sold	1,140,000
Dividends receivable	133,400
Receivable for Fund shares sold	51,486
Prepaid expenses	931

Total Assets	168,586,389

Liabilities
Payable for investments purchased	742,307
Payable for Fund shares reacquired	101,348
Accrued expenses and other liabilities	59,549
Distribution fee payable	58,835
Affiliated transfer agent fee payable	19,424
Management fee payable	3,997

Total Liabilities	985,460

Net Assets	$167,600,929

Net assets were comprised of:
Common stock, at par	$11,045
Paid-in capital in excess of par	121,654,726

121,665,771
Undistributed net investment income	673,415
Accumulated net realized gain on investment transactions	2,993,920
Net unrealized appreciation on investments	42,267,823

Net assets, September 30, 2017	$167,600,929

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share
($124,808,090 ÷ 8,204,651 shares of common stock issued and outstanding)	$15.21
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price to public	$16.10

Class B
Net asset value, offering price and redemption price per share
($13,495,937 ÷ 896,616 shares of common stock issued and outstanding)	$15.05

Class C
Net asset value, offering price and redemption price per share
($25,764,624 ÷ 1,712,136 shares of common stock issued and outstanding)	$15.05

Class R
Net asset value, offering price and redemption price per share
($50,942 ÷ 3,372 shares of common stock issued and outstanding)	$15.11

Class Z
Net asset value, offering price and redemption price per share
($3,481,336 ÷ 228,454 shares of common stock issued and outstanding)	$15.24

See Notes to Financial Statements.

Prudential Asset Allocation Funds	39

Prudential Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Affiliated investments (cost $74,463,462)	$104,931,951
Receivable for investments sold	755,000
Dividends receivable	18,750
Receivable for Fund shares sold	16,325
Due from Manager	6,327
Prepaid expenses	930

Total Assets	105,729,283

Liabilities
Payable for investments purchased	649,307
Payable for Fund shares reacquired	89,856
Accrued expenses and other liabilities	55,412
Distribution fee payable	35,446
Affiliated transfer agent fee payable	18,166

Total Liabilities	848,187

Net Assets	$104,881,096

Net assets were comprised of:
Common stock, at par	$5,862
Paid-in capital in excess of par	73,097,818

73,103,680
Undistributed net investment income	199,751
Accumulated net realized gain on investment transactions	1,109,176
Net unrealized appreciation on investments	30,468,489

Net assets, September 30, 2017	$104,881,096

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share
($78,918,774 ÷ 4,367,871 shares of common stock issued and outstanding)	$18.07
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price to public	$19.12

Class B
Net asset value, offering price and redemption price per share
($9,205,310 ÷ 532,787 shares of common stock issued and outstanding)	$17.28

Class C
Net asset value, offering price and redemption price per share
($14,517,094 ÷ 839,192 shares of common stock issued and outstanding)	$17.30

Class R
Net asset value, offering price and redemption price per share
($29,354 ÷ 1,639 shares of common stock issued and outstanding)	$17.91

Class Z
Net asset value, offering price and redemption price per share
($2,210,564 ÷ 120,765 shares of common stock issued and outstanding)	$18.30

See Notes to Financial Statements.

Prudential Asset Allocation Funds	41

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2017

Net Investment Income (Loss)
Affiliated dividend income	$2,800,035

Expenses
Management fee	227,430
Distribution fee—Class A	248,284
Distribution fee—Class B	121,864
Distribution fee—Class C	270,687
Distribution fee—Class R	1,019
Transfer agent’s fees and expenses (including affiliated expense of $59,300)	155,000
Custodian and accounting fees	80,000
Registration fees	71,000
Audit fee	26,000
Shareholders’ reports	18,000
Legal fees and expenses	17,000
Directors’ fees	11,000
Miscellaneous	10,824

Total expenses	1,258,108

Less: Expense subsidy	(17,735)
Distribution fee waiver—Class A	(41,381)
Distribution fee waiver—Class R	(340)

Net expenses	1,198,652

Net investment income (loss)	1,601,383

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	2,065,233
Net capital gain distributions received	1,872,021

3,937,254

Net change in unrealized appreciation (depreciation) on investments	4,538,476

Net gain (loss) on investment transactions	8,475,730

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,077,113

See Notes to Financial Statements.

42

Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2017

Net Investment Income (Loss)
Affiliated dividend income	$2,835,559

Expenses
Management fee	285,840
Distribution fee—Class A	343,576
Distribution fee—Class B	194,801
Distribution fee—Class C	269,240
Distribution fee—Class R	115
Transfer agent’s fees and expenses (including affiliated expense of $99,800)	224,000
Custodian and accounting fees	79,000
Registration fees	72,000
Audit fee	26,000
Shareholders’ reports	21,000
Legal fees and expenses	20,000
Directors’ fees	11,000
Miscellaneous	10,255

Total expenses	1,556,827

Less: Expense subsidy	(12,132)
Distribution fee waiver—Class A	(57,264)
Distribution fee waiver—Class R	(38)

Net expenses	1,487,393

Net investment income (loss)	1,348,166

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	2,935,444
Net capital gain distributions received	3,742,657

6,678,101

Net change in unrealized appreciation (depreciation) on investments	11,749,432

Net gain (loss) on investment transactions	18,427,533

Net Increase (Decrease) In Net Assets Resulting From Operations	$19,775,699

See Notes to Financial Statements.

Prudential Asset Allocation Funds	43

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2017

Net Investment Income (Loss)
Affiliated dividend income	$1,282,110

Expenses
Management fee	168,757
Distribution fee—Class A	212,486
Distribution fee—Class B	111,196
Distribution fee—Class C	133,105
Distribution fee—Class R	195
Transfer agent’s fees and expenses (including affiliated expense of $92,300)	185,000
Custodian and accounting fees	77,000
Registration fees	71,000
Audit fee	27,000
Legal fees and expenses	20,000
Directors’ fees	11,000
Shareholders’ reports	10,000
Miscellaneous	12,840

Total expenses	1,039,579

Less: Expense subsidy	(134,938)
Distribution fee waiver—Class A	(35,415)
Distribution fee waiver—Class R	(65)

Net expenses	869,161

Net investment income (loss)	412,949

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	1,396,557
Net capital gain distributions received	2,860,032

4,256,589

Net change in unrealized appreciation (depreciation) on investments	11,303,894

Net gain (loss) on investment transactions	15,560,483

Net Increase (Decrease) In Net Assets Resulting From Operations	$15,973,432

See Notes to Financial Statements.

44

Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,601,383	$1,567,044
Net realized gain (loss) on investment transactions	2,065,233	(2,112,961)
Net capital gain distributions received	1,872,021	3,170,232
Net change in unrealized appreciation (depreciation) on investments	4,538,476	6,008,273

Net increase (decrease) in net assets resulting from operations	10,077,113	8,632,588

Dividends and Distributions
Dividends from net investment income
Class A	(1,329,492)	(1,378,069)
Class B	(115,917)	(259,712)
Class C	(232,637)	(305,974)
Class R	(1,762)	(1,462)
Class Z	(142,125)	(128,099)

	(1,821,933)	(2,073,316)

Distributions from net realized gains and capital gain distributions received
Class A	(897,459)	(3,963,183)
Class B	(152,058)	(1,326,261)
Class C	(300,939)	(1,556,854)
Class R	(1,440)	(4,783)
Class Z	(82,721)	(320,891)

	(1,434,617)	(7,171,972)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	12,950,865	27,728,528
Net asset value of shares issued in reinvestment of dividends and distributions	3,125,805	8,541,312
Cost of shares reacquired	(30,786,101)	(39,293,635)

Net increase (decrease) in net assets from Fund share transactions	(14,709,431)	(3,023,795)

Total increase (decrease)	(7,888,868)	(3,636,495)

Net Assets:
Beginning of year	137,357,277	140,993,772

End of year(a)	$129,468,409	$137,357,277

(a) Includes undistributed net investment income of:	$601,679	$294,235

See Notes to Financial Statements.

Prudential Asset Allocation Funds	45

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,348,166	$1,076,720
Net realized gain (loss) on investment transactions	2,935,444	(2,723,632)
Net capital gain distributions received	3,742,657	6,182,151
Net change in unrealized appreciation (depreciation) on investments	11,749,432	7,584,017

Net increase (decrease) in net assets resulting from operations	19,775,699	12,119,256

Dividends and Distributions
Dividends from net investment income
Class A	(1,266,793)	(1,482,352)
Class B	(97,019)	(258,894)
Class C	(124,143)	(227,324)
Class R	(79)	(47)
Class Z	(38,832)	(65,766)

	(1,526,866)	(2,034,383)

Distributions from net realized gains and capital gain distributions received
Class A	(2,451,148)	(6,166,331)
Class B	(483,523)	(2,224,171)
Class C	(618,707)	(1,952,947)
Class R	(193)	(239)
Class Z	(62,254)	(233,128)

	(3,615,825)	(10,576,816)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	14,504,912	11,792,383
Net asset value of shares issued in reinvestment of dividends and distributions	4,977,834	12,128,699
Cost of shares reacquired	(29,688,388)	(29,662,108)

Net increase (decrease) in net assets from Fund share transactions	(10,205,642)	(5,741,026)

Total increase (decrease)	4,427,366	(6,232,969)

Net Assets:
Beginning of year	163,173,563	169,406,532

End of year(a)	$167,600,929	$163,173,563

(a) Includes undistributed net investment income of:	$673,415	$—

See Notes to Financial Statements.

46

Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$412,949	$238,792
Net realized gain (loss) on investment transactions	1,396,557	(1,891,066)
Net capital gain distributions received	2,860,032	4,583,473
Net change in unrealized appreciation (depreciation) on investments	11,303,894	4,816,236

Net increase (decrease) in net assets resulting from operations	15,973,432	7,747,435

Dividends and Distributions
Dividends from net investment income
Class A	(720,738)	(599,248)
Class B	(50,040)	(46,741)
Class C	(54,686)	(32,631)
Class R	(210)	(24)
Class Z	(23,756)	(24,860)

	(849,430)	(703,504)

Distributions from net realized gains and capital gain distributions received
Class A	(1,903,452)	(5,198,938)
Class B	(346,254)	(1,592,057)
Class C	(378,406)	(1,111,445)
Class R	(712)	(283)
Class Z	(51,505)	(171,108)

	(2,680,329)	(8,073,831)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	9,325,472	9,248,590
Net asset value of shares issued in reinvestment of dividends and distributions	3,441,557	8,531,587
Cost of shares reacquired	(13,035,435)	(13,852,245)

Net increase (decrease) in net assets from Fund share transactions	(268,406)	3,927,932

Total increase (decrease)	12,175,267	2,898,032

Net Assets:
Beginning of year	92,705,829	89,807,797

End of year(a)	$104,881,096	$92,705,829

(a) Includes undistributed net investment income of:	$199,751	$—

See Notes to Financial Statements.

Prudential Asset Allocation Funds	47

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Balanced Fund, Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified funds. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The investment objective of the Conservative Allocation Fund is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Fund is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Fund is long-term capital appreciation. Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

1. Accounting Policies

The Allocation Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Allocation Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Allocation Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Allocation Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

48

Various inputs determine how each Allocation Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual and such expenses exclude those of the underlying portfolios. Expenses on the underlying portfolios are reflected in the net asset values of those funds. The Company’s expenses are allocated to the respective portfolio on the basis of relative net assets except the expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the policy of each of the Allocation Funds to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on

Prudential Asset Allocation Funds	49

Notes to Financial Statements (continued)

foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Conservative Allocation Fund expects to pay dividends from net investment income quarterly and distributions from net realized gains, if any, annually. The Moderate Allocation Fund and the Growth Allocation Fund expect to pay dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Allocation Funds, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

Effective July 1, 2017, the management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .10% of each of the Allocation Funds’ average daily net assets up to $5 billion and 0.08% of average daily net assets in excess of $5 billion. Prior to July 1, 2017, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets up to $5 billion and .175% of average daily net assets in excess of $5 billion. The effective management fee rate, before any waivers and/or expense reimbursement were .18%, .17% and .17% for the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively, for the year ended September 30, 2017. The effective management fee rates net of waivers and/or expense

50

reimbursement were .16%, .17% and .03% for the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Effective July 1, 2017, PGIM Investments has contractually agreed through January 31, 2019 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Allocation Funds to .35% of each Allocation Funds’ average daily net assets. Prior to July 1, 2017, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Allocation Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Distribution Plans, the Allocation Funds compensate PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2019 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2017. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$156,661
Moderate Allocation Fund	225,621
Growth Allocation Fund	199,145

Prudential Asset Allocation Funds	51

Notes to Financial Statements (continued)

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2017. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$3	$8,303	$2,126
Moderate Allocation Fund	—	9,645	2,727
Growth Allocation Fund	178	7,078	700

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2017 no such transactions were entered into by the Allocation Funds.

The Allocation Funds may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Allocation Funds also invest in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

52

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended September 30, 2017, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Conservative Allocation Fund	$22,150,020	$36,691,732
Moderate Allocation Fund	31,576,866	41,966,000
Growth Allocation Fund	21,792,907	22,405,000

A summary of the aggregate cost of purchases and proceeds from sales of shares of affiliated mutual funds, other than short-term investments, dividend income and capital gain distributions received for the year ended September 30, 2017 is presented as follows:

Prudential Asset Allocation Funds	53

Notes to Financial Statements (continued)

Conservative Allocation Fund:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Exchange	Proceeds from Sales	Change in Unrealized Gain (Loss)
Prudential Absolute Return Bond Fund (Class Q)	$5,509,109	$4,213,658	$—	$(923,000)	$316,024
Prudential Global Real Estate Fund (Class Q)	6,872,587	393,355	—	(720,000)	(246,741)
Prudential Government Income Fund (Class Q)	9,738,162	629,485	—	(2,510,000)	(349,992)
Prudential High Yield Fund (Class Q)	2,763,355	177,988	—	(390,000)	41,233
Prudential Jennison 20/20 Focus Fund (Class Q)	1,401,394	136,817	—	(390,000)	119,149
Prudential Jennison Equity Opportunity Fund (Class Q)	2,787,531	327,419	—	(770,000)	122,836
Prudential Jennison Growth Fund (Class Q)	—	25,000	2,151,198	—	1,077,831
Prudential Jennison Growth Fund (Class Z)	3,132,157	1,179,004	(2,151,198)	(1,755,000)	(478,813)
Prudential Jennison International Opportunities Fund (Class Q)	5,527,556	599,761	—	(2,070,000)	1,164,648
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	2,100,579	266,379	—	(685,000)	39,398
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	24,976	253,135	—	(135,000)	4,667
Prudential Jennison Small Company Fund, Inc. (Class Q)	4,847,150	786,397	—	(1,395,000)	648,893
Prudential Jennison Value Fund (Class Q)	1,412,402	1,354,971	—	(360,000)	90,731
Prudential QMA International Equity Fund (Class Q)	—	174,999	5,958,015	(1,733,000)	3,174,686
Prudential QMA International Equity Fund (Class Z)	8,268,364	341,846	(5,958,015)	(550,000)	(2,142,677)
Prudential QMA Large-Cap Core Equity Fund (Class Q)	—	135,000	2,995,149	(723,000)	2,438,159
Prudential QMA Large-Cap Core Equity Fund (Class Z)	5,272,822	293,913	(2,995,149)	(680,000)	(1,947,078)
Prudential QMA Long-Short Equity Fund (Class Q)	—	—	3,588,009	(183,000)	467,330
Prudential QMA Long-Short Equity Fund (Class Z)	4,157,607	201,421	(3,588,009)	(625,000)	(172,397)
Prudential QMA Mid-Cap Value Fund (Class Q)	3,113,109	202,979	—	(2,816,000)	(431,814)
Prudential QMA Small-Cap Value Fund (Class Q)	1,384,793	1,910,421	—	(2,048,000)	344,480
Prudential QMA Strategic Value Fund (Class Q)	—	633,719	5,442,761	(638,732)	1,694,371
Prudential QMA Strategic Value Fund (Class Z)	7,593,704	637,866	(5,442,761)	(1,830,000)	(1,026,096)
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	33,544,750	5,894,527	—	(3,851,000)	117,607
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	700,630	17,956	—	(60,000)	(10,623)
Prudential Total Return Bond Fund (Class Q)	26,074,480	1,362,004	—	(8,851,000)	(517,336)

	$136,227,217	$22,150,020	$—	$(36,691,732)	$4,538,476

54

Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$(2,038)	$9,113,753	919,652	$223,820	$—
85,255	6,384,456	262,843	190,546	77,810
76,630	7,584,285	794,998	141,715	38,162
17,093	2,609,669	467,683	168,504	—
33,029	1,300,389	70,750	2,752	104,064
130,182	2,597,968	119,722	27,984	164,435
—	3,254,029	84,962	—	—
73,850	—	—	—	108,003
125,257	5,347,222	319,047	15,761	—
166,519	1,887,875	45,634	—	116,380
(3,516)	144,262	3,844	3,135	—
(10,629)	4,876,811	178,834	43,500	197,898
98,059	2,596,163	126,580	20,437	39,535
357,536	7,932,236	1,005,353	—	—
40,482	—	—	176,846	—
92,265	4,937,573	269,224	—	—
55,492	—	—	55,961	197,953
16,144	3,888,483	312,077	—	—
26,378	—	—	—	61,420
719,766	788,040	35,055	24,689	28,290
(16,189)	1,575,505	70,937	43,817	6,604
7,706	7,139,825	490,710	15,527	363,193
67,287	—	—	103,140	181,725
(122,217)	35,583,667	3,664,641	944,021	—
3,562	651,525	58,749	18,010	—
27,330	18,095,478	1,243,675	567,514	186,549

$2,065,233	$128,289,214		$2,787,679	$1,872,021

Prudential Asset Allocation Funds	55

Notes to Financial Statements (continued)

Moderate Allocation Fund:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Exchange	Proceeds from Sales	Change in Unrealized Gain (Loss)
Prudential Absolute Return Bond Fund (Class Q)	$3,283,950	$5,398,396	$—	$(588,000)	$296,498
Prudential Global Real Estate Fund (Class Q)	8,148,068	853,921	—	(560,000)	(178,382)
Prudential Government Income Fund (Class Q)	4,889,394	573,656	—	(690,000)	(143,955)
Prudential High Yield Fund (Class Q)	1,664,755	181,308	—	(195,000)	31,932
Prudential Jennison 20/20 Focus Fund (Class Q)	3,290,333	398,343	—	(700,000)	350,944
Prudential Jennison Equity Opportunity Fund (Class Q)	6,597,417	802,080	—	(1,295,000)	397,675
Prudential Jennison Growth Fund (Class Q)	—	34,999	3,607,978	—	2,094,924
Prudential Jennison Growth Fund (Class Z)	4,952,479	2,908,093	(3,607,978)	(3,410,000)	(1,061,324)
Prudential Jennison International Opportunities Fund (Class Q)	9,816,788	1,472,055	—	(3,490,000)	2,280,643
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	4,954,150	405,765	—	(1,420,000)	50,957
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	51,570	308,952	—	(175,000)	5,289
Prudential Jennison Small Company Fund, Inc. (Class Q)	9,439,756	1,797,014	—	(2,050,000)	1,302,083
Prudential Jennison Value Fund (Class Q)	4,942,754	1,588,051	—	(825,000)	643,982
Prudential QMA International Equity Fund (Class Q)	—	425,000	11,353,193	(2,919,000)	6,087,997
Prudential QMA International Equity Fund (Class Z)	14,696,424	1,000,353	(11,353,193)	(475,000)	(3,931,927)
Prudential QMA Large-Cap Core Equity Fund (Class Q)	—	209,999	9,558,590	(2,015,000)	6,805,932
Prudential QMA Large-Cap Core Equity Fund (Class Z)	14,856,370	1,005,763	(9,558,590)	(1,200,000)	(5,089,872)
Prudential QMA Long-Short Equity Fund (Class Q)	—	70,000	6,057,074	(235,000)	796,698
Prudential QMA Long-Short Equity Fund (Class Z)	6,560,086	447,577	(6,057,074)	(710,000)	(265,760)
Prudential QMA Mid-Cap Value Fund (Class Q)	5,744,717	323,221	—	(3,848,000)	(264,585)
Prudential QMA Small-Cap Value Fund (Class Q)	2,470,875	4,176,731	—	(3,523,000)	806,549
Prudential QMA Strategic Value Fund (Class Q)	—	1,087,074	9,937,500	(886,000)	3,273,132
Prudential QMA Strategic Value Fund (Class Z)	13,110,048	1,068,808	(9,937,500)	(2,275,000)	(2,160,570)
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	21,191,678	2,761,062	—	(2,171,000)	59,949
Prudential Total Return Bond Fund (Class Q)	21,154,025	2,278,645	—	(6,311,000)	(439,377)

	$161,815,637	$31,576,866	$—	$(41,966,000)	$11,749,432

56

Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$(1,202)	$8,389,642	846,583	$198,270	$—
12,720	8,276,327	340,730	238,492	97,429
1,070	4,630,165	485,342	85,820	22,986
4,929	1,687,924	302,495	106,597	—
36,597	3,376,217	183,690	6,966	263,377
221,771	6,723,943	309,859	70,110	411,970
—	5,737,901	149,815	—	—
218,730	—	—	—	179,093
231,241	10,310,727	615,199	29,055	—
463,677	4,454,549	107,676	—	290,765
(4,312)	186,499	4,969	3,952	—
17,586	10,506,439	385,275	89,562	407,453
24,506	6,374,293	310,790	76,012	147,040
530,908	15,478,098	1,961,736	—	—
63,343	—	—	325,352	—
218,103	14,777,624	805,759	—	—
(13,671)	—	—	166,564	589,198
8,073	6,696,845	537,467	—	—
25,171	—	—	—	102,577
814,335	2,769,688	123,207	43,442	49,779
(130,683)	3,800,472	171,115	88,406	13,325
3,170	13,414,876	921,985	28,579	668,495
194,214	—	—	187,843	330,965
(69,694)	21,771,995	2,242,224	569,701	—
64,862	16,747,155	1,151,007	506,961	168,205

$2,935,444	$166,111,379		$2,821,684	$3,742,657

Prudential Asset Allocation Funds	57

Notes to Financial Statements (continued)

Growth Allocation Fund:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Exchange	Proceeds from Sales	Change in Unrealized Gain (Loss)
Prudential Absolute Return Bond Fund (Class Q)	$471,677	$368,992	$—	$(10,000)	$16,842
Prudential Global Real Estate Fund (Class Q)	4,620,618	704,627	—	(65,000)	(77,519)
Prudential High Yield Fund (Class Q)	472,524	106,366	—	(70,000)	11,747
Prudential Jennison 20/20 Focus Fund (Class Q)	2,795,153	351,731	—	(340,000)	348,429
Prudential Jennison Equity Opportunity Fund (Class Q)	6,527,068	953,291	—	(770,000)	575,024
Prudential Jennison Growth Fund (Class Q)	—	65,000	3,039,888	—	1,433,469
Prudential Jennison Growth Fund (Class Z)	3,262,175	2,324,723	(3,039,888)	(2,025,000)	(675,703)
Prudential Jennison International Opportunities Fund (Class Q)	8,806,332	1,666,777	—	(2,560,000)	2,292,732
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	3,499,253	302,701	—	(820,000)	346,240
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	61,007	162,382	—	(115,000)	1,773
Prudential Jennison Small Company Fund, Inc. (Class Q)	7,673,338	1,334,155	—	(1,030,000)	1,137,603
Prudential Jennison Value Fund (Class Q)	3,039,633	1,864,463	—	(345,000)	364,407
Prudential QMA International Equity Fund (Class Q)	—	735,000	11,260,270	(2,090,000)	5,377,164
Prudential QMA International Equity Fund (Class Z)	13,403,564	965,484	(11,260,270)	(200,000)	(2,913,382)
Prudential QMA Large-Cap Core Equity Fund (Class Q)	—	389,999	6,811,504	(775,000)	5,178,753
Prudential QMA Large-Cap Core Equity Fund (Class Z)	10,517,953	540,017	(6,811,504)	(470,000)	(3,804,670)
Prudential QMA Long-Short Equity Fund (Class Q)	—	160,000	4,556,138	(70,000)	598,500
Prudential QMA Long-Short Equity Fund (Class Z)	4,637,550	333,571	(4,556,138)	(235,000)	(182,311)
Prudential QMA Mid-Cap Value Fund (Class Q)	4,192,417	324,029	—	(3,230,000)	(59,141)
Prudential QMA Small-Cap Value Fund (Class Q)	1,862,156	3,296,552	—	(2,585,000)	455,340
Prudential QMA Strategic Value Fund (Class Q)	—	1,066,698	8,603,255	(465,000)	2,598,415
Prudential QMA Strategic Value Fund (Class Z)	10,486,671	1,143,805	(8,603,255)	(1,525,000)	(1,632,762)
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	282,274	1,764,272	—	(390,000)	16,732
Prudential Total Return Bond Fund (Class Q)	5,278,376	868,272	—	(2,220,000)	(103,788)

	$91,889,739	$21,792,907	$—	$(22,405,000)	$11,303,894

58

Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$(73)	$847,438	85,513	$14,002	$—
(2,809)	5,179,917	213,253	138,752	55,875
(755)	519,882	93,169	31,437	—
6,390	3,161,703	172,019	5,971	225,760
71,140	7,356,523	339,010	70,286	413,006
—	4,538,357	118,495	—	—
153,693	—	—	—	119,723
148,350	10,354,191	617,792	26,776	—
42,657	3,370,851	81,481	—	207,701
(3,689)	106,473	2,837	2,381	—
(9,803)	9,105,293	333,894	73,730	335,426
69,279	4,992,782	243,432	47,527	91,937
182,920	15,465,354	1,960,121	—	—
4,604	—	—	305,484	—
45,719	11,650,975	635,277	—	—
28,204	—	—	119,016	421,002
712	5,245,350	420,975	—	—
2,328	—	—	—	73,571
460,518	1,687,823	75,081	32,168	36,860
69,802	3,098,850	139,525	66,525	10,027
(10,645)	11,792,723	810,496	24,054	562,643
130,541	—	—	151,635	267,170
(6,183)	1,667,095	171,688	39,203	—
13,657	3,836,517	263,678	124,351	39,331

$1,396,557	$103,978,097		$1,273,298	$2,860,032

Prudential Asset Allocation Funds	59

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2017, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain
Conservative Allocation Fund(a)	$527,994	$(527,994)
Moderate Allocation Fund(a)	852,115	(852,115)
Growth Allocation Fund(a)	636,232	(636,232)

(a)	Reclassification of distributions.

For the year ended September 30, 2017, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,618,954	$637,596
Moderate Allocation Fund	1,526,866	3,615,825
Growth Allocation Fund	2,790,482	739,277

For the year ended September 30, 2016, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,129,196	$7,116,092
Moderate Allocation Fund	2,226,171	10,385,028
Growth Allocation Fund	724,383	8,052,952

60

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$1,114,147	$1,775,438
Moderate Allocation Fund	1,481,673	2,841,012
Growth Allocation Fund	863,873	821,838

The United States federal income tax basis and the net unrealized appreciation of the Funds’ investments as of September 30, 2017 were as follows:

	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Tax Basis	$107,848,689	$125,648,100	$74,840,246

Gross Unrealized Appreciation	21,941,895	42,000,096	30,093,740
Gross Unrealized Depreciation	(581,063)	(387,624)	(2,035)

Net Unrealized Appreciation	$21,360,832	$41,612,472	$30,091,705

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Allocation Funds offer Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential Asset Allocation Funds	61

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.625 billion shares of common stock, with a par value of $.001 per share, which are divided into six series. Of the Company’s authorized capital stock, 938 million authorized shares have been allocated to the Conservative Allocation Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class Q and Class T common stock, each of which consists of 125 million, 3 million, 25 million, 165 million, 285 million, 285 million and 50 million authorized shares, respectively. Of the Company’s authorized capital stock, 943 million authorized shares have been allocated to the Moderate Allocation Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class Q and Class T common stock, each of which consists of 125 million, 3 million, 25 million, 135 million, 305 million, 300 million and 50 million authorized shares, respectively. Of the Company’s authorized capital stock, 902 million authorized shares have been allocated to the Growth Allocation Fund and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class Q and Class T common stock, each of which consists of 125 million, 2 million, 25 million, 100 million, 300 million, 300 million and 50 million authorized shares, respectively. Each of the Allocation Funds does not have any Class Q shares or Class T shares outstanding.

As of September 30, 2017, PGIM Investments owned 292, 263 and 224 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively. At reporting period end, two, two and two shareholders of record held 45%, 44% and 37% of the Conservative Allocation, Moderate Allocation and Growth Allocation Funds’ outstanding shares, respectively.

62

Transactions in shares of common stock were as follows:

Conservative Allocation Fund

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	727,911	$9,141,833
Shares issued in reinvestment of dividends and distributions	177,708	2,178,051
Shares reacquired	(1,593,151)	(19,938,933)

Net increase (decrease) in shares outstanding before conversion	(687,532)	(8,619,049)
Shares issued upon conversion from other share class(es)	523,463	6,621,416
Shares reacquired upon conversion into other share class(es)	(56,963)	(710,683)

Net increase (decrease) in shares outstanding	(221,032)	$(2,708,316)

Year ended September 30, 2016:
Shares sold	1,697,517	$20,570,532
Shares issued in reinvestment of dividends and distributions	417,351	4,979,388
Shares reacquired	(1,776,935)	(21,476,871)

Net increase (decrease) in shares outstanding before conversion	337,933	4,073,049
Shares issued upon conversion from other share class(es)	817,774	9,959,646
Shares reacquired upon conversion into other share class(es)	(170,108)	(2,057,937)

Net increase (decrease) in shares outstanding	985,599	$11,974,758

Class B
Year ended September 30, 2017:
Shares sold	6,856	$85,528
Shares issued in reinvestment of dividends and distributions	20,045	243,200
Shares reacquired	(205,661)	(2,559,540)

Net increase (decrease) in shares outstanding before conversion	(178,760)	(2,230,812)
Shares reacquired upon conversion into other share class(es)	(518,367)	(6,524,816)

Net increase (decrease) in shares outstanding	(697,127)	$(8,755,628)

Year ended September 30, 2016:
Shares sold	26,898	$323,341
Shares issued in reinvestment of dividends and distributions	121,637	1,443,591
Shares reacquired	(450,540)	(5,466,348)

Net increase (decrease) in shares outstanding before conversion	(302,005)	(3,699,416)
Shares reacquired upon conversion into other share class(es)	(818,565)	(9,922,957)

Net increase (decrease) in shares outstanding	(1,120,570)	$(13,622,373)

Prudential Asset Allocation Funds	63

Notes to Financial Statements (continued)

Conservative Allocation Fund (cont’d.):

Class C	Shares	Amount
Year ended September 30, 2017:
Shares sold	242,521	$3,028,905
Shares issued in reinvestment of dividends and distributions	39,858	484,172
Shares reacquired	(525,532)	(6,573,487)

Net increase (decrease) in shares outstanding before conversion	(243,153)	(3,060,410)
Shares reacquired upon conversion into other share class(es)	(18,549)	(235,434)

Net increase (decrease) in shares outstanding	(261,702)	$(3,295,844)

Year ended September 30, 2016:
Shares sold	454,934	$5,440,412
Shares issued in reinvestment of dividends and distributions	141,187	1,675,516
Shares reacquired	(771,588)	(9,309,151)

Net increase (decrease) in shares outstanding before conversion	(175,467)	(2,193,223)
Shares reacquired upon conversion into other share class(es)	(35,354)	(427,989)

Net increase (decrease) in shares outstanding	(210,821)	$(2,621,212)

Class R
Year ended September 30, 2017:
Shares sold	2,327	$29,287
Shares issued in reinvestment of dividends and distributions	260	3,202
Shares reacquired	(150)	(1,899)

Net increase (decrease) in shares outstanding	2,437	$30,590

Year ended September 30, 2016:
Shares sold	1,915	$23,678
Shares issued in reinvestment of dividends and distributions	522	6,245
Shares reacquired	(1,812)	(22,898)

Net increase (decrease) in shares outstanding	625	$7,025

Class Z
Year ended September 30, 2017:
Shares sold	53,057	$665,312
Shares issued in reinvestment of dividends and distributions	17,618	217,180
Shares reacquired	(135,676)	(1,712,242)

Net increase (decrease) in shares outstanding before conversion	(65,001)	(829,750)
Shares issued upon conversion from other share class(es)	72,711	915,118
Shares reacquired upon conversion into other share class(es)	(5,109)	(65,601)

Net increase (decrease) in shares outstanding	2,601	$19,767

Year ended September 30, 2016:
Shares sold	112,034	$1,370,565
Shares issued in reinvestment of dividends and distributions	36,406	436,572
Shares reacquired	(248,765)	(3,018,367)

Net increase (decrease) in shares outstanding before conversion	(100,325)	(1,211,230)
Shares issued upon conversion from other shares class(es)	201,418	2,449,237

Net increase (decrease) in shares outstanding	101,093	$1,238,007

64

Moderate Allocation Fund

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	783,420	$11,093,144
Shares issued in reinvestment of dividends and distributions	267,043	3,655,812
Shares reacquired	(1,264,081)	(18,007,937)

Net increase (decrease) in shares outstanding before conversion	(213,618)	(3,258,981)
Shares issued upon conversion from other share class(es)	807,581	11,629,593
Shares reacquired upon conversion into other share class(es)	(13,404)	(196,719)

Net increase (decrease) in shares outstanding	580,559	$8,173,893

Year ended September 30, 2016:
Shares sold	611,139	$8,263,316
Shares issued in reinvestment of dividends and distributions	562,569	7,476,540
Shares reacquired	(1,197,334)	(16,221,748)

Net increase (decrease) in shares outstanding before conversion	(23,626)	(481,892)
Shares issued upon conversion from other share class(es)	727,165	9,871,524
Shares reacquired upon conversion into other share class(es)	(14,551)	(198,659)

Net increase (decrease) in shares outstanding	688,988	$9,190,973

Class B
Year ended September 30, 2017:
Shares sold	12,213	$171,412
Shares issued in reinvestment of dividends and distributions	42,026	572,399
Shares reacquired	(189,519)	(2,665,371)

Net increase (decrease) in shares outstanding before conversion	(135,280)	(1,921,560)
Shares reacquired upon conversion into other share class(es)	(810,708)	(11,571,103)

Net increase (decrease) in shares outstanding	(945,988)	$(13,492,663)

Year ended September 30, 2016:
Shares sold	20,947	$280,131
Shares issued in reinvestment of dividends and distributions	185,447	2,453,468
Shares reacquired	(388,305)	(5,227,791)

Net increase (decrease) in shares outstanding before conversion	(181,911)	(2,494,192)
Shares reacquired upon conversion into other share class(es)	(729,254)	(9,818,490)

Net increase (decrease) in shares outstanding	(911,165)	$(12,312,682)

Prudential Asset Allocation Funds	65

Notes to Financial Statements (continued)

Moderate Allocation Fund (cont’d.):

Class C	Shares	Amount
Year ended September 30, 2017:
Shares sold	216,557	$3,051,946
Shares issued in reinvestment of dividends and distributions	47,997	653,717
Shares reacquired	(544,745)	(7,695,796)

Net increase (decrease) in shares outstanding before conversion	(280,191)	(3,990,133)
Shares reacquired upon conversion into other share class(es)	(61,145)	(881,249)

Net increase (decrease) in shares outstanding	(341,336)	$(4,871,382)

Year ended September 30, 2016:
Shares sold	187,282	$2,491,966
Shares issued in reinvestment of dividends and distributions	144,287	1,908,920
Shares reacquired	(506,786)	(6,714,757)

Net increase (decrease) in shares outstanding before conversion	(175,217)	(2,313,871)
Shares reacquired upon conversion into other share class(es)	(4,290)	(56,207)

Net increase (decrease) in shares outstanding	(179,507)	$(2,370,078)

Class R
Year ended September 30, 2017:
Shares sold	3,165	$46,595
Shares issued in reinvestment of dividends and distributions	20	271
Shares reacquired	(106)	(1,563)

Net increase (decrease) in shares outstanding	3,079	$45,303

Year ended September 30, 2016:
Shares issued in reinvestment of dividends and distributions	21.7	288

Net increase (decrease) in shares outstanding	21.7	$288

Class Z
Year ended September 30, 2017:
Shares sold	9,947	$141,815
Shares issued in reinvestment of dividends and distributions	6,991	95,635
Shares reacquired	(93,707)	(1,317,721)

Net increase (decrease) in shares outstanding before conversion	(76,769)	(1,080,271)
Shares issued upon conversion from other share class(es)	69,842	1,019,478

Net increase (decrease) in shares outstanding	(6,927)	$(60,793)

Year ended September 30, 2016:
Shares sold	54,203	$756,970
Shares issued in reinvestment of dividends and distributions	21,798	289,483
Shares reacquired	(112,743)	(1,497,812)

Net increase (decrease) in shares outstanding before conversion	(36,742)	(451,359)
Shares issued upon conversion from other shares class(es)	14,753	201,832

Net increase (decrease) in shares outstanding	(21,989)	$(249,527)

66

Growth Allocation Fund

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	391,803	$6,499,312
Shares issued in reinvestment of dividends and distributions	162,185	2,559,286
Shares reacquired	(538,908)	(8,929,518)

Net increase (decrease) in shares outstanding before conversion	15,080	129,080
Shares issued upon conversion from other share class(es)	290,678	4,880,104
Shares reacquired upon conversion into other share class(es)	(17,538)	(286,809)

Net increase (decrease) in shares outstanding	288,220	$4,722,375

Year ended September 30, 2016:
Shares sold	415,136	$6,392,006
Shares issued in reinvestment of dividends and distributions	370,831	5,658,883
Shares reacquired	(537,893)	(8,293,098)

Net increase (decrease) in shares outstanding before conversion	248,074	3,757,791
Shares issued upon conversion from other share class(es)	279,236	4,330,334
Shares reacquired upon conversion into other share class(es)	(9,884)	(159,112)

Net increase (decrease) in shares outstanding	517,426	$7,929,013

Class B
Year ended September 30, 2017:
Shares sold	23,168	$372,581
Shares issued in reinvestment of dividends and distributions	25,952	393,955
Shares reacquired	(90,417)	(1,434,155)

Net increase (decrease) in shares outstanding before conversion	(41,297)	(667,619)
Shares reacquired upon conversion into other share class(es)	(298,783)	(4,805,506)

Net increase (decrease) in shares outstanding	(340,080)	$(5,473,125)

Year ended September 30, 2016:
Shares sold	17,180	$243,509
Shares issued in reinvestment of dividends and distributions	110,352	1,623,272
Shares reacquired	(166,081)	(2,478,054)

Net increase (decrease) in shares outstanding before conversion	(38,549)	(611,273)
Shares reacquired upon conversion into other share class(es)	(290,672)	(4,330,334)

Net increase (decrease) in shares outstanding	(329,221)	$(4,941,607)

Prudential Asset Allocation Funds	67

Notes to Financial Statements (continued)

Growth Allocation Fund (cont’d.):

Class C	Shares	Amount
Year ended September 30, 2017:
Shares sold	124,547	$1,989,057
Shares issued in reinvestment of dividends and distributions	27,407	416,595
Shares reacquired	(118,976)	(1,897,509)

Net increase (decrease) in shares outstanding before conversion	32,978	508,143
Shares reacquired upon conversion into other share class(es)	(9,281)	(147,845)

Net increase (decrease) in shares outstanding	23,697	$360,298

Year ended September 30, 2016:
Shares sold	140,335	$2,093,947
Shares issued in reinvestment of dividends and distributions	73,072	1,075,615
Shares reacquired	(156,885)	(2,332,276)

Net increase (decrease) in shares outstanding before conversion	56,522	837,286
Shares reacquired upon conversion into other share class(es)	(14,606)	(232,161)

Net increase (decrease) in shares outstanding	41,916	$605,125

Class R
Year ended September 30, 2017:
Shares sold	706	$11,154
Shares issued in reinvestment of dividends and distributions	59	923

Net increase (decrease) in shares outstanding	765	$12,077

Year ended September 30, 2016:
Shares sold	658.0	$9,900
Shares issued in reinvestment of dividends and distributions	20.3	308

Net increase (decrease) in shares outstanding	678.3	$10,208

Class Z
Year ended September 30, 2017:
Shares sold	27,136	$453,368
Shares issued in reinvestment of dividends and distributions	4,436	70,798
Shares reacquired	(46,936)	(774,253)

Net increase (decrease) in shares outstanding before conversion	(15,364)	(250,087)
Shares issued upon conversion from other share class(es)	21,782	360,056

Net increase (decrease) in shares outstanding	6,418	$109,969

Year ended September 30, 2016:
Shares sold	31,669	$509,228
Shares issued in reinvestment of dividends and distributions	11,252	173,509
Shares reacquired	(48,526)	(748,817)

Net increase (decrease) in shares outstanding before conversion	(5,605)	(66,080)
Shares issued upon conversion from other shares class(es)	23,665	391,273

Net increase (decrease) in shares outstanding	18,060	$325,193

68

7. Borrowings

The Company, on behalf of the Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. Each Allocation Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Allocation Funds did not utilize the SCA during the reporting period ended September 30, 2017.

Prudential Asset Allocation Funds	69

Notes to Financial Statements (continued)

8. Dividends to Shareholders

Subsequent to the year ended September 30, 2017, the Conservative Allocation Fund declared ordinary income dividends on October 18, 2017 to shareholders of record on October 19, 2017. The ex-date was October 20, 2017. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.03871
Class B	$0.01387
Class C	$0.01387
Class R	$0.03027
Class Z	$0.04706

9. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

10. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective October 1, 2017.

70

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.43	$12.49	$13.30	$13.03	$12.39
Income (loss) from investment operations:
Net investment income (loss)	.18	.16	.24	.20	.22
Net realized and unrealized gain (loss) on investment transactions	.83	.62	(.41)	.53	.70
Total from investment operations	1.01	.78	(.17)	.73	.92
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.21)	(.29)	(.22)	(.28)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	-
Total dividends and distributions	(.34)	(.84)	(.64)	(.46)	(.28)
Net asset value, end of year	$13.10	$12.43	$12.49	$13.30	$13.03
Total Return(b):	8.33%	6.61%	(1.42)%	5.67%	7.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$86,890	$85,173	$73,273	$72,292	$64,535
Average net assets (000)	$82,763	$81,813	$75,170	$66,510	$60,521
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.71%	.73%	.72%	.71%	.72%
Expenses before waivers and/or expense reimbursement	.77%	.78%	.77%	.76%	.77%
Net investment income (loss)	1.43%	1.36%	1.86%	1.48%	1.74%
Portfolio turnover rate	17%	25%	42%	46%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	71

Prudential Conservative Allocation Fund

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.37	$12.43	$13.24	$12.98	$12.33
Income (loss) from investment operations:
Net investment income (loss)	.10	.08	.15	.10	.13
Net realized and unrealized gain (loss) on investment transactions	.81	.61	(.42)	.52	.70
Total from investment operations	.91	.69	(.27)	.62	.83
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.12)	(.19)	(.12)	(.18)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	-
Total dividends and distributions	(.24)	(.75)	(.54)	(.36)	(.18)
Net asset value, end of year	$13.04	$12.37	$12.43	$13.24	$12.98
Total Return(b):	7.54%	5.84%	(2.17)%	4.82%	6.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,892	$16,107	$30,118	$40,863	$43,767
Average net assets (000)	$12,187	$23,560	$37,344	$43,801	$43,407
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.48%	1.47%	1.46%	1.47%
Expenses before waivers and/or expense reimbursement	1.48%	1.48%	1.47%	1.46%	1.47%
Net investment income (loss)	.77%	.67%	1.17%	.73%	1.01%
Portfolio turnover rate	17%	25%	42%	46%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.37	$12.44	$13.24	$12.98	$12.34
Income (loss) from investment operations:
Net investment income (loss)	.09	.08	.14	.10	.12
Net realized and unrealized gain (loss) on investment transactions	.82	.60	(.40)	.52	.70
Total from investment operations	.91	.68	(.26)	.62	.82
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.12)	(.19)	(.12)	(.18)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	-
Total dividends and distributions	(.24)	(.75)	(.54)	(.36)	(.18)
Net asset value, end of year	$13.04	$12.37	$12.44	$13.24	$12.98
Total Return(b):	7.54%	5.75%	(2.09)%	4.82%	6.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,447	$28,325	$31,091	$28,724	$22,055
Average net assets (000)	$27,069	$30,257	$30,647	$26,250	$19,308
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.48%	1.47%	1.46%	1.47%
Expenses before waivers and/or expense reimbursement	1.47%	1.48%	1.47%	1.46%	1.47%
Net investment income (loss)	.70%	.63%	1.09%	.69%	.98%
Portfolio turnover rate	17%	25%	42%	46%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	73

Prudential Conservative Allocation Fund

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.47	$12.53	$13.34	$13.07	$12.42
Income (loss) from investment operations:
Net investment income (loss)	.15	.13	.21	.17	.19
Net realized and unrealized gain (loss) on investment transactions	.84	.62	(.41)	.53	.71
Total from investment operations	.99	.75	(.20)	.70	.90
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.18)	(.26)	(.19)	(.25)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	-
Total dividends and distributions	(.31)	(.81)	(.61)	(.43)	(.25)
Net asset value, end of year	$13.15	$12.47	$12.53	$13.34	$13.07
Total Return(b):	8.11%	6.32%	(1.66)%	5.38%	7.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$153	$115	$107	$95	$59
Average net assets (000)	$136	$101	$101	$76	$54
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	.98%	.97%	.96%	.97%
Expenses before waivers and/or expense reimbursement	1.22%	1.23%	1.22%	1.21%	1.22%
Net investment income (loss)	1.18%	1.10%	1.59%	1.18%	1.48%
Portfolio turnover rate	17%	25%	42%	46%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

74

Class Z Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$12.49	$12.55	$13.36	$13.09	$12.44
Income (loss) from investment operations:
Net investment income (loss)	.21	.19	.27	.22	.24
Net realized and unrealized gain (loss) on investment transactions	.84	.63	(.40)	.54	.72
Total from investment operations	1.05	.82	(.13)	.76	.96
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.25)	(.33)	(.25)	(.31)
Distributions from net realized gains	(.14)	(.63)	(.35)	(.24)	-
Total dividends and distributions	(.37)	(.88)	(.68)	(.49)	(.31)
Net asset value, end of year	$13.17	$12.49	$12.55	$13.36	$13.09
Total Return(b):	8.65%	6.85%	(1.16)%	5.90%	7.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,086	$7,637	$6,404	$5,572	$6,097
Average net assets (000)	$7,804	$6,800	$6,058	$5,941	$5,492
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.46%	.48%	.47%	.46%	.47%
Expenses before waivers and/or expense reimbursement	.47%	.48%	.47%	.46%	.47%
Net investment income (loss)	1.67%	1.59%	2.09%	1.75%	1.90%
Portfolio turnover rate	17%	25%	42%	46%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	75

Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.93	$13.96	$15.17	$14.21	$12.80
Income (loss) from investment operations:
Net investment income (loss)	.14	.12	.18	.15	.16
Net realized and unrealized gain (loss) on investment transactions	1.62	.94	(.55)	.97	1.49
Total from investment operations	1.76	1.06	(.37)	1.12	1.65
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.21)	(.31)	(.16)	(.24)
Distributions from net realized gains	(.31)	(.88)	(.53)	-	-
Total dividends and distributions	(.48)	(1.09)	(.84)	(.16)	(.24)
Net asset value, end of year	$15.21	$13.93	$13.96	$15.17	$14.21
Total Return(b):	12.99%	8.00%	(2.79)%	7.91%	13.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$124,808	$106,173	$96,846	$93,752	$81,788
Average net assets (000)	$114,527	$100,247	$98,271	$89,611	$74,440
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.70%	.75%	.71%	.70%	.71%
Expenses before waivers and/or expense reimbursement	.76%	.80%	.76%	.75%	.76%
Net investment income (loss)	1.00%	.90%	1.17%	1.00%	1.22%
Portfolio turnover rate	19%	20%	45%	35%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

76

Class B Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.79	$13.83	$15.04	$14.09	$12.69
Income (loss) from investment operations:
Net investment income (loss)	.06	.03	.07	.04	.07
Net realized and unrealized gain (loss) on investment transactions	1.58	.91	(.56)	.97	1.48
Total from investment operations	1.64	.94	(.49)	1.01	1.55
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.10)	(.19)	(.06)	(.15)
Distributions from net realized gains	(.31)	(.88)	(.53)	-	-
Total dividends and distributions	(.38)	(.98)	(.72)	(.06)	(.15)
Net asset value, end of year	$15.05	$13.79	$13.83	$15.04	$14.09
Total Return(b):	12.16%	7.13%	(3.55)%	7.15%	12.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,496	$25,407	$38,084	$53,127	$54,574
Average net assets (000)	$19,480	$32,651	$48,273	$56,302	$54,466
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.50%	1.46%	1.45%	1.46%
Expenses before waivers and/or expense reimbursement	1.47%	1.50%	1.46%	1.45%	1.46%
Net investment income (loss)	.40%	.22%	.49%	.28%	.51%
Portfolio turnover rate	19%	20%	45%	35%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	77

Prudential Moderate Allocation Fund

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.78	$13.83	$15.03	$14.08	$12.69
Income (loss) from investment operations:
Net investment income (loss)	.04	.03	.06	.04	.06
Net realized and unrealized gain (loss) on investment transactions	1.61	.90	(.54)	.97	1.48
Total from investment operations	1.65	.93	(.48)	1.01	1.54
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.10)	(.19)	(.06)	(.15)
Distributions from net realized gains	(.31)	(.88)	(.53)	-	-
Total dividends and distributions	(.38)	(.98)	(.72)	(.06)	(.15)
Net asset value, end of year	$15.05	$13.78	$13.83	$15.03	$14.08
Total Return(b):	12.24%	7.06%	(3.48)%	7.15%	12.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,765	$28,306	$30,872	$29,564	$24,604
Average net assets (000)	$26,925	$29,628	$31,776	$28,118	$21,933
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.50%	1.46%	1.45%	1.46%
Expenses before waivers and/or expense reimbursement	1.46%	1.50%	1.46%	1.45%	1.46%
Net investment income (loss)	.31%	.19%	.40%	.24%	.43%
Portfolio turnover rate	19%	20%	45%	35%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

78

Class R Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.83	$13.87	$15.11	$14.15	$12.76
Income (loss) from investment operations:
Net investment income (loss)	.07	.09	.18	.11	.05
Net realized and unrealized gain (loss) on investment transactions	1.65	.93	(.62)	.97	1.55
Total from investment operations	1.72	1.02	(.44)	1.08	1.60
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.18)	(.27)	(.12)	(.21)
Distributions from net realized gains	(.31)	(.88)	(.53)	-	-
Total dividends and distributions	(.44)	(1.06)	(.80)	(.12)	(.21)
Net asset value, end of year	$15.11	$13.83	$13.87	$15.11	$14.15
Total Return(b):	12.80%	7.68%	(3.26)%	7.67%	12.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51	$4	$4	$177	$153
Average net assets (000)	$15	$4	$140	$167	$15
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.88%	1.00%	.96%	.95%	.90%
Expenses before waivers and/or expense reimbursement	1.16%	1.25%	1.21%	1.20%	1.15%
Net investment income (loss)	.51%	.64%	1.18%	.76%	.40%
Portfolio turnover rate	19%	20%	45%	35%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	79

Prudential Moderate Allocation Fund

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2017(a)	2016(a)	2015(a)	2014	2013(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.95	$13.99	$15.20	$14.23	$12.81
Income (loss) from investment operations:
Net investment income (loss)	.18	.17	.21	.17	.21
Net realized and unrealized gain (loss) on investment transactions	1.62	.92	(.54)	.99	1.49
Total from investment operations	1.80	1.09	(.33)	1.16	1.70
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.25)	(.35)	(.19)	(.28)
Distributions from net realized gains	(.31)	(.88)	(.53)	-	-
Total dividends and distributions	(.51)	(1.13)	(.88)	(.19)	(.28)
Net asset value, end of year	$15.24	$13.95	$13.99	$15.20	$14.23
Total Return(b):	13.32%	8.21%	(2.54)%	8.22%	13.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,481	$3,283	$3,601	$3,767	$2,684
Average net assets (000)	$2,928	$3,319	$3,537	$3,190	$2,874
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.45%	.50%	.46%	.45%	.46%
Expenses before waivers and/or expense reimbursement	.45%	.50%	.46%	.45%	.46%
Net investment income (loss)	1.27%	1.24%	1.43%	1.20%	1.57%
Portfolio turnover rate	19%	20%	45%	35%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

80

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.94	$16.15	$17.41	$16.02	$13.58
Income (loss) from investment operations:
Net investment income (loss)	.10	.07	.08	.08	.10
Net realized and unrealized gain (loss) on investment transactions	2.67	1.33	(.84)	1.42	2.46
Total from investment operations	2.77	1.40	(.76)	1.50	2.56
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.16)	(.35)	(.11)	(.12)
Distributions from net realized gains	(.46)	(1.45)	(.15)	-	-
Total dividends and distributions	(.64)	(1.61)	(.50)	(.11)	(.12)
Net asset value, end of year	$18.07	$15.94	$16.15	$17.41	$16.02
Total Return(b):	17.95%	9.13%	(4.58)%	9.37%	19.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$78,919	$65,038	$57,536	$56,293	$46,911
Average net assets (000)	$70,830	$60,610	$59,770	$52,609	$41,896
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.71%	.75%	.75%	.75%	.75%
Expenses before waivers and/or expense reimbursement	.90%	.97%	.93%	.90%	.92%
Net investment income (loss)	.58%	.47%	.48%	.46%	.65%
Portfolio turnover rate	23%	24%	44%	24%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	81

Prudential Growth Allocation Fund

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.28	$15.53	$16.76	$15.44	$13.10
Income (loss) from investment operations:
Net investment income (loss)	- (d)	(.03)	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.53	1.27	(.82)	1.36	2.38
Total from investment operations	2.53	1.24	(.85)	1.32	2.37
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	(.23)	-	(.03)
Distributions from net realized gains	(.46)	(1.45)	(.15)	-	-
Total dividends and distributions	(.53)	(1.49)	(.38)	-	(.03)
Net asset value, end of year	$17.28	$15.28	$15.53	$16.76	$15.44
Total Return(b):	17.04%	8.35%	(5.28)%	8.55%	18.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,205	$13,335	$18,670	$27,929	$29,785
Average net assets (000)	$11,120	$16,171	$24,591	$30,822	$29,020
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.61%	1.67%	1.63%	1.60%	1.62%
Net investment income (loss)	.01%	(.18)%	(.16)%	(.22)%	(.06)%
Portfolio turnover rate	23%	24%	44%	24%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

82

Class C Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.30	$15.54	$16.78	$15.45	$13.11
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.04)	(.05)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.55	1.29	(.81)	1.38	2.38
Total from investment operations	2.53	1.25	(.86)	1.33	2.37
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	(.23)	-	(.03)
Distributions from net realized gains	(.46)	(1.45)	(.15)	-	-
Total dividends and distributions	(.53)	(1.49)	(.38)	-	(.03)
Net asset value, end of year	$17.30	$15.30	$15.54	$16.78	$15.45
Total Return(b):	17.01%	8.41%	(5.33)%	8.61%	18.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,517	$12,473	$12,025	$11,858	$10,416
Average net assets (000)	$13,311	$12,092	$12,540	$11,625	$9,377
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.60%	1.67%	1.63%	1.60%	1.62%
Net investment income (loss)	(.14%)	(.26)%	(.28)%	(.29)%	(.10)%
Portfolio turnover rate	23%	24%	44%	24%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	83

Prudential Growth Allocation Fund

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.80	$16.01	$17.27	$15.90	$13.48
Income (loss) from investment operations:
Net investment income (loss)	.06	(.04)	.04	.04	.06
Net realized and unrealized gain (loss) on investment transactions	2.65	1.40	(.84)	1.40	2.45
Total from investment operations	2.71	1.36	(.80)	1.44	2.51
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.12)	(.31)	(.07)	(.09)
Distributions from net realized gains	(.46)	(1.45)	(.15)	-	-
Total dividends and distributions	(.60)	(1.57)	(.46)	(.07)	(.09)
Net asset value, end of year	$17.91	$15.80	$16.01	$17.27	$15.90
Total Return(b):	17.69%	8.91%	(4.85)%	9.07%	18.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29	$14	$3	$3	$3
Average net assets (000)	$26	$8	$3	$3	$3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	1.00%	1.00%	.97%	1.00%
Expenses before waivers and/or expense reimbursement	1.34%	1.42%	1.36%	1.31%	1.37%
Net investment income (loss)	.35%	(.24)%	.21%	.25%	.40%
Portfolio turnover rate	23%	24%	44%	24%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

84

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.14	$16.34	$17.61	$16.20	$13.73
Income (loss) from investment operations:
Net investment income (loss)	.14	.13	.15	.11	.13
Net realized and unrealized gain (loss) on investment transactions	2.70	1.33	(.87)	1.45	2.50
Total from investment operations	2.84	1.46	(.72)	1.56	2.63
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.21)	(.40)	(.15)	(.16)
Distributions from net realized gains	(.46)	(1.45)	(.15)	-	-
Total dividends and distributions	(.68)	(1.66)	(.55)	(.15)	(.16)
Net asset value, end of year	$18.30	$16.14	$16.34	$17.61	$16.20
Total Return(b):	18.19%	9.39%	(4.36)%	9.64%	19.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,211	$1,845	$1,573	$1,477	$989
Average net assets (000)	$1,974	$1,794	$1,352	$1,278	$1,071
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.46%	.50%	.50%	.50%	.50%
Expenses before waivers and/or expense reimbursement	.60%	.67%	.63%	.60%	.62%
Net investment income (loss)	.86%	.81%	.82%	.62%	.84%
Portfolio turnover rate	23%	24%	44%	24%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	85

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund (the “Funds”), each a series of Prudential Investment Portfolios, Inc., including each Funds’ schedule of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the transfer agent or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2017

86

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2017, the Allocation Funds reported the maximum amount allowed per share, but not less than the following amounts as capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class A, B, C, R and Z shares as follows:

Capital Gains Distributions
Conservative Allocation Fund	$0.06
Moderate Allocation Fund	0.31
Growth Allocation Fund	0.13

For the year ended September 30, 2017, Allocation Funds reports the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	18.10%	9.84%	52.55%
Moderate Allocation Fund	31.65%	19.20%	36.25%
Growth Allocation Fund	33.87%	20.29%	11.46%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

Prudential Asset Allocation Funds	87

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Funds

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Asset Allocation Funds

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014

Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Asset Allocation Funds

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016

M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Board of Directors

The Board of Directors (the “Board”) of the Prudential Asset Allocation Funds (each, a “Fund, and collectively, the “Funds”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the

Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Funds’ advisory agreements.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2016 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for each Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current levels of assets the Funds do not realize the effect of those rate reductions. The Board took note that each Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2016. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe3, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund

3	For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe.

For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although the Fund is classified in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PGIM Investments believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

For Prudential Growth Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Performance Universe.

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data. To the extent that PGIM Investments deemed appropriate, and for reasons addressed in detail with the Board, PGIM Investments may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed each Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Conservative Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index for the one-, five-, and ten-year periods.
•

The Board and PGIM Investments agreed to enhance the existing expense cap, which caps the Fund’s annual operating expenses at 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2018, by reducing the expense cap to 0.35% (exclusive of 12b-1 fees and certain other fees) through January 31, 2019.

•

The Board and PGIM Investments also agreed to permanently reduce the Fund’s management fee schedule. The current management fee schedule is 0.20% on average daily net assets to $5 billion, and 0.175% of average daily net assets over $5 billion. Effective July 1, 2017, the new management fee schedule is 0.10% on average daily net assets to $5 billion, and 0.08% on average daily net assets over $5 billion.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s subadvisory fee schedule. The current subadvisory fee is 0.10% of average daily net assets. Effective July 1, 2017, the new subadvisory fee will be 0.05% of average daily net assets.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements with the permanent management fee and subadvisory reduction.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

Prudential Moderate Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index for the one-and ten-year periods.
•

The Board and PGIM Investments agreed to enhance the existing expense cap, which caps the Fund’s annual operating expenses at 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2018, by reducing the expense cap to 0.35% (exclusive of 12b-1 fees and certain other fees) through January 31, 2019.

•

The Board and PGIM Investments also agreed to permanently reduce the Fund’s management fee schedule. The current management fee schedule is 0.20% on average daily net assets to $5 billion, and 0.175% of average daily net assets over $5 billion. Effective July 1, 2017, the new management fee schedule is 0.10% on average daily net assets to $5 billion, and 0.08% on average daily net assets over $5 billion.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s subadvisory fee schedule. The current subadvisory fee is 0.10% of average daily net assets. Effective July 1, 2017, the new subadvisory fee will be 0.05% of average daily net assets.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements with the permanent management and subadvisory fee reduction.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered information from PGIM Investments indicating that the Fund showed near-term outperformance, with the Fund outperforming its benchmark index during the second half of 2016 and the first quarter of 2017.

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•	The Board noted PGIM Investments’ conviction in the subadviser in light of the management team’s vast experience in managing asset allocation strategies and the depth of the investment team.
•

The Board and PGIM Investments agreed to enhance the existing expense cap, which caps the Fund’s annual operating expenses at 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2018, by reducing the expense cap to 0.35% (exclusive of 12b-1 fees and certain other fees) through January 31, 2019.

•

The Board noted information provided by PGIM Investments indicating that if the reduced expense cap were in effect for the full fiscal year, the Fund’s net total expenses would rank in the third quartile of the Peer Group.

•

The Board and PGIM Investments also agreed to permanently reduce the Fund’s management fee schedule. The current management fee schedule is 0.20% on average daily net assets to $5 billion, and 0.175% on average daily net assets over $5 billion. Effective July 1, 2017, the new management fee schedule is 0.10% on average daily net assets to $5 billion, and 0.08% on average daily net assets over $5 billion.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s subadvisory fee schedule. The current subadvisory fee is 0.10% of average daily net assets. Effective July 1, 2017, the new subadvisory fee will be 0.05% of average daily net assets.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements with the permanent management and subadvisory fee reduction.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Prudential Asset Allocation Funds

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Funds has delegated to the Funds’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2017 and September 30, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $183,858 and $217,601 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(c) Tax Fees

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(d) All Other Fees

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢         Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢         Financial information systems design and implementation

➢         Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢         Actuarial services

➢         Internal audit outsourcing services

➢         Management functions or human resources

➢         Broker or dealer, investment adviser, or investment banking services

➢         Legal services and expert services unrelated to the audit

➢         Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2017 and September 30, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 28, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 28, 2017